                                       [60 YEARS INVESTMENT EXPERIENCE GRAPHIC]

[LOGO] WM VARIABLE TRUST



                                                    the difference is experience

[VARIOUS BUSINESS GRAPHICS]

                                                                   Annual Report
                                            for the year ended December 31, 1999

FIXED-INCOME FUND DIVISIONS

money market fund

short term high quality bond fund

u.s. government securities fund

income fund



                  EQUITY FUND DIVISIONS

                  bond & stock fund

                  growth & income fund

                  growth fund

                  northwest fund

                  emerging growth fund

                  international growth fund



                                   STRATEGIC ASSET

                                   MANAGEMENT

                                   PORTFOLIO DIVISIONS

                                   strategic growth
                                   portfolio

                                   conservative growth
                                   portfolio

                                   balanced portfolio

                                   flexible income portfolio

                                   income portfolio


                                  CONTENTS

message from the president               1


diversifying your portfolio
and managing risk                        2

individual fund reviews                  4


statements of assets
and liabilities                         34

statements of operations                38


statements of changes
in net assets                           40

statements of changes
in net assets - capital
stock activity                          44

financial highlights                    46


portfolio of investments                61


notes to financial
statements                              82

independent
auditor's report                        93

special meeting
of shareholders
(unaudited)                             94

tax information
(unaudited)                             95

[BACKGROUND GRAPHICS]

[PHOTO WILLIAM G. PAPESH]

Dear Contract Owner,

The decade, the century, and the millennium have simultaneously drawn to a close. To the typical investor, the more recent past is likely of greatest interest. In the 1990s, the value of the U.S. stock market rose over 400%, as measured by the S&P 500. (1) The 1990s also saw one of the longest-running economic expansions on record. However, compared to other historic investment events of this century, the 1990s are perhaps not all that remarkable.

In 1999, our fund family celebrated its 60th year in the investment management business. Our time-honored tradition dates back to 1939 when Composite Research & Management Co. (now known as WM Advisors, Inc.) launched the Bond & Stock Fund, which was one of the first 50 mutual funds in the U.S. Today, investors can choose from more than 7,000 mutual funds. In the intervening 60 years, the investment landscape has been permanently altered, first by theoretical advances in finance and then by innovations in computer technology. We have managed stock and bond investments through six decades of changing market environments, including World War II, the Vietnam War, wage and price controls, the stock market crash of 1987, and 10 recessions. Throughout these events, our approach to investing has remained the same, defined by rigorous research, a commitment to outstanding performance, and a value-oriented investment philosophy.

From the beginning, the WM Funds has recognized the value of diversification in managing investment portfolios. By combining bond and stock investments in a single portfolio in the 1930s, the Bond & Stock Fund sought to offer investors a convenient and professionally managed investment vehicle designed to weather the storms of changing market conditions. The theory of diversification - which created a means to mathematically measure the actual and potential risk-reduction benefits of investing in a diversified portfolio - did not arise until the 1950s. Since then, computer technology has led to more sophisticated asset allocation models such as those employed in managing the WM Strategic Asset Management (SAM) Portfolios. The addition of the International Growth Fund to the WM Funds family has provided expanded opportunities for individuals to craft a well-diversified portfolio.

The importance of diversification in managing investment risk was evident in the financial market results in 1999. During the 12-month period ended December 31, 1999, both U.S. and foreign stock markets posted strong gains, with the S&P 500 up over 21%(1) and the Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE) Index rising over 27%. (2) A combination of low inflation, strong economic growth and continued consumer spending helped sustain corporate earnings and the U.S. equity market. Internationally, higher share prices in Japan and a recovery from the currency crisis in Pacific Rim countries helped boost the international index. However, U.S. bond markets declined during the same period in response to the Federal Reserve raising interest rates in an attempt to forestall any potential increases in inflation.

As is often the case, stock and bond markets moved in opposite directions throughout much of 1999. Bond investors who included some stock investments in their portfolios, probably fared better than those who held only fixed-income investments. Those who invested primarily in stock funds may have experienced a high degree of volatility throughout the year. Including a small allocation to bonds and bond funds in an equity portfolio can help temper risk and, over time, result potentially in higher long-term returns.

Your Investment Representative can help you select an appropriate mix of investments for your portfolio based on your financial goals. Whether you are seeking current income or long-term capital appreciation, the WM Funds offer investment vehicles designed to meet your goals and financial needs. For example, the SAM Portfolios provide the convenience of immediate diversification and the advantages of professionally managed asset allocation through changing market conditions. For more information about additional strategies that can help you pursue your financial objectives, speak with your Investment Representative.

We look forward to the ongoing leveraging of our experience and history to meet the investment challenges of the new millennium. Thank you for your continued confidence in the WM Funds.

Sincerely,

/S/ William G. Papesh

William G. Papesh
President


(1) Source: Ibbotson Associates. The S&P 500 is an unmanaged index of common stocks. Results include reinvestment of dividends.

(2) The Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE) index is a market capitalization weighted index designed to measure the performance of 23 developed markets worldwide.

Past performance is no guarantee of future results. Individuals cannot invest directly in any index.

[KEY GRAPHIC]


                     DIVERSIFYING
      YOUR PORTFOLIO CAN HELP YOU
          MANAGE INVESTMENT RISK.


Building a diversified portfolio may provide the key to finding a balance between risk and the pursuit of your investment goals.


Investment risk comes in many forms. The risk that most people think of is the potential to lose money due to a decline in the value of an investment. Understanding this type of risk - known as market risk - is critical to making sound investment decisions. Other types of risk, however, should also be considered when choosing investments. Those who are investing for current income or to preserve capital often overlook inflation risk. But over time, inflation can eat away at your purchasing power. If prices were to rise at an inflation rate of 4% per year, after 20 years a dollar would buy only half as much as it does today. Another more subtle form of risk involves the possibility of not meeting your investment objectives. If you are investing to build a nest egg for retirement, for example, the consequences of not meeting your goal could be significant.

Unfortunately, these different types of risk can make it difficult for people to feel comfortable with their investment choices. For example, if you invest in growth-oriented stock funds in order to have the best chance of outpacing inflation, you will generally incur a higher degree of market risk, since stocks tend to be more volatile than other types of investments. Building a diversified portfolio may provide the key to finding a balance between risk and the pursuit of your investment goals.

                                ASSET ALLOCATION
                              TAKES THE CONCEPT OF
                                DIVERSIFICATION
                                ONE STEP FURTHER.


WHY DIVERSIFICATION CAN HELP REDUCE RISK

Diversification helps put the law of averages to work for you. When you invest in more than one stock or bond, your portfolio return is based on the average of all the individual securities in the portfolio. But the variability of your returns - a way to measure your chance of loss - will likely be less than the average volatility of the individual securities. This means that by diversifying, you can potentially reduce risk without having to sacrifice the opportunity to earn higher returns.

Asset allocation takes the concept of diversification one step further. Because prices of different types of assets, such as money market instruments, bonds, and stocks, often don't react the same way to market events, they can provide potentially greater diversification benefits than securities in the same asset class. A measure that can help assess the potential risk-reduction afforded is known as correlation. The lower the corre-lation between two securities, the greater the diversification opportunities. In general, stocks and bonds have a correlation of less than 0.30.* Perfect correlation between two securities is 1.0.

                               CORRELATION IS THE
                                DEGREE TO WHICH
                              INVESTMENTS MOVE UP
                               AND DOWN TOGETHER.


KEEP YOUR
TIME FRAME IN MIND

The individual asset classes that you choose for your investment portfolio will depend largely on your time frame. Whether you are pursuing a short-term goal or have a longer-term investment horizon, it's always important to seek to diversify your investments appropriately. For more information about how to tailor your portfolio to fit your objectives, speak with your financial representative.



Fixed-Income Investments Can Help SMOOTH PORTFOLIO RETURNS

Although equity investments have dominated headlines in recent years, fixed-income securities remain a viable investment alternative that can play an important part in an overall investment portfolio. Bond investments are generally less risky than stock investments and have a predictable income stream that continues even if prices decline. With low inflation creating strong real returns, the current market environment is quite positive for fixed-income investments. The real return of an investment is the difference between the overall return and the current rate of inflation; it measures the change in wealth or buying power offered by an investment. Even with bond yields that are less than historical averages, lower inflation can produce very attractive real returns.

In addition to strong results, fixed-income investments offer diversification and risk management characteristics as a part of an overall investment portfolio. Bonds can reduce volatility in your portfolio if combined with stock investments. Bond investments also offer a safer environment if you are closer to reaching a long-term goal, such as a college fund or retirement portfolio. Speak with your representative about your current portfolio and discuss strategies to incorporate fixed-income investments.


STRONG REAL RETURNS FOR FIXED-INCOME INVESTMENTS
VS. INFLATION (January 1985 - December 1999)

Hi-Yield Corporate                 11.42%

Corporate                           9.81%

Mortgage                            9.54%

Government                          8.85%

Inflation                           3.18%

                                  [BAR GRAPH]

Source: Ibbotson Associates. Lehman Brothers indices used for Corporate, Mortgage and Government Bonds; Ibbotson indices used for high-yield bonds and inflation. Individuals cannot invest directly in an index.

CONSIDER INTERNATIONAL INVESTMENTS


Over the years, the correlation between domestic stocks and bonds has gradually risen. Therefore, the potential diversification benefits afforded today, while still quite substantial, may not be as significant as they were in the '40s, '50s, and '60s. Because the concept of diversification applies to many types of investments, you can potentially further reduce the variability of your portfolio returns by investing in additional asset classes.

If you are investing for a long-term goal, including international investments in your asset allocation may potentially help temper declines in the value of your domestic stock and bond investments over time. Prices of stocks and bonds issued by companies or governments in foreign countries often do not move in tandem with securities prices in the U.S. For example, the foreign stocks that comprise the Morgan Stanley Capital International EAFE Index have a correlation of 0.49 with the S&P 500 Index.**

Of course, risk is only part of the equation. The chart to the left shows annual historical returns for international stock and bond indices since 1985. As in the U.S. markets, stocks have generally posted higher returns than bonds over time, but also carry a greater degree of risk.

*Source: Ibbotson Associates. Stocks are represented by the S&P 500. Bonds are represented by the returns of the Lehman Brothers Aggregate Bond Index. Based on monthly returns for the 20-year period ended December 31, 1999.

** Source: Ibbotson Associates. Based on monthly returns for the 20-year period ended December 31, 1999. International investments can carry greater risks including currency, liquidity and political risks.

PERFORMANCE OF INTERNATIONAL INVESTMENT INDICES
(January 1985 - December 1999)

MSCI Nordic Countries                             24.62%

MSCI Europe                                       20.16%

MSCI World                                        17.07%

MSCI EAFE                                         16.29%

SB Foreign Government Bonds                       12.66%

IFCG Emerging Markets                             12.35%

MSCI Far East                                     12.04%

                                  [BAR GRAPH]

Source: Ibbotson Associates. Regional equity indices provided by Morgan Stanley Capital International (MSCI), bond index provided by Salomon Brothers (SB), and Emerging Markets index provided by the International Finance Corporation (IFCG). Individuals cannot invest directly in an index. International investments can carry greater risks including currency, liquidity and political risks.

INDIVIDUAL FUND AND PORTFOLIO reviews

                                     TO OUR
                                CONTRACT OWNERS:


                                 WE ARE PLEASED
                               TO PROVIDE YOU WITH
                          AN OVERVIEW OF THE UNDERLYING
                          FUNDS AND PORTFOLIOS IN THE
                                WM VARIABLE TRUST
                             FOR THE 12-MONTH PERIOD
                            ENDED DECEMBER 31, 1999.

                                WE HAVE INCLUDED
                               BIOGRAPHIES OF THE
                            INVESTMENT PROFESSIONALS
                             MANAGING THE UNDERLYING
                              FUNDS AND PORTFOLIOS
                                   TO HELP YOU
                              BETTER UNDERSTAND THE
                              INVESTMENT MANAGEMENT
                                AVAILABLE TO YOU
                           AS A CONTRACT OWNER OF THE
                               WM VARIABLE TRUST.

WM Advisors, Inc. is the investment advisor to WM Variable Trust, and has general oversight responsibility for the advisory services provided to the underlying Funds and Portfolios. These services include formulating the underlying Funds' and Portfolios' investment policies, analyzing economic trends affecting the Funds and Portfolios, and directing and evaluating the investment services provided by the Sub-Advisors and the individual Portfolio Managers of each underlying Fund and Portfolio. WM Advisors, Inc. supervises the individual Portfolio Managers in their day-to-day management of the underlying Funds and Portfolios in the WM Variable Trust family to ensure that policies and guidelines are met, and to determine appropriate investment performance measures.

Understanding the
Accompanying Charts

In order to help you understand the investment performance of each underlying Fund and Portfolio of the WM Variable Trust, we have included the following discussions along with graphs that compare their performance to certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Total return is used to measure a fund's performance and reflects both changes in the unit value of the fund as well as any income dividend and/or capital gain distributions made by a fund during the period. Past performance is not a guarantee of future results. A fund's unit value and investment return will vary with market conditions, and the principal value of an investment when you redeem your units may be more or less than the original cost.

Where applicable, the total returns of the underlying Funds and Portfolios reflect the Advisors' voluntary waiver of fees, reimbursement of certain expenses, and credits allowed by the Custodian. Total returns would have been lower if these fees, expenses, and credits had not been waived, reimbursed or reduced by credits.

Both the underlying Funds' and Portfolios' performance results and the market indices reflect total reinvestment of income, dividends, and capital gains. The unit values of these variable options will fluctuate with market conditions.



The Funds of the WM Variable Trust may not be purchased directly but are currently available only through the WM Strategic Asset Manager and WM Advantage tax-deferred variable annuities issued by American General Life Insurance Company. Annuity contract owner values will depend not only on the performance of the Funds, but also on the mortality and expense risk charges and administrative charges under the WM Strategic Asset Manager and WM Advantage tax-deferred variable annuity contracts.

MONEY MARKET fund



PORTFOLIO MANAGER:
AUDREY QUAYE
WM ADVISORS, INC.

Audrey Quaye has seven years experience in investment management and analysis. She is a Chartered Financial Analyst and a Certified Public Accountant. She also holds an MBA from the University of Southern California. She has been with WM Advisors, Inc. since 1996.

ECONOMIC OVERVIEW

Economic data released during the year indicated continuing strength in the U.S. economy. Industrial production, which had been moderate at the beginning of the period, accelerated during the past six months. Consumer confidence remained relatively high and consumer spending continued unabated. Housing demand began to slow during the second half of the year, partially due to an increase in mortgage rates. Also, oil prices rose from a low of $10.50 a barrel in February, to a high of over $27 in December. Exports also began to show a rising trend. The labor market remained tight in most regions, and the unemployment rate declined to a 30-year low of 4.1%.

In response to mounting concerns over inflationary pressures, the Federal Reserve's Open Market Committee raised its target Fed funds rate (the rate at which banks borrow from each other) 25 basis points on three separate occasions in 1999. The benchmark 90-day U.S. Treasury bill yield rose from a low of 4.27% on April 13, 1999, to a high of over 5.5% in December 1999. This trend benefited money market contract owners since the average yield on taxable money market instruments also rose significantly during the period. The spread (difference between the yields on the 90-day Treasury bill and the money market instruments) widened from a low of 34 basis points (0.34%) in March to a high of 139 basis points (1.39%) on October 8, 1999. Thus, the yield advantage of taxable money market instruments relative to T-bills improved dramatically. The yield spread widened due to the combined effect of liquidity concerns related to Year 2000 and the effect of normal year-end borrowing by corporations.

ECONOMIC AND INTEREST RATE OUTLOOK

The short-term interest rate outlook is uncertain due to continued tightness in the U.S. labor market, mounting wage pressures, and a gradual improvement in global economies, especially in Europe and Asia. We believe that short-term interest rate increases are possible, but long-term conditions remain positive. The rate hikes are likely to lead to a more moderate economic growth rate and lower levels of inflation. However, the weakening of the U.S. dollar versus other major currencies and the increasing valuation of the stock market remain as concerns.

PORTFOLIO STRATEGY

MONEY MARKET FUND

We increased the Fund's exposure to domestic money market instruments because of improved credit quality of domestic issuers. We also maintained our exposure to the Banking sector above 25% of portfolio assets throughout the period. Finally, we kept the Fund's weighted average maturity neutral relative to the benchmark in view of the uncertainty regarding interest rates.



Note: Principal is not guaranteed or insured by the U.S. government, and yields will fluctuate depending on market conditions. There is no assurance the Fund will maintain a stable unit value.

                                                                    money fund 5

SHORT TERM HIGH QUALITY BOND fund



PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

Through December 31, 1999, a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski has managed the Short Term High Quality Bond Fund. As of January 1, 2000, Senior Portfolio Manager Craig Sosey, who has been assisting with the security selection and analysis of the Fund, will be taking over primary management responsibilities while Mr. Pokrzywinski continues in his role as head of the fixed-income team and primary Portfolio Manager of the Income Fund. Mr. Sosey joined WM Advisors, Inc. in 1998 and has over 15 years banking and financial analysis experience, and also manages the U.S. Government Securities Fund. Mr. Sosey has a BS in Finance from the University of the Pacific and an MBA from the University of California, Berkeley.

PERFORMANCE REVIEW(4)

From the Fund's inception (January 12, 1994) through December 31, 1999, the Fund returned 4.22% on an average annual total return basis. For the 12-month period ended December 31, 1999, the Fund's total return was 2.89%. Interest rates increased throughout the period, with the yield on the two-year Treasury rising 171 basis points (1.71%). Because the Fund invests in short-term assets that are less sensitive to changes in rates, performance remained positive. However, rising interest rates did offset some of the income earned by the Fund during the last 12 months.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Although interest rate movements affect short-term funds less than long-term funds, the dramatic rise in rates left almost no bonds untouched. The benefits of reduced volatility, income characteristics, and a

GROWTH OF A $10,000 INVESTMENT(2),(3)

       Fund (without annuity expenses)(4)
       Lehman Brothers Mutual Fund Short (1-5) Investment
       Grade Debt Index(1)
       Inflation (CPI)(1)

Inception 1/1           10000       10000       10000

Mar                      9785        9920       10049

Jun                      9770        9880       10097

Sep                      9887        9953       10194

Dec 94                   9864        9838       10250

Mar                     10291        9999       10346

Jun                     10750       10329       10367

Sep                     10942       10455       10485

Dec 95                  11288       10753       10561

Mar                     11279       10710       10610

Jun                     11384       10797       10630

Sep                     11596       10975       10783

Dec 96                  11863       11155       10852

Mar                     11901       11247       10928

Jun                     12227       11433       10984

Sep                     12532       11670       11081

Dec 97                  12724       11814       11101

Mar                     12935       11940       11164

Jun                     13163       12087       11218

Sep                     13602       12385       11258

Dec 98                  13687       12487       11299

Mar                     13795       12589       11375

Jun                     13813       12585       11457

Sep                     13942       12737       11575

Dec 99                  14029       12794       11637

TOTAL AVERAGE RETURNS AS OF 12/31/99 (2),(3)                                           1 YEAR        5 YEAR(8)   SINCE INCEPTION(8)
                                                                                                                 (January 12, 1994)
       Fund (without annuity expenses)(4)                                               2.89%          5.40%         4.22%
       Fund (with annuity expenses)(5), (6)                                             1.45%          3.93%         2.76%
       Fund (adjusted for the maximum surrender charge)(5), (7)                        -4.00%          3.16%         2.05%
       Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index(1)           2.50%          7.30%         5.89%

(1) Index total returns were calculated from 1/31/94 to 12/31/99. The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index includes all investment-grade corporate debt securities with maturities of one to five years. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI).

(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Division. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

(6)  Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(7)  Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(8)  Annualized.

                        SHORT TERM HIGH QUALITY BOND fund
                             portfolio composition++

      [PIE CHART]

A                   10%

AA                  13%

AAA                 63%

BBB                 14%

relatively stable price of a short-term fund could be seen in the performance during the past year, as short-term funds generally outperformed longer-term assets. The bonds in which the Fund invests (corporate, mortgage, and asset-backed securities) performed better than Treasuries because their yields increased considerably less than yields of Treasury securities with similar maturities (bond prices move in the opposite direction of interest rates). In the aftermath of the global crisis and flight-to-quality seen in 1998, the difference in yield between corporate bonds and Treasuries was quite pronounced. As stability returned to the market, this yield gap narrowed, allowing for better performance by corporate and mortgage-backed securities. Yield spreads, or differentials, widened again in early summer as the Federal Reserve Open Market Committee enacted the first of three successive interest-rate increases. This coincided with a significant increase in the supply of corporate securities, resulting from companies rushing to issue ahead of Y2K concerns. These events caused yield spreads to widen somewhat (but not nearly to the level we saw in 1998), and overall performance for mortgage, asset-backed, and corporate securities was better than the performance of Treasuries. An additional benefit of corporate, mortgage and asset-backed securities is the income they supply to the Fund. These securities tend to have higher yields than Treasuries with similar maturities, and the weighting in these holdings generated additional income for contract owners of the Fund.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We maintained our core positions during the year, with nearly three-fourths of portfolio assets in corporate, mortgage, and asset-backed securities. With the backup in interest rates mentioned above, we used the opportunity to capture increased yields by increasing our weighting in corporates and mortgage-backed securities while slightly lengthening maturities. Spreads on corporates, mortgage-backed and asset-backed securities, especially for short-maturity securities, offer income and return characteristics that are historically attractive. Corporate securities are the largest weighting of the Fund, representing 35% of net assets. These holdings generate the strongest yield advantage over Treasuries, and the issuing companies have benefited from a strong economy. Most of the securities rated BBB in the portfolio are corporate holdings which tend to offer strong yields and limited credit risk.

We took advantage of economic conditions by investing assets in some non-cyclical businesses during the period. Technology firms such as Sun Microsystems and cable-provider Cox Communications were added to the portfolio. In addition, we held positions in large financial firms such as Goldman Sachs and Wells Fargo & Co.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Our long-term outlook for interest rates is quite positive. We believe that fundamental structural forces are in place for a continued low global inflationary environment. Despite increasing commodity prices, demographic forces, fiscal austerity, technological enhancements, and excess capacity all point toward a lack of pervasive price pressures and a positive environment for fixed-income assets.

The underlying and ongoing strategy will be to use a mix of mortgage- and asset-backed investments. Overall, Treasury securities will comprise a relatively small portion of the Fund due to our outlook, on both a yield and return basis, for non-Treasury bonds. The Fund will move between sectors based on historical yield relationships and will minimize risk with its concentration in short-term assets.

Given reasonable yield relationships, the best long-term approach for the Fund is to keep the majority of assets in corporate, mortgage-backed, and asset-backed securities and to keep a short-term maturity profile that can capture price movements should interest rates fall from current levels.

++ Allocation percentages are based on total investment value of the portfolio as of 12/31/99. Bond ratings are of portfolio holdings and are provided by a combination of both Moody's and Standard & Poor's. Past performance is not a guarantee of future results.


                                                            Fixed-income funds 7

U.S. GOVERNMENT SECURITIES fund



PORTFOLIO MANAGER:
CRAIG SOSEY
WM ADVISORS, INC.

A fixed-income team led by senior portfolio manager Craig Sosey, who joined WM Advisors, Inc. in 1998 and has over 15 years banking and financial analysis experience, manages the U.S. Government Securities Fund. Mr. Sosey has a BS in Finance from the University of the Pacific and an MBA from the University of California, Berkeley. He has extensive experience managing government and mortgage-backed securities.

PERFORMANCE REVIEW(4)

For the 12-month period ended December 31, 1999, interest rates increased and caused negative price performance to offset some of the income earned by the Fund. For the period, the Fund's total return was 0.51%. Long-term results are very favorable and provide the potential for inflation protection as the Fund has averaged 7.37% for the past five years. For additional information, see the accompanying chart below.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Interest rates rose dramatically during the twelve months ended December 31, 1999, as the U.S. economy continued to strengthen and the global economy began to recover. This caused concerns over rising inflation since wages continued to increase and commodity prices rebounded from lows reached in previous periods. Interest rates rose across the yield curve, while the shape of the curve flattened significantly. This meant that although all interest rates increased, the difference in yield between short- and long-term maturity bonds diminished. The two-year Treasury yield rose from 4.53% in December 1998, to 6.24% a year later. This represented an increase of 171 basis points (1.71%), a very significant rise in rates and more dramatic than long-

GROWTH OF A $10,000 INVESTMENT (2),(3)

       Fund (without annuity expenses)(4)
       Lehman Brothers U.S. Government Index(1)
       Lehman Brothers U.S. Mortgage Index(1)
       Inflation (CPI)(1)

Inception, 5/6                 10000       10000      10000       10000

June                           10076       10222      10093        9993

Sep                            10173       10554      10294       10112

Dec, 93                        10265       10518      10227       10169

Mar                            10026       10201       9921       10219

Jun                             9970       10084       9792       10268

Sep                            10057       10127       9824       10366

Dec, 94                        10100       10163       9813       10423

Mar                            10629       10642      10329       10521

Jun                            11182       11302      10876       10542

Sep                            11418       11501      11031       10662

Dec, 95                        11796       12027      11471       10740

Mar                            11743       11755      11333       10789

Jun                            11838       11810      11321       10810

Sep                            12080       12010      11487       10965

Dec, 96                        12428       12360      11894       11035

Mar                            12443       12260      11833       11113

Jun                            12915       12685      12241       11170

Sep                            13293       13109      12632       11268

Dec, 97                        13607       13545      13015       11288

Mar                            13829       13749      13156       11353

Jun                            14066       14113      13499       11408

Sep                            14440       14893      13929       11449

Dec, 98                        14555       14879      13931       11490

Mar                            14698       14666      13967       11567

Jun                            14631       14542      13837       11651

Sep                            14767       14637      13980       11770

Dec, 99                        14825       14545      13999       11834

TOTAL AVERAGE RETURNS AS OF 12/31/99 (2), (3)                         1 YEAR         5 YEAR(8)    SINCE INCEPTION(8)
                                                                                                    (May 6, 1993)
       Fund (without annuity expenses)(4)                              0.51%          7.37%             5.19%
       Fund (with annuity expenses)(5), (6)                           -0.90%          5.87%             3.72%
       Fund (adjusted for the maximum surrender charge)(5), (7)       -6.35%          5.15%             3.21%
       Lehman Brothers U.S. Government Index(1)                       -2.25%          7.43%             5.86%
       Lehman Brothers U.S. Mortgage Index(1)                          1.85%          7.98%             6.16%

(1) Index total returns were calculated from 5/31/93 to 12/31/99. The Lehman Brothers U.S. Government Index represents all U.S. government agency and Treasury securities. The Lehman Brothers U.S. Mortgage Index includes all agency mortgage-backed securities. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI).

(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.



(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Division. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

(6)  Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(7)  Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(8)  Annualized.

                         U.S. GOVERNMENT SECURITIES fund
                             portfolio composition++

GNMAs                    22%

FHLMC/FGLMCs             18%

Treasuries                4%

Agency Obligations       13%

FNMAs                    25%

CMOs                     18%

                                  [PIE CHART]

term Treasuries. The yield on the 30-year Treasury increased 139 basis points, ending the period only slightly above the yield of the two-year, at 6.48%.

In an attempt to reduce the threat of inflation, the Federal Reserve Board's Open Market Committee raised the Fed Funds rate 25 basis points on three occasions during the period. Higher short-term interest rates work to constrict the economy, thus slowing growth and reducing inflationary pressures. These moves took back all three reductions in rates undertaken by the Fed in late 1998, which were a response to the global crisis that began in Asia and spread throughout much of the world. The backup in interest rates far overshadowed any other factors, contributing to the low total return for the Fund. Bond prices dropped significantly, which nearly offset the income earned by the Fund.

The strong housing market, buoyed by domestic economic strength, generally supported the performance of some mortgage-backed holdings in the Fund. Despite rising interest rates, prepayments were higher than expected (although they did slow), as consumers were able to afford better homes and retired their old mortgages. This allowed us to reinvest prepaid proceeds in higher-yielding mortgages, adding additional income to the Fund. However, near the end of the period, refinancings slowed significantly in response to higher mortgage rates, and the overall supply of mortgage-backed securities dropped off in the fourth quarter.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Fund continued to hold a high percentage of its assets in agency mortgage-backed securities. Throughout the period, these securities tended to perform better than Treasuries with comparable durations (a measure of price sensitivity to changes in interest rates). However, because of the backup in interest rates and the subsequent slowdown in refinancings, the duration of nearly all mortgage securities extended. When interest rates rise, the likelihood of prepayment of mortgages falls, as refinancing would then be at a higher interest rate. Given this scenario, prices of mortgage-backed securities would then be affected more significantly by changes in interest rates.

The difference in yield between mortgages and Treasuries (the spread) was extremely volatile over the period, but ended the year slightly tighter. This enabled mortgages to outperform Treasuries as Treasury yields increased relative to mortgage-backed securities, sending their prices lower. However, as we have mentioned, these relative gains were overshadowed by the dramatic jump in rates.

We continued to purchase mortgage-backed securities that we felt had predictable prepayment characteristics and would provide a good, stable return over all interest-rate scenarios. We believe this is especially important now that rates are higher than in recent history and given that the probability of lower rates has increased. These bonds should exhibit relative performance strength over a longer-term time horizon and should benefit Fund contract owners if rates decline. We used cash flow opportunities to buy GNMA securities near the end of the period. These bonds tend to prepay a bit slower than other bonds if rates begin to fall. If mortgage yields tighten from current levels, we may shift purchases into agency bonds, which could exhibit some relatively strong performance.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Two overriding concerns that affected the bond market at the close of 1999 were the direction of short-term interest rates and possible problems resulting from Y2K. With the turn of the century going smoothly, the bond market will be closely watching the Fed and already may have priced in at least one interest-rate increase. However, without signs of pervasive inflation, the bond market should improve. We believe the Fed will keep inflation in check, the economy will run fairly smoothly, and the long-term direction of interest rates should be lower. One concern is the effect that a stock market correction could have on consumers and their ability to continue to flood money into the economy. However, international economies seem to be improving, which could help offset any decline in domestic consumption. The Fund, with its emphasis on mortgages, is positioned to perform well if spreads tighten back toward historic levels, as well as during times of stable interest rates. In addition, the stable prepayment characteristics of many of the mortgages in the Fund will become more valuable in a rally and benefit Fund contract owners. Overall, our long-term outlook is very positive as inflation should remain under control and hold back interest-rate levels.



++ Allocation percentages are based on total investment value of the portfolio as of 12/31/99.

                                                            fixed-income funds 9

INCOME fund


PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The Income Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 14 years of asset management experience and has been with WM Advisors, Inc. for more than seven years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business degree from the University of Wisconsin.

PERFORMANCE REVIEW(4)

For the 12-month period ended December 31, 1999, the Fund's total return was -2.16%. Interest rates rose throughout the period, which put pressure on the prices of the bonds in the portfolio. The yield on intermediate-term Treasury bonds increased significantly, rising 180 basis points (1.80%) over the course of the year. Rising interest rates offset the income earned by the Fund during the last 12 months. Longer-term results are favorable, however, as the Fund has averaged 8.02% per year over the past five years.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Strong economic growth led by consumer spending and capital investment caused a slight increase in inflation, which in turn pushed interest rates higher. Wage pressures, as well as steep increases in oil prices, caused concerns in the fixed-income market. Given the rise in interest rates, many corporate securities reported negative performance, but generally outperformed Treasuries for the year. The Fund performed relatively well given its marginally long duration (a measure of price sensitivity to interest rates). Reasons for the performance included a high concentration in corporate securities, strong income characteristics, a barbelled maturity structure,


GROWTH OF A $10,000 INVESTMENT (2,3)
       Fund (without annuity expenses)(4)
       Lehman Brothers Corporate Debt BBB-Rated Index(1)
       Lehman Brothers Government/Corporate Bond Index(1)
       Inflation (CPI)1


       Inception|5/7,         10000     10000     10000     10000
       June                   10243     10227     10224      9993
       Sep                    10599     10566     10590     10112
       Dec|93                 10583     10536     10562     10169
       Mar                    10210     10204     10010     10219
       Jun                    10050     10078      9735     10268
       Sep                    10123     10128      9735     10366
       Dec|94                 10168     10166      9703     10423
       Mar                    10770     10672     10271     10521
       Jun                    11571     11364     11141     10542
       Sep                    11844     11582     11432     10662
       Dec|95                 12429     12122     12138     10740
       Mar                    12108     11838     11559     10789
       Jun                    12162     11893     11559     10810
       Sep                    12405     12104     11739     10965
       Dec|96                 12836     12474     12190     11035
       Mar                    12707     12366     12016     11113
       Jun                    13231     12815     12522     11170
       Sep                    13748     13265     13075     11268
       Dec|97                 14149     13690     13573     11288
       Mar                    14366     13899     13746     11353
       Jun                    14737     14262     14152     11408
       Sep                    15272     14968     14707     11449
       Dec|98                 15364     14986     14583     11490
       Mar                    15256     14807     14465     11567
       Jun                    15017     14646     14213     11651
       Sep                    15061     14724     14295     11770
       Dec|99                 15067     14754     14269     11834

TOTAL AVERAGE RETURNS AS OF 12/31/99 (2, 3)              1 YEAR      5 YEAR(8)   SINCE INCEPTION(8)
                                                                                   (May 7, 1993)
Fund (without annuity expenses)(4)                       -2.16%        8.02%          5.49%
Fund (with annuity expenses)(5, 6)                       -3.54%        6.51%          4.01%
Fund (adjusted for the maximum surrender charge)(5, 7)   -8.99%        5.81%          3.51%
Lehman Brothers Corporate Debt BBB-Rated Index(1)        -1.94%        8.18%          6.42%
Lehman Brothers Government/Corporate Bond Index(1)       -2.15%        7.60%          5.99%

(1) Index total returns were calculated from 5/31/93 to 12/31/99. The Lehman Brothers Government/Corporate Bond Index represents all government and corporate bonds. The Lehman Brothers Corporate Debt BBB-Rated Index represents all investment grade, corporate debt securities. The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI).

(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.


(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Division. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

(6)     Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(7)     Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(8)     Annualized.

and strong performance by lower-rated securities.

Corporate bonds performed better than Treasuries because their yields increased less than Treasury securities with similar maturities. In the aftermath of the global crisis and the flight-to-quality in 1998, the difference in yields between corporate bonds and Treasuries was quite pronounced. As stability returned to the market, this yield gap narrowed, allowing for better performance for corporate securities. Yield spreads widened again in early summer as the Federal Reserve Open Market Committee began to raise rates, and the markets anticipated further tightening. This coincided with a significant increase in the supply of corporate securities, as companies rushed to issue debt ahead of Y2K concerns. These events caused yield spreads to widen, but not nearly to the extent we saw in 1998. The other benefit of corporate securities is the income supplied to the Fund. Corporate bonds tend to have higher yields than similar maturity Treasuries, and the weighting in these holdings generated additional income for owners of the Fund.

The Fund maintains a barbelled maturity strategy, with the majority of holdings balanced between the short- and long-term areas, with just a small percentage invested in intermediate-term holdings. This strategy benefited Fund contract owners as intermediate-term bonds saw the most dramatic increase in yields (causing negative price performance), and short-term securities outperformed all other maturity areas. In addition, because the Fund is able to invest a portion of assets in lower-rated bonds, performance was bolstered for the past 12 months. Higher-yielding bonds were the strongest performing fixed-income sector for the period.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

There have been only minor changes to the Fund from year to year. We increased Treasury positions during the period in an effort to lock in rates as yields increased. Early in the period, we adjusted the holdings to reduce the maturity structure in anticipation of higher interest rates. When rates increased substantially, we increased our long-term holdings so as to take advantage of a stable or declining interest rate environment. We have some lower-rated securities in the Portfolio in an effort to capture higher yields and were subsequently rewarded with strong performance. Examples of these types of holdings were Poland Communications and the Republic of Korea. As market stability returned, these bonds performed very well, appreciating significantly and providing high levels of income to the Fund. We will likely continue this strategy if the gap in yields remains wide in the coming months. In addition, one of our corporate positions, Occidental Petroleum, performed very well as the bonds were tendered in the fourth quarter, and the Fund realized some strong gains. Conversely, we did have some poor performing issues in the Portfolio. Waste Management and Lockheed Martin Corporation both encountered problems during the course of the year, and their debt positions consequently suffered. We maintained positions in these firms because we believed their longer-term outlooks were positive. Mariner Post, a healthcare firm that specializes in nursing and assisted living, encountered internal structural problems and their bond prices suffered.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Our long-term outlook for interest rates is quite positive. We believe that fundamental structural forces are in place for a continued low global inflationary environment. Despite the increase in commodity prices, demographic forces, fiscal austerity, technological enhancements, and excess capacity all point toward a lack of pervasive price pressures and a positive environment for fixed-income assets.

We will continue to focus the investments of the Fund in corporate securities of many highly-recognizable companies. A smaller percentage of the portfolio is more bottom-up and research-intensive, concentrating on issuers that can achieve a higher level of income yet have enough financial strength to limit risk. The Fund moves in and out of sectors and industries based on the ebbs and flows of the business cycle, finding opportunities domestically and abroad. From an interest-rate perspective, we manage the Fund based on our long-term secular inflation and rate outlook, which continues to be positive. The Fund currently is long in maturity and overweighted in corporate securities. Historically, this has proven to be the best combination as long as inflation does not increase substantially. Overall, we believe this focus will best serve contract owners and achieve the Fund's objectives.


                                   INCOME fund
                             portfolio composition++

                                  [PIE CHART]

Consumer Bonds                                                                3%
Media Bonds                                                                   3%
Other Corporate Bonds                                                         3%
Financial Bonds                                                              13%
Transportation Bonds                                                         20%
Energy Bonds                                                                  6%
Foreign Bonds                                                                 7%
Utilities/Telecommunications Bonds                                            4%
Industrial Bonds                                                             14%
Treasuries                                                                   27%

++ Allocation percentages are based on total investment value of the portfolio as of 12/31/99. Bond ratings are of portfolio holdings and are provided by a combination of both Moody's and Standard & Poor's.



                                                       fixed-income funds     11

BOND & STOCK fund

PORTFOLIO MANAGER:
JEFFREY D. HUFFMAN
WM ADVISORS, INC.

An equity team led by Jeffrey D. Huffman, Senior Portfolio Manager of WM Advisors, Inc. has managed the Bond & Stock Fund since its inception. Mr. Huffman is a Chartered Financial Analyst, holds an MBA, and has over 14 years of investment management experience.

PERFORMANCE REVIEW(4)

For the 12-month period ended December 31, 1999, the Fund's total return was 2.49%. Value stocks, which comprise the majority of the Fund's equity holdings, significantly underperformed growth and momentum stocks. Additionally, interest rates rose throughout the period, causing negative performance for fixed-income holdings.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Equity style differences were again the primary factor influencing relative performance for the Fund during the period. The year began with strong performance from a group of large growth stocks, but during the second quarter of 1999, market breadth improved and value stocks significantly outperformed the growth style. The Fund performed well during this period, but the reversion was short-lived as growth stocks, led by the high-flying technology issues, resumed market leadership during the latter stages of the period. Overall, large-cap growth stocks outperformed large-cap value holdings by more than 15% during the period as measured by the S&P Barra Indices. (Source: Ibbotson Associates.)

Domestic equity performance was supported by strong economic fundamentals, led by consumer spending, capital investment, and a strong housing market. However, strong economic growth also instilled inflationary fears in many market participants, which led to higher interest rates and heightened volatility during the summer. This also caused weak performance in the fixed-income holdings during the period, although corporate positions tended to perform better than other fixed-income investments.


GROWTH OF A $10,000 INVESTMENT (2), (3)

       Fund (without annuity expenses)(4)
       Lehman Brothers Government/Corporate Bond Index(1)
       Standard & Poor's 500 Composite Index(1)
       Inflation (CPI)(1)

       Inception|4/2        10000     10000    10000     10000
       May                   9828      9800    10107     10018
       June                 10227      9820    10210     10030
       Jul                  10118      9549    10218     10042
       Aug                   8655      8777    10418     10054
       Sep                   9210      9248    10715     10066
       Oct                   9959      9850    10639     10090
       Nov                  10563     10221    10703     10090
       Dec|98               11171     10302    10729     10102
       Jan                  11639     10432    10805     10127
       Feb                  11277     10171    10548     10139
       Mar                  11728     10261    10601     10170
       Apr                  12182     10552    10627     10244
       May                  11895     10602    10518     10244
       June                 12555     10729    10485     10244
       Jul                  12163     10568    10456     10275
       Aug                  12103     10327    10447     10300
       Sep                  11771     10096    10541     10349
       Oct                  12516     10226    10569     10386
       Nov                  12770     10417    10562     10392
       Dec|99               13522     10558    10498     10405

TOTAL AVERAGE RETURNS AS OF 12/31/99 (2), (3)                                            1 YEAR                 SINCE INCEPTION(8)
                                                                                                                (April 28, 1998)
       Fund (without annuity expenses)(4)                                                 2.49%                        3.29%
       Fund (with annuity expenses)(5), (6)                                               1.08%                        1.88%
       Fund (adjusted for the maximum surrender charge)(5), (7)                          -4.37%                       -1.70%
       Lehman Brothers Government/Corporate Bond Index(1)                                -2.15%                        2.96%
       Standard & Poor's 500 Composite Index(1)                                          21.04%                       19.85%

(1) Index total returns were calculated from 4/30/98 to 12/31/99. The Lehman Brothers Government/Corporate Bond Index represents all government and corporate bonds. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The indices assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI).

(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/ distributions.

(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. The above values relate only to the WM Strategic Asset Manager Contract.

(6)     Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(7)     Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(8)     Annualized.

We continued to adhere to our long-term strategy of "bottom-up" value-driven stock selection and feel that these stocks will eventually return to favor. We were able to add some strong companies in the convertible area, where we found value in a couple of Telecommunications issues.


The Fund benefited from software-maker Adobe Systems, whose stock price had been battered early in the period, but then rallied considerably and posted a gain of over 300%. Other technology-related firms also contributed positively to overall results; companies such as PSInet and Level 3 Communications appreciated significantly, particularly in the fourth quarter.

The Fund did experience some negative performance in a few of its Technology holdings. Autodesk, a software manufacturer, released a new product that did not sell as well as expected, and the stock price suffered. Xerox Corp. had a similar situation. As the company transitioned to a new product cycle, its execution was weaker than expected, and the stock lost considerable value. We continue to hold these positions since our long-term outlook remains positive. Another company that performed poorly during the year was Conseco, a financial services provider. The company bought Greentree Financial, whose accounting practices came under question, and the price of Conseco stock dropped dramatically. We decided to hold this position because we feel the company has strong upside potential after working through its problems.

Recent market performance has been driven by computer hardware and wireless telephone groups, in which the Fund had limited exposure. The Fund was overweighted in Health Care Services, which was among the weakest performing sectors during the period. We held firms such as Aetna and PacifiCare Health Systems that performed well in the spring, but severely underperformed during the summer. Financial stocks generally performed poorly due to interest rate increases, and are overweighted in the Fund compared to the S&P 500 stock index.

The fixed-income portion of the portfolio produced slightly negative results for the period, as rising interest rates hurt many holdings. We held a position in cash during the period when interest rates were rising, and we continued to look for compelling valuations. We were able to lock in strong yields near the end of the period in some corporate bond positions. We feel these positions could add value to the Fund, given the current interest-rate environment. Fixed-income assets can help temper overall portfolio price fluctuations during periods of high equity market volatility as well as garnering consistent income streams.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We maintained our asset allocation throughout the period, focusing about 50% of Fund assets in value equities. On a secular basis, we trimmed some Technology holdings, taking profits on some of the better performing holdings. We were also able to find value in some consumer stocks, especially in Retail and Media, where good fundamentals in wage and income growth helped drive very strong consumer spending. Positions were added in retailing giants Albertsons and Supervalu late in the period. We took some assets out of Health Care stocks given the political turmoil surrounding the industry, but we are watching these companies closely and could move back into the sector if we see significant improvements. We also found value in the Basic Industry and Energy sectors - oil refiners in particular. Companies such as Tosco Corp. and Valero Energy Corp. were added during the period, as we saw the Energy sector near a bottom.

We shifted assets out of government bonds and into corporate-backed securities during the period. This was done in response to our improved outlook for credits and the possibility of tightening spreads. As spreads (the difference in yields between corporate bonds and Treasury bonds) diminish or tighten, corporate securities tend to outperform Treasuries with similar maturities. These holdings also provide a yield advantage for the Fund.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We are positive in our outlook for both bond and stock markets. Sustained moderate economic growth coupled with low inflation creates a strong environment for financial assets. We feel the Fund is positioned to take advantage of current market conditions. As global economies continue to recover, the overall earnings outlook for value holdings should improve. Given the sustainability of the recovery, confidence in these companies' ability to grow their earnings should also improve and market breadth could then return. Although the Fed's efforts to quell inflationary concerns could add to short-term interest rate volatility, our long-term outlook is for lower interest rates. We will look to put our cash position to work when we find compelling valuations in the equity markets. We will also slowly build our asset mix to approximately 70% equity and 30% debt, focusing on strong companies that represent good value.

                                BOND & STOCK fund
                             portfolio composition++

                                  [PIE CHART]

Common Stocks                                                                53%
Treasuries                                                                    14%
Mortgage-Backed                                                               1%
Corporate Bonds                                                              11%
Convertible Stocks/Bonds                                                     16%
Agency Obligations                                                            5%

++ Allocation percentages are based on total investment value of the portfolio as of 12/31/99.

                                                             equity funds     13

GROWTH & INCOME fund

PORTFOLIO MANAGER:
RANDALL L. YOAKUM
WM ADVISORS, INC.

An equity team led by Senior Portfolio Manager Randall Yoakum manages the Growth & Income Fund. Mr. Yoakum has 16 years experience in investment and financial analysis including over eight years with WM Advisors, Inc. He holds a BBA in Finance/Economics from Pacific Lutheran University, an MBA in Finance/ Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum serves as chairman of WM Advisors' Investment Committee and leads the equity management team. As of 1/1/00, the Fund will be co-managed with Chartered Financial Analyst Steve Spencer, Portfolio Manager of WM Advisors, Inc.

PERFORMANCE REVIEW(4)

For the 12-month period ended December 31, 1999, the Fund's total return was 18.11%; the Fund slightly under performed the S&P 500 Index's return of 21.04%. Long-term results continue to be very favorable, as the Fund has averaged 23.84% for the past five years.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The domestic economy was very strong, causing concerns over inflation and higher interest rates. This scenario created a volatile environment for equity investments. For most of the year, large-cap stocks continued to outperform smaller company holdings, but the period closed with broader market participation and strong relative performance for small- and mid-cap companies.

Overall, the 12-month period ended December 31, 1999 was strong for equity investments, but most of the performance was concentrated in growth stocks of the Technology and Telecommunications sectors. The narrow performance was such that more than half the companies in the S&P 500 saw their stock price drop for the year. This disparity was one of the dominant themes in the domestic equity markets during the past year. Investment assets have poured into high-growth technology firms, which have appreciated significantly. The leadership of value stocks during the second quarter of 1999 was


GROWTH OF A $10,000 INVESTMENT (2), (3)

       Fund (without annuity expenses)(4)
       Standard & Poor's 500 Composite Index(1)
       Inflation (CPI)(1)

       Inception|1/1,           10000      10000     10000
       Mar                       9305       9670     10049
       June                      9344       9660     10097
       Sep                       9801      10040     10194
       Dec|94                    9799       9830     10250
       Mar                      10752      10820     10346
       Jun                      11777      11646     10367
       Sep                      12712      12437     10485
       Dec|95                   13477      13016     10561
       Mar                      14200      13949     10610
       Jun                      14836      14213     10630
       Sep                      15295      14557     10783
       Dec|96                   16569      15855     10852
       Mar                      17014      16398     10928
       Jun                      19982      18639     10984
       Sep                      21486      20663     11081
       Dec|97                   22103      20374     11101
       Mar                      25187      22890     11164
       Jun                      26019      23082     11218
       Sep                      23432      19910     11258
       Dec|98                   28421      24237     11299
       Mar                      29837      25235     11375
       Jun                      31940      27964     11457
       Sep                      29946      25683     11575
       Dec|99                   34402      28627     11637

TOTAL AVERAGE RETURNS AS OF 12/31/99 (2), (3)                                     1 YEAR         5 YEAR(8)     SINCE INCEPTION(8)
                                                                                                               (January 12, 1994)
       Fund (without annuity expenses)(4)                                         18.11%         23.84%               19.28%
       Fund (with annuity expenses)(5), (6)                                       16.19%         22.03%               17.54%
       Fund (adjusted for the maximum surrender charge)(5, 7)                     10.74%         21.63%               17.18%
       Standard & Poor's 500 Composite Index(1)                                   21.04%         28.55%               23.22%

(1) Index total returns were calculated from 1/31/94 to 12/31/99. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI).

(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Division. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

(6)     Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(7)     Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(8)     Annualized.

short-lived and shifted back to growth in recent months. Although the Fund benefited from the appreciation of its Technology holdings, its bias towards value held back performance during the period. Momentum investing was most pronounced in the second half of the year, with a narrow group of extremely high-valuation stocks driving overall market performance. In the fourth quarter alone, the Technology sector advanced 34%, while many sectors reported negative performance. The Fund's focus on purchasing good businesses at attractive valuations tends to result in underperformance in a momentum-driven market. Typically, our purchases are triggered by negative price momentum -- prices that have experienced significant decline. We feel that over the long run, market breadth will be restored and this style will reward owners of the GROWTH & INCOME FUND.

Stocks that not too long ago faced considerable, but not insurmountable, challenges rebounded dramatically. Adobe Systems, BMC Software and Oracle Corp. were all considered "broken" early in 1999 -- each lacking both earnings and price momentum that led to what we considered attractive valuation levels. After we increased positions in these companies, each stock more than doubled, surpassing Wall Street earnings expectations and significantly contributing to overall Fund performance. We have taken advantage of this appreciation by trimming back these holdings and locking in some profits. Conversely, Capital Goods and Health Care Services stocks within the Fund were the major short-term disappointments. PacifiCare Health Systems and Aetna were down significantly early in the period, reflecting the turmoil surrounding mounting political pressures within the managed care industry. Both stocks looked very attractive at their depressed price levels, and we added to the positions, which subsequently appreciated in December. In addition, rising interest rates hurt our financial holdings, with the entire sector contributing negative performance in recent months. However, the Fund's financial holdings generally outperformed the overall market, as positions such as Bank of America Corp. and Wells Fargo & Company began to see benefits from merger activity.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We continued to pare down the number of holdings within the Fund, reducing the portfolio to approximately 90 stocks. Over the past year, we also reduced the number of mid-cap holdings in the portfolio in favor of large-cap companies. Currently, the Fund has a 75% weighting in large-cap stocks, which is close to our target.

During the period, we reshaped the portfolio on a sector-by-sector basis. In the Technology arena, positions in software were increased, while computer hardware (holdings such as Hewlett-Packard and IBM) was decreased. This boosted performance as the Software sector increased dramatically. Given our long-term outlook for lower interest rates and increased productivity, we significantly overweighted financial stocks, especially banks. We feel that efficiencies stemming from huge merger activities and recent legislation will help generate good relative performance for this sector. Although some Health Care positions had a drag on Fund performance, we are positive about the Services sector. Although we overweighted Health Care Services, we are currently underweighted in pharmaceutical stocks since we are allowing political turmoil to subside. However, we intend to take advantage of any price dips to add to positions in the coming months.

Recent purchases demonstrate our long-term strategy of focusing on companies who are leaders within their industry but have been experiencing some short-term price weaknesses, such as supermarket giant Kroger, Tyco International, and Avon Products. We added to positions in these companies, with the result being a positive contribution to performance at the close of the period. In addition, we added a position in Disney in late 1999 and were rewarded with strong performance. Overall, the Consumer Staples sector has been positive for the Fund and is one of the overweighted sectors.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Moderate economic growth and low inflation provide a positive environment for large-cap domestic equity holdings. We expect that economic growth will continue, with strength in certain areas being offset by weakness in others. Overall global stability and strength in Europe could bolster current market sentiment and lead to broader market participation. Because the increase in equity prices has been very concentrated, we are still able to find companies at very attractive valuations. We plan to adhere to our strict investment discipline, scouring the market for good businesses at prices that make sense. We are cautious with some of our higher-priced Technology holdings and will take profits where it is financially prudent, but remain positive for prospects of this sector. Overall, our long-standing focus on research and low portfolio turnover should reward those owners of the Fund that maintain a long-term investment horizon.


                              GROWTH & INCOME fund
                             portfolio composition++

                                  [PIE CHART]

Consumer Stocks                                                              16%
Transportation                                                                1%
Convertibles                                                                  1%
Financial Services                                                           17%
Communications                                                                7%
Technology                                                                   20%
Electronics/Semiconductors                                                    2%
Health Care                                                                  11%
Capital Goods                                                                 4%
Utilities                                                                     1%
Oil & Gas                                                                     7%
Other                                                                         5%
Media                                                                         5%
Aerospace/Defense                                                             3%



++ Allocation percentages are based on total investment value of the portfolio as of 12/31/99. Differences from financial statements are a result of a consolidation of industries or sectors.


                                                             equity funds     15

GROWTH FUND

PORTFOLIO MANAGER:
WARREN LAMMERT
JANUS CAPITAL CORPORATION

Mr. Lammert is a graduate of Yale University and the London School of Economics. He joined Janus in January 1987 and has been portfolio manager of the Growth Fund since its inception. He is a Chartered Financial Analyst.

PERFORMANCE REVIEW(4)

For the 12-month period ended December 31, 1999, the Fund advanced significantly, returning over 97%. These results more than quadrupled the performance of the S&P 500 Index, outpacing the Index by more than 50% (see chart below). Long-term results are also very strong, as the Fund has averaged over 32% per year since its inception (5/7/93).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The U.S. economy remained resilient, continuing its longest run of peacetime expansion in history. During the last half of the year, the Federal Reserve increased short-term rates on three occasions in an effort to cool the economy. There are still a few signs of inflation at the consumer level, and the Fed's recent actions appear more preemptive than reactive.

Rising rates and the fear of inflation kept markets volatile and allowed cyclical shares to enjoy a brief period of outperformance during the spring and early summer. However, this trend proved to be short-lived. A host of factors, including strong corporate earnings, allowed growth-oriented companies to regain momentum and widen their already significant lead over their economically-sensitive counterparts by year-end. Technology stocks were particularly buoyant during the final months of the year, as an easing of worries related to Y2K concerns, as well as an increase in corporate technology spending, helped the tech-heavy NASDAQ Composite outdistance other market indices by a wide margin.

Regardless of the state of the overall market, we remain convinced that our role as investors is to develop a deep understanding of individual firms that is largely independent of their response to macroeconomic events, adding only those shares that we feel are capable of performing well in any environment.


GROWTH OF A $10,000 INVESTMENT (2,3)

       Fund (without annuity expenses)(4)
       Standard & Poor's 500 Composite Index(1)
       Inflation (CPI)(1)

Inception 5/7,           10000               10000               10000
Jun                      10410               10033                9993
Sep                      10810               10290               10112
Dec/93                   11190               10528               10169
Mar                      11390               10126               10219
Jun                      10560               10167               10268
Sep                      11571               10668               10366
Dec/94                   11491               10665               10423
Mar                      12232               11704               10521
Jun                      13934               12814               10542
Sep                      15400               13833               10662
Dec/95                   15781               14657               10740
Mar                      16956               15454               10789
Jun                      17392               16152               10810
Sep                      18388               16646               10965
Dec/96                   18330               18039               11035
Mar                      17128               18511               11113
Jun                      19386               21750               11170
Sep                      21093               23385               11268
Dec/97                   20390               24058               11288
Mar                      24122               27415               11353
Jun                      26627               28320               11408
Sep                      24754               25504               11449
Dec/98                   32424               30934               11490
Mar                      40079               32475               11567
Jun                      43027               34765               11651
Sep                      44554               32594               11770
Dec/99                   63906               37444               11834


TOTAL AVERAGE RETURNS AS OF 12/31/99 (2, 3)                                            1 YEAR         5 YEAR(8)   SINCE INCEPTION(8)
                                                                                                                    (May 7, 1993)
       Fund (without annuity expenses)(4)                                                 97.09%        40.95%         32.16%
       Fund (with annuity expenses)(5, 6)                                                 93.15%        38.80%         30.19%
       Fund (adjusted for the maximum surrender charge)(5, 7)                             87.70%        38.56%         30.05%
       Standard & Poor's 500 Composite Index(1)                                           21.04%        28.55%         22.21%

(1) Index total returns were calculated from 5/31/93 to 12/31/99. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI).

(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Division. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

(6)     Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(7)     Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(8)     Annualized.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

Wireless telecommunications remained an area of emphasis. Worldwide subscriber growth has continued to accelerate as wireless providers added customers at an astounding rate of more than 50% per year. Meanwhile, the advent of wireless data is providing the industry with yet another avenue of growth as companies position themselves to offer next-generation services, such as cellular Internet access, to a public that is enthusiastically embracing such value-added technology. Cellular handset manufacturer Nokia is perhaps the most obvious beneficiary of this growth. The company's dominance of cellular handset manufacturing positions it to capitalize on the industry's accelerating subscribership, while its other businesses, most notably its strong share of the cellular base station market, continues to underwrite performance. We are also excited about Mannesmann, a German company that is rapidly becoming a dominant cellular player in Europe. The company's strong competitive position and new-found strategic focus attracted a rich bid from rival VodaFone Airtouch late in the year, and our position gained substantially as a result.

Booming demand for cellular services also helped drive the performance of a number of our Technology stocks. Microchip manufacturer Texas Instruments, whose digital signal processing chips will power two-thirds of the nearly 300 million cellular phones sold in 1999, was one of our best performing stocks during the period. Other Technology standouts included Maxim Integrated Products, ASM Lithography and Vitesse Semiconductor, all of which have created a unique and highly profitable niche in different areas of the micro-chip industry. Elsewhere in the Technology sector, Cisco Systems and EMC Corp. are acting as enablers of the Internet's growth by providing the technical infrastructure necessary to accommodate the growing number of Web users.

Another important Web-related theme in the coming year will be the frenetic efforts of existing brick-and-mortar retailers and Fortune 500 companies to establish a functional presence on the Internet. Three new additions to the
Portfolio: I2 Technologies, USweb and Vignette are all acting as enablers of this trend and are extremely well positioned to capitalize on the ongoing boom in business-to-business and business-to-consumer electronic commerce. For example, I2 Technologies is emerging as a dominant player in supply chain management software, a market that is expected to grow in tandem with ballooning e-commerce sales. USweb is a software integrator focused on website development and electronic commerce, while Vignette supplies packaged software that helps individual companies develop and maintain a website.

Cable has been another important theme for the Fund. We are still extremely excited about the opportunities that lie ahead for our cable holdings, particularly as broadband services become part of the consumer mainstream. While a number of cable stocks paused during the last half of the year as consolidation cooled and legal battles surrounding the question of open access were fought, our positions in Comcast, Cox Communications, Time Warner, NTL and AT&T Liberty Media traded higher.

Unfortunately, not all of our holdings contributed equally to the Fund's performance. Health Care stocks were our main area of disappointment, as rising interest rates and uncertainty surrounding Medicare reform pressured the entire sector. In addition, a number of our large drug companies encountered pipeline-related difficulties, and we have trimmed our exposure to pharmaceuticals as a result. Despite a lackluster performance by Schering-Plough, we remain optimistic about the company's long-term prospects. The company's research pipeline, led by PEG-Intron, a promising treatment for hepatitis C and cancer, remains one of the most promising in the industry.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Looking forward, the torrid pace of economic growth remains the primary risk to equity investors. Until recently, the Federal Reserve has been held in check by Y2K fears and lackluster expansion overseas, but with those constraints effectively removed, the possibility that the U.S. central bank will adopt a more aggressive stance is very real. Still, investors have so far shown little reluctance to pay increasingly higher prices for companies on the cutting edge of technological change, even as interest rates have risen steadily.

As we head into the year 2000, we are maintaining our focus on companies with strong business models and outstanding growth opportunities. While we view the successes of 1999 as a validation of our approach, particularly on the heels of an outstanding 1998, there will no doubt be bumps in the road as we enter 2000. However, intensive, collaborative research designed to identify and understand these individual businesses will continue to define our investment process, as we will strive to provide the best returns possible regardless of what the overall market has in store for 2000.


                                   GROWTH FUND
                             portfolio composition++

                                  [PIE CHART]

Utilities/Telecommunications                                                 24%
Media                                                                        14%
Capital Goods                                                                 4%
Health Care                                                                   5%
Utilities                                                                     2%
Other                                                                         3%
Financial Services                                                            3%
Cash Equivalents                                                              5%
Oil/Gas                                                                       3%
Electronics/Semiconductors                                                    7%
Technology                                                                   30%

++ Allocation percentages are based on total investment value of the portfolio as of 12/31/99. Differences from financial statements are a result of a consolidation of industries or sectors.


                                                             equity funds     17

NORTHWEST FUND


PORTFOLIO MANAGER:
DAVID SIMPSON
WM ADVISORS, INC.

An equity team lead by David Simpson, Senior Portfolio Manager of WM Advisors, Inc., has managed the Northwest Fund since its inception. Mr. Simpson is a Chartered Financial Analyst, holds an MBA, and has over 13 years of continuous investment experience.

PERFORMANCE REVIEW (4)

For the one-year period ended December 31, 1999, the Fund returned 40.37%, significantly outpacing the 21.04% return for the S&P 500 and 21.26% return for the small-cap Russell 2000 Index for the period.(1)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Although volatile, equity markets generally rose throughout the year. During 1999, Technology stocks continued their market leadership, but concern about increased inflation caused interest rate hikes and general market volatility during the middle of the period. The decade closed with stellar performance, which again was concentrated in the high-flying technology-related growth stocks. This was especially true with small-cap Technology holdings, which had underperformed large-sized companies until the final quarter. The story of the fourth quarter was small- and mid-cap growth stocks, and the Fund benefited from its concentration in these holdings. However, the market advance was very narrow, and we witnessed the second-consecutive large annual disparity between growth and value stocks.

The Fund greatly benefited from its significant overweighting in Technology stocks of both small- and large-cap companies. Stocks of firms such as TriQuint Semiconductor, Adobe Systems, RadiSys, and In Focus Systems more than doubled during the period, contributing to overall Fund results. TriQuint develops integrated circuits for the telecommunications arena, capitalizing on proprietary

GROWTH OF A $10,000 INVESTMENT (2),(3)

       Fund (without annuity expenses)(4)


       Standard & Poor's 500 Composite Index(1)


       Inflation (CPI)(1)

Inception 4/2,           10000               10000               10000
May                       9470                9828               10018
Jun                       9290               10227               10030
Jul                       8720               10118               10042
Aug                       7020                8655               10054
Sep                       7690                9210               10066
Oct                       8500                9959               10090
Nov                       9700               10563               10090
Dec/98                   10940               11171               10102
Jan                      11230               11639               10127
Feb                      10540               11277               10139
Mar                      10860               11728               10170
Apr                      11470               12182               10244
May                      11990               11895               10244
Jun                      12853               12555               10244
Jul                      12903               12163               10275
Aug                      12953               12103               10300
Sep                      12497               11771               10349
Oct                      13126               12516               10386
Nov                      13622               12770               10392
Dec/99                   15355               13522               10405


TOTAL AVERAGE RETURNS AS OF 12/31/99 (2),(3)                      1 YEAR        SINCE INCEPTION(8)
                                                                                 (APRIL 28, 1998)

       Fund (without annuity expenses)(4)                            40.37%             29.15%
       Fund (with annuity expenses)(5),(6)                           38.43%             27.42%
       Fund (adjusted for the maximum surrender charge)(5),(7)       32.98%             24.36%
       Standard & Poor's 500 Composite Index(1)                      21.04%             19.85%

(1) Index total returns were calculated from 4/30/98 to 12/31/99. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI).

(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/distributions.

(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. The above values relate only to the WM Strategic Asset Manager Contract.

(6)      Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(7)      Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(8)      Annualized.

technology to gain market share and distribute their product worldwide. Adobe is a software developer whose stock moved markedly lower during the Asian crisis, but has since increased over 300% off the lows of last summer. RadiSys, which designs and manufactures embedded computer solutions for multiple industries, had its stock price double in the fourth quarter alone. In Focus, which announced an agreement with IBM during the period, has been held by the Fund for quite some time and is a market leader in the development of data and video projection products. The Fund also benefited from little exposure to Financials, especially banks, which significantly underperformed the overall market. However, we did add to our bank stocks late in the fiscal year as the valuations began to appear very compelling. Microsoft Corp. remains one of our largest holdings despite recent investigations by the Department of Justice. We remain quite positive on the company and its prospects for its continuation as the software industry leader. The company closed the year with very strong performance.

Despite the overall strong performance, some holdings in the Fund disappointed during the period. Our positions in Health Care Service companies such as PacifiCare Health Systems and Foundation Health Systems underperformed as political upheaval regarding HMOs created negative sentiment for the entire sector. We used this price weakness to add to some of these holdings in October when we felt that prices may have bottomed, and we were rewarded with a rebound in November and December. Not all medical firms performed poorly during the period. The Fund benefited from its position in SonoSite, Inc., a medical device manufacturer that developed a handheld ultrasound machine. This position appreciated significantly, becoming one of the Fund's largest holdings during the latter stages of the period. Conversely, we sold our entire position of Pathogenesis, a pharmaceutical firm whose sales numbers came in well below expectations. We continue to watch the company and could re-enter if the outlook improves.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We continued our basic philosophy of trimming positions that outperform and adding to positions that underperform as long as we have confidence in the underlying fundamentals of the firm. We added to small-cap positions during the year, as we were able to find some very compelling valuations. We will continue to closely watch valuation levels and look for strong investment opportunities across all market capitalizations. Toward the end of the fiscal year, we began to see very attractive valuations in large-cap Retailing (supermarkets) and Financials (banks). Given the current interest rate outlook and the benefits of merger activities, we added to positions in some of these large-cap financial holdings. Technology remained our largest sector weighting during the period. To maintain a stable exposure to the sector in light of its considerable appreciation, we sold stocks and locked in strong profits. We were able to find good values in certain sectors such as Forestry, which had underperformed in recent periods. For example, toward the end of the period we purchased Louisiana-Pacific when its price was near recent lows, and were rewarded with strong performance at the close of the year.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The Fund is volatile by nature, and we expect that to continue. We believe our basic investment style will continue to benefit long-term investors who are patient and do not concern themselves with short-term market volatility. This was clearly evident during the summer of 1998, when markets dropped considerably in response to international crisis, then rebounded dramatically during the fourth quarter. We will adhere to our philosophy of finding strong companies that are favorably priced. Due to Technology's strong presence in the Northwest and our positive outlook for its long-term growth, it will continue to exert a significant influence on the Fund's portfolio composition.

The economy may slow if higher interest rates prevail. However, we believe weak inflation will help keep interest rates relatively low. Consumer spending (and net consumer borrowing) is a long-term concern. Currently, the market appears to be weathering higher interest rates, as pervasive price pressures have not surfaced and the Federal Reserve is poised to raise interest rates to quell any signs of increases in inflation.


                                  [Pie Chart]


                                   NORTHWEST fund

                               portfolio composition++
Consumer                                 20%
Health Care                              15%
Financial Services                        6%
Technology                               22%
Transportation                            4%
Basic industry                            5%
Other                                     5%
Communications                            4%
Electronic/Semiconductors                 7%
REIT's                                    2%
Electrical Equipment                     10%


++ Allocation percentages are based on total investment value of the portfolio as of 12/31/99. Differences from financial statements are a result of a consolidation of industries or sectors.


                                                                 equity funds 19

EMERGING GROWTH fund


PORTFOLIO MANAGERS:
DAVID SIMPSON AND
LINDA WALK
WM ADVISORS, INC.

An equity team led by Mr. Simpson and Ms. Walk has been managing the Emerging Growth Fund since March 23, 1998. As of January 1, 2000, Linda Walk will take primary management responsibilities. Ms. Walk, Portfolio Manager of WM Advisors, Inc., is a graduate of the University of Washington Summa Cum Laude and has over 13 years of investment experience. She is a Chartered Financial Analyst, a Certified Financial Planner, and has participated in the Wharton Executive Education program.

PERFORMANCE REVIEW(4)

The Fund returned 71.09% for the 12-month period, more than tripling the results of its benchmark index, the Russell 2000, which advanced 21.26%. The Fund has averaged over 24% per year for the past five years.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

For the first time since 1993, small-cap stocks as a whole outperformed large-cap stocks with nearly all of this performance strength coming in the fourth quarter of 1999. After struggling through the Asian Crisis of 1998, the Fund outperformed all major benchmark indices during the 12-month period ended December 31, 1999. Small-cap technology stocks performed strongly, as well as some of the biotech and medical device firms held by the Fund. Growth momentum stocks led the small-cap market, outperforming value stocks by a significant amount. However, the Fund, while still paying attention to valuations, outdistanced both the Russell 2000 Growth and Value Indices by a wide margin. It also outperformed large-cap stock indices such as the Standard and Poor's 500 Composite Index despite a market in which performance was dominated by large-cap holdings for much of the period.

Stock selection played a major role in the performance for the period as many of our


GROWTH OF A $10,000 INVESTMENT (2),(3)

       Fund (without annuity expenses)(4)


       Standard & Poor's 500 Composite Index(1)


       Russell 2000 Index(1)


       Inflation (CPI)(1)

Inception 1/1:  10,000    10,000    10,000    10,000
Mar              9,307     9,950     9,439    10,049
Jun              9,345     9,530     9,072    10,097
Sep              9,805    10,520     9,701    10,194
Dec/94           9,802    10,530     9,520    10,250
Mar             10,757    10,790     9,959    10,346
Jun             11,777    11,454    10,893    10,367
Sep             12,714    13,261    11,969    10,485
Dec/95          13,471    13,793    12,229    10,561
Mar             14,204    15,319    12,853    10,610
Jun             14,845    15,808    13,496    10,630
Sep             15,299    15,539    13,543    10,783
Dec/96          16,580    15,178    14,248    10,852
Mar             17,013    13,309    13,510    10,928
Jun             19,990    15,678    15,700    10,984
Sep             21,493    16,990    18,037    11,081
Dec/97          22,111    17,090    17,433    11,101
Mar             25,196    19,166    19,186    11,164
Jun             26,028    17,721    18,292    11,218
Sep             23,441    14,064    14,607    11,258
Dec/98          28,431    18,444    16,989    11,299
Mar             29,847    16,443    16,068    11,375
Jun             31,952    19,858    18,566    11,457
Sep             29,957    20,487    17,392    11,575
Dec/99          34,414    31,554    20,600    11,637


TOTAL AVERAGE RETURNS AS OF 12/31/99 (2),(3)               1 YEAR      5 YEAR(8)  SINCE INCEPTION(8)
                                                                                  (January 12, 1994)
Fund (without annuity expenses)(4)                         71.09%       24.54%         21.24%
Fund (with annuity expenses)(5),(6)                        68.81%       22.78%         19.51%
Fund (adjusted for the maximum surrender charge)(5),(7)    63.36%       22.38%         19.18%
Standard & Poor's 500 Composite Index(1)                   21.04%       28.55%         23.23%
Russell 2000 Index(1)                                      21.26%       16.69%         12.99%




(1) Index total returns were calculated from 1/31/94 to 12/31/99. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies widely regarded by investors as representative of the stock market. The Russell 2000 Index represents the smallest 2000 companies followed by Russell and is used to measure the small-cap market. The indices assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI).

(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/ distributions.


(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Division. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

(6)      Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(7)      Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(8)      Annualized.

Technology holdings including Onyx Software and Check Point Software appreciated substantially. Onyx Software Corporation provides customer relationship management software which allows clients, marketing, sales and service to be combined into one database accessible across a company. Check Point Software Technologies emerged as a market leader in Internet and e-commerce security. Its software enables secure transactions to take place between companies with the use of an expanded virtual private networking solution. The stocks of both companies recently skyrocketed, significantly contributing to the Fund's strong overall performance. While Health Care Service stocks were being battered by political upheaval, we were able to benefit from other types of Health Care investments. For example, we took a position in SonoSite, a firm that develops medical devices. The company created a hand-held portable ultrasound machine that weighs only five pounds, costs one-tenth as much as the larger models of the past, and produces high-quality results. SonoSite has just begun to distribute this product, and its stock has appreciated significantly as a result. We continue to hold this stock because of the company's upside potential. Incyte Pharmaceuticals, which provides genomic-based information tools and services, saw its stock price begin to soar at the end of the period. In addition, two companies that the Fund held were acquired during the period. Software developer Visio Corp. was purchased by Microsoft Corp. and Hambrecht & Quist, a boutique investment bank, was purchased by Chase Manhattan Bank.

Although the Fund performed very well for the period, there were some holdings that disappointed during the year. Two consulting firms, Aris Corp. and First Consulting Group, were hurt by Y2K budget freezes on information technology spending, but did recover late in the period. Pathogenesis, a biotechnology firm, had disappointing sales of a new drug and its stock price dropped significantly. We took advantage of drops in valuations to increase our holdings of those companies, which still have strong long-term outlooks. Our strategy remains to focus on dominant companies at attractive valuations, adding to positions if the stock price weakens and trimming positions as valuations escalate. We believe that over the long-term, this strategy will benefit owners of the Fund.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We took advantage of low valuations in the small-cap technology sector after the Asian Crisis and added to several positions. Although we have benefited from investments in semiconductors and other technology hardware, we have been gradually decreasing our weighting in this sector since many of these stocks have had significant price appreciation and have reached what we believe are extended valuations. On the other hand, the relative valuation for small-cap software stocks is near its decade low. Given the fact that demand for software is only deferred rather than lost as we approached the Y2K deadline, we increased our weighting in that sector due to these attractive valuations and were rewarded with strong performance. We underweighted financial stocks during the period as interest rates were rising, but we did benefit from the stocks that we owned.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The U.S. economy has been strong with healthy consumer spending and generally positive profit reports. Recently, however, increasing inflation expectations and a weaker dollar have exerted pressure on bonds and have caused volatility in the equity markets. If this trend continues, it will make it difficult to justify very high stock valuations. Thus, positions in stocks that have had significant price appreciation and where multiples (price-to-earnings, price-to-sales), are extended, have been trimmed. Although we remain cautious about the prospects of some highly-valued stocks, particularly in the Technology sector, there are a number of positive signs for the small-cap market.

Relative valuations of small-cap stocks remain depressed versus their long-term averages, and this has created a good environment for mergers and acquisitions (as noted by the Visio and Hambrecht & Quist buyouts). In addition, small-cap companies are buying back their outstanding shares at a rate far greater than the overall market average. Although small-cap stocks have historically been more volatile than large-cap stocks, we believe that the risk/return profile remains very attractive, and current prospects for the Fund are quite positive. We continue to invest in leading companies that trade at valuations we feel are less than their intrinsic values. We will continue with our philosophy of investing in companies with solid growth opportunities and strong management teams, which we feel will benefit our shareholders over the long-term.

                                  [Pie Chart]

                              EMERGING GROWTH fund

                             portfolio composition++
Consumer Stocks                    9%
Oil/Gas                            1%
Media                              1%
Health Care                       19%
Financial Services                 4%
Business Services                  9%
Electrical Equipment               6%
Transportation                     3%
Communications                     7%
Electronics/Semiconductors         6%
Technology                        35%

++ Allocation percentages are based on total investment value of the portfolio as of 12/31/99. Differences from financial statements are a result of a consolidation of industries or sectors.



                                                                 equity funds 21

INTERNATIONAL GROWTH fund


PORTFOLIO MANAGER:
CAPITAL GUARDIAN TRUST
COMPANY

As of June 24, 1999, the Fund's investment management was transitioned from Warburg Pincus to an international equity team at Capital Guardian Trust Company. Eight portfolio managers and 27 analysts now share the management responsibilities for the International Growth Fund. The managers average over 26 years of investment experience and have been with CGTC for an average of 20 years.

PERFORMANCE REVIEW(4)

The Fund performed very well during the 12-month period ended December 31, 1999, returning more than 50% and significantly outperforming the MSCI EAFE Index. From the Fund's inception through December 31, 1999, the International Growth Fund has posted an average annual return of 11.68%.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 1999, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The period was marked by strong results in most international markets, particularly across Asia. Emerging markets rebounded considerably, posting strong gains as global stability returned. In recent months, Japanese markets advanced due primarily to a powerful rally in the yen. Optimism in Japan has been aided by two consecutive quarters of positive GDP growth. Perhaps more important for equity investors, news of mergers and restructuring has been on the rise. This was highlighted by three of Japan's largest banks --Dai-Ichi Kangyo Bank, Fuji Bank, and the Industrial Bank of Japan -- announcing a merger that would create the world's first trillion-dollar financial group. The announcement was a first, reflecting the desire of three healthy banks to join for strategic reasons. Until now, mergers in the Japanese banking industry had been defensive, motivated by the desire to prevent bankruptcies among weak institutions by having them absorbed by stronger ones.

In Europe, the long-awaited economic recovery appears to be underway, with positive economic news appearing on many fronts. In Germany, business confidence has grown, and exporters are benefiting from economic improvement in Asia and from a weak currency (the Deutsche Mark has fallen


GROWTH OF A $10,000 INVESTMENT (2),(3)

       Fund (without annuity expenses)(4)

       Morgan Stanley Capital International (MSCI) EAFE Index(1)

       Inflation (CPI)(1)

Inception 5/7:  10,000    10,000    10,000
Jun              9,846    10,120     9,993
Sep             10,505    11,080    10,112
Dec/93          10,602    11,310    10,169
Mar             10,979    11,470    10,219
Jun             11,549    11,784    10,268
Sep             11,567    11,864    10,366
Dec/94          11,457    11,523    10,423
Mar             11,680    11,142    10,521
Jun             11,774    11,392    10,542
Sep             12,274    11,868    10,662
Dec/95          12,781    12,284    10,740
Mar             13,159    12,771    10,789
Jun             13,376    13,045    10,810
Sep             13,368    12,911    10,965
Dec/96          13,591    13,394    11,035
Mar             13,387    13,425    11,113
Jun             15,135    15,169    11,170
Sep             15,037    15,052    11,268
Dec/97          13,870    13,042    11,288
Mar             15,921    14,818    11,353
Jun             16,101    14,594    11,408
Sep             13,822    12,065    11,449
Dec/98          16,690    13,720    11,490
Mar             16,935    14,027    11,567
Jun             17,376    14,922    11,651
Sep             18,151    16,176    11,770
Dec/99          21,246    20,848    11,834


TOTAL AVERAGE RETURNS AS OF 12/31/99 (2),(3)                                      1 YEAR        5 YEAR(8)   SINCE INCEPTION(8)
                                                                                                             (MAY 7, 1993)
       Fund (without annuity expenses)(4)                                          51.96%        12.59%         11.68%
       Fund (with annuity expenses)(5),(6)                                         49.92%        11.02%         10.12%
       Fund (adjusted for the maximum surrender charge)(5),(7)                     44.47%        10.43%          9.76%
       Morgan Stanley Capital International (MSCI) EAFE Index(1)                   27.30%        13.15%         12.13%



(1) Index total returns were calculated from 5/31/93 to 12/31/99. The Morgan Stanley Capital International EAFE Index (MSCI EAFE) represents the stock markets of Europe, Australia, New Zealand and the Far East weighted by capitalization. MSCI EAFE is a broad-based index of equity markets representing 18 countries. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI).

(2) Past investment performance does not guarantee future performance. The returns for the Fund assume reinvestment of all dividends/ distributions.

(3) During the period noted, the Advisor waived a portion of its management fees, and credits were allowed by the Custodian. In the absence of the waivers or credits, yield and total return would have been lower.

(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the Division's first investment in the Fund. The return information after that date reflects actual annual historical performance of the Division. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

(6)      Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(7)      Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(8)      Annualized.

considerably against the yen over the past 12 months). In France, domestic demand has led the recovery, with consumer confidence and spending on the rise. In the U.K., a tight labor market along with concerns about rising residential real estate prices caused the Bank of England to increase short-term interest rates in September, despite a notable lack of inflation. Throughout Europe, mergers and acquisitions continued at a record pace with companies striving for pan-European size and scope. The primary contributor to this period's strong relative performance has been stock selection. Fund weightings in regions and countries are dictated primarily by individual security selection. In Europe, we began shifting away from financials and increasing our exposure to cyclicals such as Peugeot SA (automobiles) and BMW AG (automobiles). That move has paid off with this year's economic improvement and rising interest-rate environment. In Japan, a reluctance to hold financial stocks has been a hindrance. However, we have more than made up for that lost opportunity with a focus on holdings in Japanese Technology firms such as NEC Corp. (electrical & electronics), Advantest Corp. (electronic instruments) and Tokyo Electron (electronic instruments). Japan was by far the biggest overall contributor to the Fund's outperformance during the period. Stocks of companies such as Sony Corp. (appliances & household durables) and NTT Mobile Communications Network (wireless telecommunications services) appreciated significantly.

WERE THERE ANY SIGNIFICANT SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Probably the most significant change to the portfolio was an increase in exposure to the solid exporting countries of Latin America and the Pacific Basin, such as Mexico, Taiwan and Japan. On a selective basis, we found what we believe to be attractively valued companies with excellent growth prospects despite generally weak macro-economic conditions. This shift lowered exposure to some European countries, where we found securities to be fully valued and faced with tough economic times ahead. At the sector level, the allocation to Services was reduced. The Fund was concentrated in the Telecommunications industry with holdings such as Telemex, NTT Mobile Communications Network, Mannesmann and Swisscom. We increased the Fund's exposure to Capital Equipment and Consumer Goods at the expense of the Finance sector. Technology and Telecommunications Equipment providers dominated these two sectors with companies like Nokia, Samsung Electronics, Taiwan Semiconductor Manufacturing and ASM Lithography Holdings.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

After a strong first half, the Japanese economy held up fairly well in the second half of 1999. As a result, growth in calendar year 1999 was positive. Falling inventory/sales ratios and other indicators suggest that a cyclical recovery in Japan may be underway. However, with unemployment rising, incomes falling, and industrial sector capacity still ample, domestic private demand fundamentals remain weak. Restructuring activity will offset much of the benefit Japan receives from stronger global growth, and with public sector finances in shambles, the extent of further fiscal stimulus is limited. We believe that Japan's economic growth will remain sluggish this year and next, and the country could continue to post some of the lowest growth rates of the developed countries.

Purchasing manager surveys, data on orders, sentiment indices, and a fair number of other indicators show that a cyclical recovery in European economic activity is clearly underway. Significant improvement is evident even in Germany, where much of the recent weakness has been concentrated. European GDP growth could reach 3.5% in 2000. While higher commodity prices may exert some moderate upward pressure on overall price levels, inflation rates across the region still remain low, in some cases under 1.0%. After a disastrous 1998, emerging countries in Europe are responding to the numerous currency devaluations that took place over the past year.

With the exception of Hong Kong and Indonesia, most emerging Asian countries continue to experience a fairly sharp increase in activity. While the rebound has been led by exporting activity, improving domestic fundamentals and low inflation, particularly in Korea and Thailand, suggest that growth should become increasingly driven by domestic demand. In Latin America, activity is showing signs of bottoming in response to sharply lower interest rates and a return of capital inflows. However, interest rates are still high in many countries, and any recovery in domestic demand should be much more moderate. While we are cautious in our outlook for international markets, we will continue to seek out strong companies with healthy growth prospects.

                            INTERNATIONAL GROWTH fund

                             portfolio composition++


Latin America                      2%
Japan                             33%
Asia                               7%
Other                              2%
Australia & New Zealand            3%
North America                      5%
Europe                            48%

++ Allocation percentages are based on total investment value of the portfolio as of 12/31/99.

                                                                 equity funds 23

STRATEGIC GROWTH portfolio

PORTFOLIO MANAGER:
RANDALL YOAKUM
WM ADVISORS, INC.

Steve Scott, Senior Portfolio Manager, WM Advisors, Inc., managed the SAM Portfolios through December 31, 1999. As of January 1, 2000, Randall Yoakum, Senior Portfolio Manager and Chief Investment Officer, will lead the SAM management team. Mr. Yoakum has 16 years experience in investment and financial analysis including over eight years with WM Advisors, Inc. He holds a BBA in Finance/Economics from Pacific Lutheran University, an MBA in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum also serves as chairman of WM Advisors' Investment Committee.

PERFORMANCE REVIEW(4)

The SAM STRATEGIC GROWTH PORTFOLIO returned 47.95% for the 12-month period ended December 31, 1999. The Portfolio significantly outperformed its benchmark index for the period, while being managed in an effort to reduce volatility relative to a single asset-class equity investment. Long-term results have been favorable. Since inception, the Portfolio has posted an average annual return of 30.75%, or 28.75% above the rate of inflation.+

ECONOMIC/MARKET REVIEW

The domestic economy accelerated over the past 12 months with overall output projected to top 4% for the 1999 calendar year. Consumer spending continued, as income increased and unemployment remained very low. Holiday retail sales were strong and will add positively to overall economic results. The Federal Reserve responded with three interest-rate increases during the period and is poised to continue this trend at the first sign of inflation. The inflation fire was stoked by rising commodity prices throughout the year, especially in energy, where the price of oil more than doubled from its lowest point. Although inflation did increase somewhat, overall price pressures remained very tame during the past year. This is important to the performance of all financial assets, as weak inflation is very positive for the performance of both bonds and stocks.

Equity markets advanced during the past year, as the year closed with a very strong fourth quarter. However, this performance was very narrow. Growth stocks rose significantly, especially in the Technology and Telecommunications areas. Value stocks did advance during the period, but significantly underperformed growth stocks across all capitalization

GROWTH OF A $10,000 INVESTMENT (2),(3)

       Portfolio (without annuity expenses)(4)

       Capital Market Benchmark(1)

       Russell 3000 Index(1)

       Inflation (CPI)(1)

Inception 6/3,      10000     10000     10000     10000
Jun                 10320     10446     10416     10000
Jul                 10970     11275     11233     10032
Aug                 10550     10648     10777     10063
Sep                 11040     11232     11388     10088
Oct                 10610     10857     11005     10100
Nov                 10630     11359     11426     10094
Dec 97              10700     11555     11655     10106
Jan                 10860     11683     11776     10126
Feb                 11710     12525     12618     10145
Mar                 12170     13167     13244     10164
Apr                 12360     13299     13374     10182
May                 12060     13071     13044     10201
Jun                 12409     13602     13484     10213
Jul                 12168     13457     13239     10225
Aug                 10423     11511     11211     10238
Sep                 11004     12249     11975     10250
Oct                 11636     13245     12884     10274
Nov                 12389     14048     13672     10274
Dec 98              13503     14857     14541     10287
Jan                 14255     15479     15035     10312
Feb                 13793     14998     14503     10324
Mar                 14645     15598     15035     10356
Apr                 15427     16202     15713     10431
May                 15136     15819     15414     10431
Jun                 16038     16697     16193     10431
Jul                 15743     16176     15702     10462
Aug                 15752     16096     15524     10487
Sep                 15875     15655     15127     10538
Oct                 16701     16645     16076     10576
Nov                 17801     16984     16525     10582
Dec 99              19973     17984     17580     10594

TOTAL AVERAGE RETURNS AS OF 12/31/99 (2),(3)                                            1 YEAR                   SINCE INCEPTION(8)
                                                                                                                  (JUNE 3, 1997)

       Portfolio (without annuity expenses)(4)                                            47.95%                       30.75%
       Portfolio (with annuity expenses)(5),(6)                                           45.90%                       28.94%
       Portfolio (adjusted for the maximum surrender charge)(5),(7)                       40.45%                       27.53%
       Capital Market Benchmark(1)                                                        21.04%                       21.95%


(1) Index total returns were calculated from 6/1/97 to 12/31/99. The Strategic Growth Portfolio's benchmark is a capital market index that is intended to represent a proxy for Portfolio performance. The benchmark allocation is 100% S&P 500. The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole. The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI).

(2) Past investment performance does not guarantee future performance. The returns for the Portfolio assume reinvestment of all dividends/distributions.

(3) During the period noted, the Advisor waived a portion of its management fee and absorbed certain other expenses, and the Custodian allowed credits. In the absence of the waiver, absorption of other expenses or credits, total return would have been lower.

(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.

(6)      Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(7)      Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(8)      Annualized.

levels. For the period, small-, mid-, and large-cap growth stocks performed very well, outdistancing their value counterparts by significant margins. Cellular, Networking, and Biotech sector indices drove performance, as each more than doubled during the past year. International markets rebounded, led by developing countries and the entire Asian region. Japan reported its best performance in years, and European stocks were generally solid performers, supported by improving economic fundamentals. Overall, equity results around the globe were quite positive for the 12-month period.

INVESTMENT STRATEGY

The STRATEGIC GROWTH PORTFOLIO is diversified in seven funds, representing six major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. Asset classes ranging in risk levels from short-term money market instruments to international equities are intended to shield the Portfolio from dramatic swings in any one specific area of the equity markets.

The overall investment strategy for the period was to:

- Maintain core equity focus on large-cap domestic holdings, as strong momentum continued to push the prices of growth stocks higher.

- Slightly reduce exposure to international equities to manage risk, but maintain core position (16%) since markets have stabilized and rebounded.

- Initiate a position in the HIGH YIELD FUND to further diversify overall Portfolio assets.

- Look to diversify equity holdings with positions in both small- and mid-cap companies in 2000.

REVIEW OF PORTFOLIO ALLOCATIONS

The major strategies of the past year were to manage risk levels and concentrate equities in large-cap holdings. We slightly reduced international holdings in favor of large-cap domestic equities. We achieved this by focusing assets into the GROWTH FUND (39%), which was the best performing underlying fund over the past year. Its focus on growth holdings in the Technology sector helped generate strong results for the STRATEGIC GROWTH PORTFOLIO. Positions in the NORTHWEST FUND and the EMERGING GROWTH FUND also contributed to the strong overall results. These Funds are also overweighted in the Technology arena and advanced throughout 1999, with very strong performance in the fourth quarter. While international holdings rebounded and positively added to portfolio results, they were reduced to help manage overall risk levels. The GROWTH & INCOME FUND remains the second largest holding (27%) in the STRATEGIC GROWTH PORTFOLIO, as earnings growth in large-cap stocks was very strong and is expected to continue. In addition, we maintained some assets in cash and took a position in high-yield bonds to help manage risk during volatile periods in the equity markets.

OUTLOOK

The economy continues to strengthen and, although higher oil prices and wage pressures spooked the markets, pervasive inflation has not surfaced. While consumer spending remains strong, the pace in consumption growth seems to be slowing to a more sustainable level due to a weaker housing sector and the possibility of slower retail sales. The job market is still very tight, with the unemployment rate at a 30-year low and the economy continuing to generate new jobs. Manufacturing has been weaker than previously expected, but very low levels of inventories may need to be restocked, which would add to overall output. Global growth is accelerating, but it is not benefiting the overall trade balance as much as expected. Although exports have been growing, they have not matched the torrid pace of import growth that has contributed to the growing trade deficit. International economies are improving, but it may be difficult to sustain the current levels of improvements in Asia. Europe is strengthening and Latin America seems to be rebounding and is poised for continued improvement.

The net result of strong economic growth has been fears of inflation and corresponding increases in interest rates, which has caused equity market volatility. We do not expect recent increases in inflation indicators to translate into accelerating price inflation since companies are still unable to pass on price increases to the consumer. Strong competitive forces make it very difficult to raise prices without sacrificing market share, while enhancements in overall productivity have allowed firms to expand their profitability without raising prices. This economic backdrop of strong growth and low inflation continues to provide a positive environment for financial assets. Although volatility could continue, our long-term outlook for both the bond and stock market is very positive.


                                  [PIE CHART]

                           STRATEGIC GROWTH portfolio

                          asset class diversification++

U.S. Equity Large Cap         47%
Foreign Stocks                16%
Cash                           8%
Bonds                          3%
U.S. Equity Small Cap         11%
U.S. Equity Mid Cap           15%

[PIE CHART]

                             portfolio allocation++


Emerging Growth Fund                4%
High Yield Fund                     4%
International Growth Fund
 (Capital Guardian)                10%
Northwest Fund                     11%
Money Market Fund                   5%
Growth & Income Fund               27%
Growth Fund
 (Janus)                           39%


+   Annual rate of inflation: 2.00%
    Source: Ibbotson

++ As of 12/31/99 and may not reflect the current Strategic Growth Portfolio allocation.

CONSERVATIVE GROWTH portfolio


PORTFOLIO MANAGER:
RANDALL YOAKUM
WM ADVISORS, INC.

Steve Scott, Senior Portfolio Manager, WM Advisors, Inc., managed the SAM Portfolios through December 31, 1999. As of January 1, 2000, Randall Yoakum, Senior Portfolio Manager and Chief Investment Officer, now leads the SAM management team. Mr. Yoakum has 16 years experience in investment and financial analysis including over eight years with WM Advisors, Inc. He holds a BBA in Finance/ Economics from Pacific Lutheran University, an MBA in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum also serves as chairman of WM Advisors' Investment Committee.

PERFORMANCE REVIEW(4)

The SAM CONSERVATIVE GROWTH PORTFOLIO returned 39.36% for the 12-month period ended December 31, 1999. The Portfolio significantly outperformed its benchmark index for all periods, while being managed in an effort to reduce volatility relative to single asset-class investments. Long-term results have been favorable. Since inception, the Portfolio has posted an average annual return of 24.29%, or 22.27% above the rate of inflation.+

ECONOMIC/MARKET REVIEW

The domestic economy accelerated over the past 12 months with overall output projected to top 4% for the 1999 calendar year. Consumer spending continued, as income increased and unemployment remained very low. Holiday retail sales were strong and will add positively to overall economic results. The Federal Reserve responded with three interest-rate increases during the period and is poised to continue this trend at the first sign of inflation. The inflation fire was stoked by rising commodity prices throughout the year, especially in energy, where the price of oil more than doubled from its lowest point. Although inflation did increase somewhat, overall price pressures remained very tame during the past year.

This is important to the performance of all financial assets since weak inflation is very positive for the performance of both bonds and stocks. Growth stocks, especially in the Technology and Telecommunications areas, rose significantly during the period. Value stocks reported positive performance, but not nearly to the extent that growth stocks exhibited across all capitalization levels. Both small- and mid-cap growth stocks led a fierce rally in the fourth quarter of 1999. In addition, international markets rebounded, led by developing countries and the entire Asian region. European stocks were generally solid performers, supported by improving economic


GROWTH OF A $10,000 INVESTMENT (2),(3)

       Portfolio (without annuity expenses)(4)

       Capital Market Benchmark(1)

       Russell 3000 Index(1)

       Inflation (CPI)(1)


Inception 6/3,     10000    10000    10000    10000
Jun                10416    10300    10311    10000
Jul                11233    10860    10701    10032
Aug                10777    10420    10347    10063
Sep                11388    10850    10726    10088
Oct                11005    10420    10411    10100
Nov                11426    10400    10556    10094
Dec 97             11655    10490    10668    10106
Jan                11776    10620    10804    10126
Feb                12618    11310    11279    10145
Mar                13244    11710    11595    10164
Apr                13374    11880    11675    10182
May                13044    11590    11541    10201
Jun                13484    11856    11727    10213
Jul                13239    11615    11684    10225
Aug                11211    10030    10677    10238
Sep                11975    10522    10973    10250
Oct                12884    11093    11558    10274
Nov                13672    11746    11980    10274
Dec 98             14541    12578    12378    10287
Jan                15035    13151    12599    10312
Feb                14503    12769    12338    10324
Mar                15035    13461    12682    10356
Apr                15713    14124    13049    10431
May                15414    13813    12815    10431
Jun                16193    14567    13230    10431
Jul                15704    14321    13138    10462
Aug                15524    14311    13115    10487
Sep                15127    14424    13045    10538
Oct                16076    15080    13460    10576
Nov                16525    15931    13746    10582
Dec 99             17580    17530    14415    10594

TOTAL AVERAGE RETURNS AS OF 12/31/99 (2),(3)                                           1 YEAR                  SINCE INCEPTION(8)
                                                                                                                 (June 3, 1997)
       Portfolio (without annuity expenses)(4)                                          39.36%                       24.29%
       Portfolio (with annuity expenses)(5),(6)                                         37.43%                       22.58%
       Portfolio (adjusted for the maximum surrender charge)(5),(7)                     31.98%                       21.04%
       Capital Market Benchmark(1)                                                      16.46%                       15.21%



(1) Index total returns were calculated from 6/1/97 to 12/31/99. The Conservative Growth Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 35% S&P 500, 20% MSCI EAFE + Emerging Markets, 20% Lehman Brothers Mutual Fund (1-5) Gov/Corp Index, 20% Salomon Brothers 90-day T-Bills, and 5% Russell 2000 Growth. The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole. The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI).

(2) Past investment performance does not guarantee future performance. The returns for the Portfolio assume reinvestment of all dividends/distributions

(3) During the period noted, the Advisor waived a portion of its management fee and absorbed certain other expenses, and the Custodian allowed credits. In the absence of the waiver, absorption of other expenses or credits, total return would have been lower.

(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.

(6)      Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(7)      Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(8)      Annualized.

fundamentals. Overall, equity results around the globe were quite positive for the 12-month period.

Fixed-income assets were negatively affected by rising interest rates throughout the past 12 months. Interest rates rose across the board, with the yield on the 30-year Treasury bond increasing 139 basis points (1.39%) and intermediate-term yields increasing even more significantly. Shorter-term assets provided the best results because their prices are less sensitive to changes in interest rates. Overall, most fixed-income assets saw price declines that offset some of the income earned throughout the period.

INVESTMENT STRATEGY

The CONSERVATIVE GROWTH PORTFOLIO is diversified among nine funds, representing seven major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. Asset classes ranging in risk levels from short-term money market instruments to international equities are intended to shield the Portfolio from drastic swings in any one specific area of the financial markets.

The overall investment strategy for the period was to:

- Increase equity focus on large-cap domestic holdings, as prospects for earnings growth improved and technology holdings continued their upward momentum.

- Reduce exposure to international equities to manage risk, but maintain a core position (19%) as markets have stabilized and rebounded.

- Slightly increase the fixed-income exposure to 20%, while diversifying these holdings in mortgage-backed securities and some higher-yielding bonds to generate income.

REVIEW OF PORTFOLIO ALLOCATIONS

The major themes of the past year were to manage risk levels and concentrate equities in large-cap holdings. In the equity portion of the Portfolio, we reduced international holdings and small-cap stocks in favor of large-cap domestic equities. We achieved this by taking advantage of strong momentum in the GROWTH FUND (32%), which was the best performing underlying fund over the past year. Its focus on growth holdings in the Technology sector helped generate strong results for the CONSERVATIVE GROWTH PORTFOLIO. While international holdings rebounded and contributed to portfolio results, they were reduced to help manage overall risk levels. The GROWTH & INCOME FUND remains a large holding (32%) in the CONSERVATIVE GROWTH PORTFOLIO, as earnings growth in large-cap stocks were very strong and have been forecasted to continue.

We increased the fixed-income positions (20%) to reduce volatility and equity investment risk, as we moved towards the end of the year and the markets prepared for Y2K. At the same time, we diversified these positions in mortgage-backed bonds and some corporate securities. This was done in an effort to generate additional yield and take advantage of the possibility of interest-rate declines. We also initiated a position in the HIGH YIELD FUND during the period, which contributed to overall performance in addition to income levels generated by the Portfolio.

OUTLOOK

The economy continues to strengthen and, although higher oil prices and wage pressures spooked the markets, pervasive inflation has not surfaced. Although consumer spending remains strong, the pace of consumption growth seems to be slowing to a more sustainable level due to a weaker housing sector and the possibility of slower retail sales. The labor market is still very tight, with the unemployment rate at a 30-year low and the economy continuing to generate new jobs. Manufacturing has been weaker than previously expected, but very low levels of inventories may need to be restocked, which would add to overall output. While global growth is accelerating, it is not benefiting the overall trade balance as much as expected. Although exports have been growing, they have not matched the torrid pace of import growth that has contributed to the increasing trade deficit. International economies are improving, but it may be difficult to sustain the current levels of improvements in Asia. Europe is strengthening and Latin America seems to be rebounding and is poised for continued improvement.

The net result of strong economic growth has been fears of inflation and corresponding increases in interest rates, which has caused equity market volatility. We do not expect recent increases in inflation indicators to translate into accelerating price inflation since companies are still unable to pass on price increases to the consumer. Strong competitive forces make it very difficult to raise prices without sacrificing market share, while enhancements in overall productivity have allowed firms to expand their profitability without raising prices. This economic backdrop of strong growth and low inflation continues to provide a positive environment for financial assets. Although volatility could continue, our long-term outlook for both the bond and stock market is very positive.

                                  [PIE CHART]
                         CONSERVATIVE GROWTH portfolio
                         asset class diversification++


U.S. Equity Large Cap       44%
Mortgage Bonds               5%
Foreign Stocks              19%
Cash                        11%
Corporate Bonds              4%
U.S. Small Cap               4%
U.S. Mid Cap                13%

                             portfolio allocation++

Growth & Income Fund                 32%
U.S. Government Securities Fund       4%
Income Fund                           2%
International Growth Fund
(Capital Guardian)                   14%
Northwest Fund                        4%
Money Market Fund                     8%
Short Term High Quality Bond Fund     1%
Growth Fund (Janus)                  32%


 +  Annual rate of inflation: 2.00%
    Source: Ibbotson

++ As of 12/31/99 and may not reflect the current Conservative Growth Portfolio allocation.


                              Sam portfolios                                 27

BALANCED Portfolio

PORTFOLIO MANAGER:
RANDALL YOAKUM
WM ADVISORS, INC.

Steve Scott, Senior Portfolio Manager, WM Advisors, Inc., managed the SAM Portfolios through December 31, 1999. As of January 1, 2000, Randall Yoakum, Senior Portfolio Manager and Chief Investment Officer, now leads the SAM management team. Mr. Yoakum has 16 years experience in investment and financial analysis including over eight years with WM Advisors, Inc. He holds a BBA in Finance/Economics from Pacific Lutheran University, an MBA in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum also serves as chairman of WM Advisors' Investment Committee.

PERFORMANCE REVIEW(4)

The SAM BALANCED PORTFOLIO returned 27.71% (not adjusted for sales charge) for the 12-month period ended December 31, 1999. The Portfolio significantly outperformed its benchmark index for all periods, while being managed in an effort to reduce volatility relative to single asset-class investments. Long-term results have been favorable. Since inception, the Portfolio has posted an average annual return of 19.00%, or 17.00% above the rate of inflation.+

ECONOMIC/MARKET REVIEW

The domestic economy accelerated over the past 12 months with overall output projected to top 4% for the 1999 calendar year. Consumer spending continued, as income increased and unemployment remained very low. Holiday retail sales were strong and will add positively to overall economic results. The Federal Reserve responded with three interest-rate increases during the period and is poised to continue this trend at the first sign of inflation. The inflation fire was stoked by rising commodity prices throughout the year, especially in energy, where the price of oil more than doubled from its lowest point. Although inflation did increase somewhat, overall price pressures remained very tame during the past year. This is important to the performance of all financial assets since weak inflation is very positive for the performance of both bonds and stocks.

Fixed-income assets were negatively affected by rising interest rates throughout the past 12 months. Interest rates rose across the board, with the yield on the 30-year Treasury bond increasing 139 basis points (1.39%) and intermediate-term yields increasing even more significantly. Shorter-term assets provided the best results because their prices are less sensitive to changes in interest rates. Long-term Treasuries reported negative performance for the period, with mortgage-backed securities generally outperforming Treasury bonds with similar maturities. Higher-yielding corporate bonds performed very well

GROWTH OF A $10,000 INVESTMENT (2),(3)

       Portfolio (without annuity expenses)(4)
       Capital Market Benchmark(1)
       Russell 3000 Index(1)
       Lehman Brothers Aggregate Bond Index(1)
       Inflation (CPI)(1)

       Inception |6/:     10000     10000     10000     10000     10000
       Jun                10119     10416     10206     10000     10190
       Jul                10392     11233     10442     10032     10680
       Aug                10304     10777     10235     10063     10350
       Sep                10456     11388     10462     10088     10700
       Oct                10608     11005     10332     10100     10390
       Nov                10657     11426     10409     10094     10390
       Dec|97             10764     11655     10502     10106     10470
       Jan                10902     11776     10632     10126     10600
       Feb                10893     12618     10870     10145     11110
       Mar                10931     13244     11036     10164     11410
       Apr                10987     13374     11101     10182     11580
       May                11092     13044     11083     10201     11440
       Jun                11186     13484     11184     10213     11655
       Jul                11210     13239     11223     10225     11534
       Aug                11392     11211     10818     10238     10378
       Sep                11659     11975     10975     10250     10719
       Oct                11597     12884     11296     10274     11182
       Nov                11663     13672     11510     10274     11655
       Dec|98             11698     14541     11701     10287     12268
       Jan                11781     15035     11810     10312     12691
       Feb                11575     14503     11693     10234     12399
       Mar                11639     15035     11898     10356     12929
       Apr                11676     15713     12084     10431     13412
       May                11573     15414     11939     10431     13103
       Jun                11536     16193     12131     10431     13627
       Jul                11488     15702     12113     10462     13461
       Aug                11482     15524     12129     10487     13450
       Sep                11615     15127     12163     10538     13579
       Oct                11658     16076     12377     10576     14029
       Nov                11657     16525     12505     10582     14614
       Dec|99             11601     17580     12795     10594     15666

TOTAL AVERAGE RETURNS AS OF 12/31/99 (2),(3)                                1 YEAR                   SINCE INCEPTION(8)
                                                                                                      (June 3, 1997)
       Portfolio (without annuity expenses)(4)                              27.71%                       19.00%
       Portfolio (with annuity expenses)(5),(6)                             25.94%                       17.36%
       Portfolio (adjusted for the maximum surrender charge)(5),(7)         20.49%                       15.72%
       Capital Market Benchmark(1)                                           9.35%                       10.01%


(1) Index total returns were calculated from 6/1/97 to 12/31/99. The Balanced Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 25% Lehman Brothers Mutual Fund (1-5) Gov/Corp Index, 25% Salomon Brothers 90-day T-Bills, 20% Lehman Brothers Mortgage Index, 15% S&P 500, and 15% MSCI EAFE + Emerging Markets. The Russell 3000 Index is a broad-based index and is intended to represent the equity market as a whole. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole. The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers
     (CPI).

(2) Past investment performance does not guarantee future performance. The returns for the Portfolio assume reinvestment of all dividends/distributions.

(3) During the period noted, the Advisor waived its management fee and absorbed certain other expenses, and the Custodian allowed credits. In the absence of the waiver, absorption of other expenses or credits, total return would have been lower.

(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.

(6)  Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(7)  Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(8)  Annualized.

during the year, as performance was bolstered by strong economic conditions in the U.S. Overall, most fixed-income assets saw price declines that offset some of the income earned throughout the period.

Growth stocks rose significantly, especially in the Technology and Tele-communications areas, while value stocks lagged across all capitalization levels. International markets rebounded, led by developing countries and the entire Asian region. European stocks were generally solid performers, supported by improving economic fundamentals. Overall, equity results around the globe were quite positive for the 12-month period.

INVESTMENT STRATEGY

The BALANCED PORTFOLIO is diversified among seven funds, representing nine major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. Asset classes ranging in risk levels from short-term money market instruments to international equities are intended to shield the Portfolio from drastic swings in any specific area of the financial markets.

The overall investment strategy for the period was to:

- Increase equity focus on large-cap domestic holdings, as prospects for earnings growth improved and momentum continued in the Technology sector.

- Slightly increase the fixed-income exposure to (38%) while reducing the cash position in favor of mortgages and other higher-yielding bonds to generate income.

- Slightly reduce exposure to international equities to manage risk, but maintain a core position (18%) since markets have stabilized and rebounded.

REVIEW OF PORTFOLIO ALLOCATIONS

The major themes of the past year were to manage risk levels and concentrate equities in large-cap holdings. We slightly increased the fixed-income positions (38%) to reduce volatility and equity investment risk, as we moved towards the end of the year and the markets prepared for Y2K. At the same time, the cash position was dramatically reduced and assets were shifted into mortgage-backed securities. This was done in an effort to generate additional yield and take advantage of the possibility of interest-rate declines. We also initiated a position in the HIGH YIELD FUND during the period, which contributed to overall performance in addition to income levels generated by the Portfolio.

In the equity portion of the Portfolio, we reduced international holdings in favor of large-cap domestic equities. We achieved this by focusing assets into the GROWTH FUND (24%), which was the best performing underlying fund over the past year. Its focus on growth holdings in the Technology sector helped generate strong results for the BALANCED PORTFOLIO. While international holdings rebounded and positively added to portfolio results, they were reduced to help manage overall risk levels. The GROWTH & INCOME FUND remains the largest holding (26%) in the BALANCED PORTFOLIO, as earnings growth in large-cap stocks has been very strong and has been forecasted to continue.

OUTLOOK

The economy continues to strengthen and, although higher oil prices and wage pressures spooked the markets, pervasive inflation has not surfaced. Although consumer spending remains strong, the pace of consumption growth seems to be slowing to a more sustainable level due to a weaker housing sector and the possibility of slower retail sales. The labor market is still very tight, with the unemployment rate at a 30-year low and the economy continuing to generate new jobs. Manufacturing has been weaker than previously expected, but very low levels of inventories may need to be restocked, which would add to overall output. While global growth is accelerating, it is not benefiting the overall trade balance as much as expected. Although exports have been growing, they have not matched the torrid pace of import growth that has contributed to the increasing trade deficit. International economies are improving, but it may be difficult to sustain the current levels of improvements in Asia. Europe is strengthening and Latin America seems to be rebounding and is poised for continued improvement.

The net result of strong economic growth has been fears of inflation and corresponding increases in interest rates, which has caused equity market volatility. We do not expect recent increases in inflation indicators to translate into accelerating price inflation since companies are still unable to pass on price increases to the consumer. Strong competitive forces make it very difficult to raise prices without sacrificing market share, while enhancements in overall productivity have allowed firms to expand their profitability without raising prices. This economic backdrop of strong growth and low inflation continues to provide a positive environment for financial assets. Although volatility could continue, our long-term outlook for both the bond and stock market is very positive.

                                  [PIE CHART]


                               BALANCED portfolio
                          asset class diversification++

U.S. Equity Large Cap          34%
Cash                            3%
Corporate Bonds                 9%
Foreign Stocks                 18%
Foreign Bonds                   1%
Treasuries                      2%
U.S. Equity Small Cap           1%
Mortgage-Based                 23%
U.S. Equity Mid Cap             9%

                             portfolio allocation++

                                  [PIE CHART]

Growth & Income Fund                 26%
High Yield Fund                       2%
International Growth Fund
(Capital Guardian)                   14%
U.S. Government Securities Fund      18%
Short Term High Quality Bond Fund    13%
Growth Fund (Janus)                  24%
Income Fund                           3%

  +  Annual rate of inflation: 2.00%
     Source: Ibbotson
 ++ As of 12/31/99 and may not reflect the current Balanced Portfolio allocation.


                              SAM portfolios                                 29

FLEXIBLE INCOME portfolio

PORTFOLIO MANAGER:
RANDALL YOAKUM
WM ADVISORS, INC.

Steve Scott, Senior Portfolio Manager, WM Advisors, Inc., managed the SAM Portfolios through December 31, 1999. As of January 1, 2000, Randall Yoakum, Senior Portfolio Manager and Chief Investment Officer, now leads the SAM management team. Mr. Yoakum has 16 years experience in investment and financial analysis including over eight years with WM Advisors, Inc. He holds a BBA in Finance/ Economics from Pacific Lutheran University, an MBA in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum also serves as chairman of WM Advisors' Investment Committee.

PERFORMANCE REVIEW(4)

The SAM FLEXIBLE INCOME PORTFOLIO returned 8.58% for the 12-month period ended December 31, 1999. The Portfolio outperformed its benchmark index for all periods, while being managed in an effort to reduce volatility relative to single asset-class investments. Long-term results have been favorable. Since inception, the Portfolio has posted an average annual return of 9.81%, or 7.79% above the rate of inflation.+

ECONOMIC/MARKET REVIEW

The domestic economy accelerated over the past 12 months with overall output projected to top 4% for the 1999 calendar year. Consumer spending continued, as income increased and unemployment remained very low. Holiday retail sales were strong and will add positively to overall economic results. The Federal Reserve responded with three interest-rate increases during the period and is poised to continue this trend at the first sign of inflation. The inflation fire was stoked by rising commodity prices throughout the year, especially in energy, where the price of oil more than doubled from its lowest point. Although inflation did increase somewhat, overall price pressures remained very tame during the past year. This is important to the performance of all financial assets since weak inflation is very positive for the performance of both bonds and stocks.

Fixed-income assets were negatively affected by rising interest rates throughout the past 12 months. Interest rates rose across the board, with the yield on the 30-year Treasury bond increasing 139 basis points (1.39%) and intermediate-term yields increasing even more significantly. Shorter-term assets provided the best results because their prices are less sensitive to changes in interest rates. Long-term Treasuries reported negative performance for the period, with mortgage-backed securities generally outperforming Treasury bonds with similar maturities. Higher-yielding corporate bonds performed very well

GROWTH OF A $10,000 INVESTMENT (2),(3)

       Portfolio (without annuity expenses)(4)
       Capital Market Benchmark(1)
       Lehman Brothers Aggregate Bond Index(1)
       Inflation (CPI)(1)

Inception/9/8,   10000   10000   10000   10000
Sep              10110   10122   10148   10025
Oct              10110   10154   10295   10037
Nov              10140   10229   10343   10031
Dec/97           10230   10303   10447   10043
Jan              10350   10391   10581   10062
Feb              10540   10485   10572   10081
Mar              10650   10576   10608   10100
Apr              10720   10632   10663   10119
May              10740   10665   10765   10137
Jun              10871   10756   10856   10149
Jul              10831   10786   10879   10161
Aug              10470   10719   11056   10173
Sep              10771   10898   11315   10186
Oct              10961   11015   11255   10210
Nov              11172   11100   11319   10210
Dec/98           11432   11200   11353   10222
Jan              11623   11293   11434   10247
Feb              11452   11231   11234   10260
Mar              11680   11334   11295   10291
Apr              11924   11415   11332   10366
May              11803   11381   11232   10366
Jun              11950   11470   11196   10366
Jul              11847   11449   11149   10397
Aug              11796   11472   11143   10422
Sep              11853   11514   11273   10472
Oct              12019   11625   11314   10509
Nov              12174   11676   11313   10515
Dec/99           12415   11759   11259   10528

TOTAL AVERAGE RETURNS AS OF 12/31/99 (2),(3)         1 YEAR     SINCE INCEPTION(8)
                                                               (September 8, 1997)
       Portfolio (without annuity expenses)(4)        8.58%          9.81%
       Portfolio (with annuity expenses)(5),(6)       7.08%          8.28%
       Portfolio (adjusted for the maximum
         surrender charge)(5),(7)                     1.63%          6.19%
       Capital Market Benchmark(1)                    4.99%          7.19%

(1) Index total returns were calculated from 9/1/97 to 12/31/99. The Flexible Income Portfolio's benchmark is a blended mix of capital market indices that are intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 40% Lehman Brothers Mutual Fund Short (1-5) Gov/Corp Index, 40% Salomon Brothers 90-day T-Bills, 10% Lehman Brothers Mortgage Index, and 10% S&P 500. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole. The indices assume reinvestment of all dividends/ distributions and do not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI).

(2) Past investment performance does not guarantee future performance. The returns for the Portfolio assume reinvestment of all dividends/ distributions.

(3) During the period noted, the Advisor waived its management fee and absorbed certain other expenses, and the Custodian allowed credits. In the absence of the waiver, absorption of other expenses or credits, total return would have been lower.

(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.

(6)  Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(7)  Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(8)  Annualized.

during the year, as performance was bolstered by strong economic conditions in the U.S. Overall, most fixed-income assets saw price declines that offset some of the income earned throughout the period.

Equity markets advanced during the past year, with much of the broad gains concentrated in the early part of the period. During the closing months of 1998 and early 1999, there were broad-based rallies in domestic equity markets. However, this performance narrowed considerably during the latter part of the period. Growth stocks rose significantly, especially in the Technology and Telecommunications areas, while value stocks lagged across all capitalization levels.

INVESTMENT STRATEGY

The FLEXIBLE INCOME PORTFOLIO is diversified among seven funds, representing seven major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. Asset classes ranging in risk levels from short-term money market instruments to domestic equities are intended to shield the Portfolio from drastic swings in any specific area of the financial markets.

The overall investment strategy for the period was to:

- Reallocate the fixed-income fund assets by reducing the position in short-term bonds in favor of corporate bonds to generate income.

- Focus fixed-income holdings on high-quality issues during the second half of 1999.

- Increase equity fund focus (27%) on large-cap domestic holdings to take advantage of continued earnings growth and equity market appreciation.

REVIEW OF PORTFOLIO ALLOCATIONS

The major themes of the past year were to manage risk levels and generate income by concentrating assets in shorter-term securities while increasing corporate debt exposure. We increased the equity fund positions to gain performance strength by focusing almost solely on large-cap holdings. We achieved this by initiating a position in the GROWTH FUND (7%), which was the best performing underlying fund over the past year. Its focus on growth holdings in the Technology sector helped generate strong results for the FLEXIBLE INCOME PORTFOLIO. In addition, the GROWTH & INCOME FUND (20%) remained a core position and also contributed strong results for the period. In the fixed-income portion of the Portfolio, the cash position was slightly reduced and assets were shifted into mortgage bonds and corporate securities. This was done in an effort to generate additional yield while not significantly increasing interest-rate risk. We maintained a position in the HIGH YIELD FUND, which was the best performing fixed-income fund, and contributed to overall performance in addition to income levels generated by the Portfolio. We increased the positions in the U.S. GOVERNMENT SECURITIES FUND and reduced the holdings in the SHORT TERM HIGH QUALITY BOND FUND. Overall, the allocations made during the past 12 months benefited shareholders of the Portfolio as most fixed-income assets reported just slightly positive results, while the FLEXIBLE INCOME PORTFOLIO had nearly a double-digit return.

OUTLOOK

The economy continues to strengthen and, although higher oil prices and wage pressures spooked the markets, pervasive inflation has not surfaced. Although consumer spending remains strong, the pace in consumption growth seems to be slowing to a more sustainable level due to a weaker housing sector and the possibility of slower retail sales. The job market is still very tight, with the unemployment rate at a 30-year low and the economy continuing to generate new jobs. Manufacturing has been weaker than previously expected, but very low levels of inventories may need to be restocked, which would add to overall output. While global growth is accelerating, it is not benefiting the overall trade balance as much as expected. Although exports have been growing, they have not matched the torrid pace of import growth that has contributed to the increasing trade deficit. International economies are improving, but it may be difficult to sustain the current levels of improvements in Asia. Europe is strengthening and Latin America seems to be rebounding and is poised for continued improvement.

The net result of strong economic growth has been fears of inflation and corresponding increases in interest rates, which has caused equity market volatility. We do not expect recent increases in inflation indicators to translate into accelerating price inflation since companies are still unable to pass on price increases to the consumer. Strong competitive forces make it very difficult to raise prices without sacrificing market share, while enhancements in overall productivity have allowed firms to expand their profitability without raising prices. This economic backdrop of strong growth and low inflation continues to provide a positive environment for financial assets. Although volatility could continue, our long-term outlook for both the bond and stock market is very positive.

                            FLEXIBLE INCOME portfolio
                          asset class diversification++


[PIE CHART]

Corporate Bonds                24%
Treasuries                      4%
Foreign Stocks                  2%
Foreign Bonds                   4%
Domestic Stocks                25%
Cash                           11%
Mortgage-Based                 30%

                             portfolio allocation++

[PIE CHART]

U.S. Government Securities Fund      19%
Growth & Income Fund                 20%
Short Term High Quality Bond Fund    20%
Income Fund                          19%
Money Market Fund                    10%
High Yield Fund                       5%
Growth Fund (Janus)                   7%


  +  Annual rate of inflation: 2.02%
     Source: Ibbotson
 ++ As of 12/31/99 and may not reflect the current Flexible Income Portfolio allocation.


                               SAM portfolios                                31

INCOME PORTFOLIO

PORTFOLIO MANAGER:
RANDALL YOAKUM
WM ADVISORS, INC.

Steve Scott, Senior Portfolio Manager, WM Advisors, Inc., managed the SAM Portfolios through December 31, 1999. As of January 1, 2000, Randall Yoakum, Senior Portfolio Manager and Chief Investment Officer, now leads the SAM management team. Mr. Yoakum has 16 years experience in investment and financial analysis including over eight years with WM Advisors, Inc. He holds a BBA in Finance/Economics from Pacific Lutheran University, an MBA in Finance/ Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum also serves as chairman of WM Advisors' Investment Committee.

PERFORMANCE REVIEW(4)

Despite rising interest rates throughout the period, the SAM INCOME PORTFOLIO returned 1.88% for the 12-months ended December 31, 1999. The Portfolio has averaged 3.61% per year since its inception (April 23, 1998).

ECONOMIC/MARKET REVIEW

The domestic economy accelerated over the past 12 months with overall output projected to top 4% for the 1999 calendar year. Consumer spending continued, as income increased and unemployment remained very low. Holiday retail sales were strong and will add positively to overall economic results. The Federal Reserve responded with three interest-rate increases during the period and is poised to continue this trend at the first sign of inflation. The inflation fire was stoked by rising commodity prices throughout the year, especially in energy, where the price of oil more than doubled from its lowest point.

Although inflation did increase somewhat, overall price pressures remained very tame during the past year. This is important to the performance of financial assets, as weak inflation is very positive for fixed-income securities.

Fixed-income assets were negatively affected by rising interest rates throughout the past 12 months. Interest rates rose across the board, with the yield on the 30-year Treasury bond increasing 139 basis points (1.39%) and intermediate-term yields increased even more significantly. Shorter-term

GROWTH OF A $10,000 INVESTMENT (2,3)

       Portfolio (without annuity expenses)(4)
       Capital Market Benchmark(1)
       Lehman Brothers Aggregate Bond Index(1)
       Inflation (CPI)(1)

Inception 4/2            10000     10000     10000     10000
Apr                      10000     10000     10000     10000
May                      10063     10090     10095     10018
Jun                      10114     10163     10181     10030
Jul                      10147     10183     10202     10042
Aug                      10213     10233     10368     10054
Sep                      10338     10383     10611     10066
Oct                      10334     10323     10555     10090
Nov                      10394     10404     10615     10090
Dec 98                   10428     10424     10647     10102
Jan                      10489     10493     10722     10127
Feb                      10444     10363     10535     10139
Mar                      10502     10446     10593     10170
Apr                      10541     10538     10627     10244
May                      10525     10497     10533     10244
Jun                      10537     10472     10499     10244
Jul                      10544     10482     10455     10275
Aug                      10563     10460     10450     10300
Sep                      10638     10567     10571     10349
Oct                      10681     10599     10610     10386
Nov                      10708     10620     10609     10392
Dec 99                   10721     10618     10558     10405






TOTAL AVERAGE RETURNS AS OF 12/31/99 (2,3)                                     1 YEAR                  SINCE INCEPTION(8)
                                                                                                         (April 23, 1998)
       Portfolio (without annuity expenses)(4)                                   1.88%                        3.61%
       Portfolio (with annuity expenses)(5),(6)                                  0.47%                        2.18%
       Portfolio (adjusted for the maximum surrender charge)(5),(7)             -4.98%                       -1.35%
       Capital Market Benchmark(1)                                               2.81%                        4.27%

(1) Index total returns were calculated from 4/30/97 to 12/31/99. The Income Portfolio's benchmark is a blended mix of capital market indices that are intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 50% Salomon Brothers 90-day T-Bills Index, 30% Lehman Brothers Mutual Fund Short (1-5) Gov/Corp Index, 10% Lehman Brothers Mortgage Index and 10% Lehman Brothers BAA LT Corporate Bond Index. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole. The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers
     (CPI).

(2) Past investment performance does not guarantee future performance. The returns for the Portfolio assume reinvestment of all dividends/ distributions.

(3) During the period noted, the Advisor waived its management fee and absorbed certain other expenses, and the Custodian allowed credits. In the absence of the waiver, absorption of other expenses or credits, total return would have been lower.

(4) Excludes all annuity expenses (which are itemized in footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect expenses such as mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.

(6)  Excludes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(7)  Includes maximum Surrender Charge of 0%-7% and $35 annual contract fee.

(8)  Annualized.

assets provided the best results because their prices are less sensitive to changes in interest rates. Long-term Treasuries reported negative performance for the period, with mortgage-backed securities generally outperforming Treasury bonds with similar maturities. Higher-yielding corporate bonds performed very well during the year, as performance was bolstered by strong economic conditions in the U.S. Overall, most fixed-income assets saw price declines that offset some of the income earned throughout the period.

INVESTMENT STRATEGY

The INCOME PORTFOLIO is diversified among five funds, representing five major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. Asset classes ranging in risk levels from short-term money market instruments to high-yield bonds are intended to shield the Portfolio from drastic swings in any specific area of the fixed-income markets.

The overall investment strategy for the period was to:

- Maintain a significant position in higher-yielding corporate bonds to generate income and add to overall results.

- Focus core fixed-income holdings on high-quality issues during the second half of 1999.

- Favor concentration in mortgage-backed securities relative to Treasuries during period of rising interest rates.

REVIEW OF PORTFOLIO ALLOCATIONS

The major strategies of the past year were to manage risk levels and generate income by concentrating assets in shorter-term securities and maintaining high-yield debt exposure. We held a position in the HIGH YIELD FUND, which was the best performing fixed-income fund, and contributed to overall performance in addition to income levels generated by the Portfolio. This Fund is less affected by changes in interest rates and benefits from overall economic strength. We reduced the position in the SHORT TERM HIGH QUALITY BOND FUND during the period as our long-term outlook is for lower interest rates. We maintained a core position in the INCOME FUND (29%) as its corporate holdings provided positive results during the period. The net results of the allocations throughout the year were an overall reduction in short-term bonds and an increase in the allocation of mortgage-backed securities. This helped generate additional income and some strategic positioning moving into 2000. Overall, the Portfolio reported positive results as the income generated by the securities in the portfolio offset the falling prices caused by a steep rise in interest rates.

OUTLOOK

The economy continues to strengthen and, although higher oil prices and wage pressures spooked the markets, pervasive inflation has not surfaced. Although consumer spending remains strong, the pace of consumption growth seems to be slowing to a more sustainable level due to a weaker housing sector and the possibility of slower retail sales. The job market is still very tight, with the unemployment rate at a 30-year low and the economy continuing to generate new jobs. Manufacturing has been weaker than previously expected, but very low levels of inventories may need to be restocked, which would add to overall output. In addition, conditions overseas continue to improve, particularly in Europe, which could bolster U.S. export production.

The net result of strong economic growth has been fears of inflation and corresponding increases in interest rates, which have caused increased market volatility. We do not expect recent increases in inflation indicators to translate into accelerating price inflation because companies are still unable to pass on price increases to the consumer. Strong competitive forces make it very difficult to raise prices without sacrificing market share, while enhancements in overall productivity have allowed firms to expand their profitability without raising prices. Because of this, our long-term outlook for interest rates and the bond market is very positive. Although short-term volatility could continue, the economic backdrop of lower interest rates and low inflation provides a positive environment for all fixed-income assets.


                                INCOME portfolio
                          asset class diversification++

[PIE CHART]

Corporate Bonds                31%
Treasuries                      6%
Foreign Stocks                  6%
Cash                           13%
Mortgage-Based                 44%

                             portfolio allocation++

[PIE CHART]

High Yield Fund                      11%
Income Fund                          29%
U.S. Government Securities Fund      35%
Short Term High Quality Bond Fund    14%
Money Market Fund                    11%

++  As of 12/31/99 and may not reflect the current Income Portfolio allocation.


                                 SAM portfolios                              33

STATEMENTS of ASSETS and LIABILITIES
WM VARIABLE TRUST
DECEMBER 31, 1999

                                                         SHORT TERM        U.S.
                                            MONEY           HIGH        GOVERNMENT                      BOND &         GROWTH &
                                           MARKET       QUALITY BOND    SECURITIES       INCOME          STOCK          INCOME
                                            FUND            FUND           FUND           FUND           FUND            FUND
                                         -----------    ------------    -----------    -----------    -----------    ------------
ASSETS:
Investments, at value
  (See portfolios of investments):
  Securities...........................  $31,096,526    $51,110,963     $76,243,514    $52,519,955    $10,180,346    $198,957,353
  Repurchase Agreements................      --             --              --             --             --              --
                                         -----------    -----------     -----------    -----------    -----------    ------------
    Total Investments (a)..............   31,096,526     51,110,963     76,243,514      52,519,955     10,180,346     198,957,353
Cash and/or foreign currency (b).......       10,673      1,611,516      3,299,473       2,083,213      1,570,927       6,906,425
Dividends and/or interest receivable...       41,443        505,280        611,990       1,030,455         52,048         148,388
Receivable for investment securities
  sold.................................      --                 137         --             --              21,569         --
Receivable for Fund shares sold........      --             --              --              30,136        --              202,124
Net unrealized appreciation of forward
  foreign currency contracts (See
  portfolio of
  investments).........................      --             --              --             --             --              --
Unamortized organization costs and/or
  offering costs.......................      --             --              --             --             --              --
Prepaid expenses and other assets......          627            961          1,300           1,176            135           3,180
                                         -----------    -----------     -----------    -----------    -----------    ------------
    Total Assets.......................   31,149,269     53,228,857     80,156,277      55,664,935     11,825,025     206,217,470
                                         -----------    -----------     -----------    -----------    -----------    ------------
LIABILITIES:
Payable for investment securities
  purchased............................      --             --              --             --             --              --
Net unrealized depreciation of forward
  foreign currency contracts (See
  portfolio of
  investments).........................      --             --              --             --             --              --
Payable for Fund shares redeemed.......      --              23,648         61,499          48,729          1,343          42,290
Due to custodian.......................      --             --              --             --             --              --
Investment advisory fee payable........       17,120         22,240         33,167          23,220          6,059         128,475
Administration fee payable.............        4,484          8,006         11,940           8,359          1,745          29,815
Accrued legal and audit fees...........       17,724         19,440         19,600          19,366         16,058          27,589
Accrued printing and postage fees......        3,752          6,238          9,530           6,877          1,312          23,593
Custodian fee payable..................          134            520          1,235             414            525           2,352
Accrued expenses and other payables....        1,463          4,383          4,686           2,170          1,302           2,930
                                         -----------    -----------     -----------    -----------    -----------    ------------
    Total Liabilities..................       44,677         84,475        141,657         109,135         28,344         257,044
                                         -----------    -----------     -----------    -----------    -----------    ------------
NET ASSETS.............................  $31,104,592    $53,144,382     $80,014,620    $55,555,800    $11,796,681    $205,960,426
                                         ===========    ===========     ===========    ===========    ===========    ============
---------------------
(a) Investments, at cost...............  $31,096,526    $51,745,996     $77,171,495    $54,527,217    $10,079,932    $165,159,815
                                         ===========    ===========     ===========    ===========    ===========    ============
(b) Cash and/or foreign currency, at
      cost.............................  $    10,673    $ 1,611,516     $3,299,473     $ 2,083,213    $ 1,570,927    $  6,906,425
                                         ===========    ===========     ===========    ===========    ===========    ============

                       See Notes to Financial Statements.

                                   EMERGING     INTERNATIONAL    STRATEGIC    CONSERVATIVE                   FLEXIBLE
        GROWTH       NORTHWEST      GROWTH         GROWTH         GROWTH         GROWTH        BALANCED       INCOME        INCOME
         FUND          FUND          FUND           FUND         PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO
     ------------   -----------   -----------   -------------   -----------   ------------   ------------   -----------   ----------

     $361,381,241   $18,578,728   $52,834,234    $83,342,429    $34,687,252   $155,603,176   $170,140,721   $25,750,042   $7,253,654
          --            --            --             --             728,000       180,000         560,000       --            --
     ------------   -----------   -----------    -----------    -----------   ------------   ------------   -----------   ----------
      361,381,241    18,578,728    52,834,234     83,342,429     35,415,252   155,783,176     170,700,721    25,750,042    7,253,654
           64,662     1,840,103       843,390      3,559,576            930           201             825        92,430       --
           36,054        14,259         1,749         94,617             71            17              55       --            --
        7,476,102       --            --               6,026        --            --              --            --            --
          805,235        26,322        53,786         33,274         87,081        60,644         --             21,797       --
          942,672       --            --             --             --            --              --            --            --
          --            --            --             --              19,913        19,913          19,913         5,067       --
            4,391           125           827          1,351            286           597             790           207           72
     ------------   -----------   -----------    -----------    -----------   ------------   ------------   -----------   ----------
      370,710,357    20,459,537    53,733,986     87,037,273     35,523,533   155,864,548     170,722,304    25,869,543    7,253,726
     ------------   -----------   -----------    -----------    -----------   ------------   ------------   -----------   ----------
          235,582       --            --               1,288        --            --              --            --            --
          --            --            --             248,866        --            --              --            --            --
          131,613       --             49,262         31,225        --              9,596         121,384       --            --
          --            --            --             --             --            --              --            --            33,524
          256,634         9,001        35,826         61,542          6,483        19,569          24,654         8,310        3,520
           52,466         2,592         7,362         12,133          3,930        18,587          20,314         3,203          908
           33,107        14,454        18,282         25,230          9,862        11,671          12,085         9,587        9,237
           39,417         1,759         5,639          9,458          3,252        14,177          15,726         2,625          768
            5,618         2,123         1,242         12,138        --                154              92            38           10
            3,966           413           749          2,907            260           549             746           218           72
     ------------   -----------   -----------    -----------    -----------   ------------   ------------   -----------   ----------
          758,403        30,342       118,362        404,787         23,787        74,303         195,001        23,981       48,039
     ------------   -----------   -----------    -----------    -----------   ------------   ------------   -----------   ----------
     $369,951,954   $20,429,195   $53,615,624    $86,632,486    $35,499,746   $155,790,245   $170,527,303   $25,845,562   $7,205,687
     ============   ===========   ===========    ===========    ===========   ============   ============   ===========   ==========
     $226,989,419   $15,159,813   $32,773,339    $59,730,573    $28,431,855   $138,448,370   $156,097,758   $25,464,725   $7,430,650
     ============   ===========   ===========    ===========    ===========   ============   ============   ===========   ==========
     $     64,662   $ 1,840,103   $   843,390    $ 3,558,909    $       930   $       201    $        825   $    92,430   $   --
     ============   ===========   ===========    ===========    ===========   ============   ============   ===========   ==========

                       See Notes to Financial Statements.

WM VARIABLE TRUST
DECEMBER 31, 1999

                                                         SHORT TERM        U.S.
                                            MONEY           HIGH        GOVERNMENT                      BOND &         GROWTH &
                                           MARKET       QUALITY BOND    SECURITIES       INCOME          STOCK          INCOME
                                            FUND            FUND           FUND           FUND           FUND            FUND
                                         -----------    ------------    -----------    -----------    -----------    ------------
NET ASSETS CONSIST OF:
Undistributed net investment
  income/(accumulated net investment
  loss)................................  $    23,539    $   100,806     $  356,666     $    93,606    $   229,543    $    519,248
Accumulated net realized gain/(loss)
  from security transactions, futures
  contracts, forward foreign currency
  contracts and foreign currency
  transactions.........................         (892)      (659,755)    (1,463,983)     (2,487,584)       (25,353)     10,864,580
Net unrealized
  appreciation/(depreciation) of
  securities, futures contracts,
  forward foreign currency contracts,
  foreign currency, and other assets
  and liabilities......................      --            (635,033)      (927,981)     (2,007,262)       100,414      33,797,538
Paid-in capital........................   31,081,945     54,338,364     82,049,918      59,957,040     11,492,077     160,779,060
                                         -----------    -----------     -----------    -----------    -----------    ------------
    Total Net Assets...................  $31,104,592    $53,144,382     $80,014,620    $55,555,800    $11,796,681    $205,960,426
                                         ===========    ===========     ===========    ===========    ===========    ============
NET ASSET VALUE, offering price and
  redemption price per share of
  beneficial interest outstanding......  $      1.00    $      2.39     $     9.62     $      9.35    $     10.50    $      18.58
                                         ===========    ===========     ===========    ===========    ===========    ============
Number of Fund/Portfolio shares
  outstanding..........................   31,098,221     22,224,048      8,317,716       5,944,229      1,123,238      11,086,634
                                         ===========    ===========     ===========    ===========    ===========    ============

                       See Notes to Financial Statements.

                                  EMERGING     INTERNATIONAL    STRATEGIC    CONSERVATIVE                   FLEXIBLE
       GROWTH       NORTHWEST      GROWTH         GROWTH         GROWTH         GROWTH        BALANCED       INCOME        INCOME
        FUND          FUND          FUND           FUND         PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO
    ------------   -----------   -----------   -------------   -----------   ------------   ------------   -----------   ----------
    $   (711,304)  $    1,058    $   --         $ 1,825,513    $   413,286   $   955,549    $    581,220   $    67,323   $   --
      88,443,950      190,573      5,482,977        622,400        498,305     2,040,807       1,123,829       139,089       (8,144)
     135,335,161    3,418,915     20,060,895     23,359,160      6,983,397    17,334,806      14,602,963       285,317     (176,996)
     146,884,147   16,818,649     28,071,752     60,825,413     27,604,758   135,459,083     154,219,291    25,353,833    7,390,827
    ------------   -----------   -----------    -----------    -----------   ------------   ------------   -----------   ----------
    $369,951,954   $20,429,195   $53,615,624    $86,632,486    $35,499,746   $155,790,245   $170,527,303   $25,845,562   $7,205,687
    ============   ===========   ===========    ===========    ===========   ============   ============   ===========   ==========
    $      38.54   $    15.14    $     19.13    $     17.63    $     19.59   $     17.10    $      14.92   $     11.86   $     9.90
    ============   ===========   ===========    ===========    ===========   ============   ============   ===========   ==========
       9,599,941    1,348,927      2,803,077      4,914,728      1,811,811     9,108,555      11,428,434     2,179,426      727,635
    ============   ===========   ===========    ===========    ===========   ============   ============   ===========   ==========

                       See Notes to Financial Statements.

STATEMENTS of OPERATIONS
WM VARIABLE TRUST
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                             SHORT TERM        U.S.
                                                MONEY           HIGH        GOVERNMENT                     BOND &      GROWTH &
                                                MARKET      QUALITY BOND    SECURITIES       INCOME        STOCK        INCOME
                                                 FUND           FUND           FUND           FUND          FUND         FUND
                                              ----------    ------------    -----------    -----------    --------    -----------
INVESTMENT INCOME:
Dividends...................................  $   --         $  --          $   --         $   --         $ 60,444    $ 1,884,663
Foreign withholding tax on dividend
  income....................................      --            --              --             --            --           --
Interest....................................   1,462,938      2,635,951      4,321,079       4,088,349     254,116        281,103
                                              ----------     ----------     -----------    -----------    --------    -----------
    Total investment income.................   1,462,938      2,635,951      4,321,079       4,088,349     314,560      2,165,766
                                              ----------     ----------     -----------    -----------    --------    -----------
EXPENSES:
Investment advisory fee.....................     134,499        217,194        341,645         302,783      44,743      1,224,123
Administration fee..........................      50,834         78,190        113,608          95,755      12,886        281,789
Trustees' fees and expenses.................      (2,174)         3,281          2,555           3,750         553         10,443
Legal and audit fees........................      22,052         24,877         27,177          25,883      16,040         47,826
Custodian fees..............................       2,738          6,323         10,896           4,066       4,670         15,457
Registration and filing fees................        (103)           263            341             189          70          1,082
Amortization of organization costs..........      --            --              --             --            --           --
Printing fees...............................       8,306         14,142         19,414          16,305       2,323         51,642
Other.......................................       3,979          7,434          6,882           3,555       3,752          7,806
Fees waived and/or expenses reimbursed by
  investment advisor........................     (18,577)       --              --             --            --           --
                                              ----------     ----------     -----------    -----------    --------    -----------
    Subtotal................................     201,554        351,704        522,518         452,286      85,037      1,640,168
Credits allowed by the custodian............      (1,859)        (2,120)        (1,200)         (1,013)     (1,091)        (2,967)
                                              ----------     ----------     -----------    -----------    --------    -----------
    Net expenses............................     199,695        349,584        521,318         451,273      83,946      1,637,201
                                              ----------     ----------     -----------    -----------    --------    -----------
NET INVESTMENT INCOME/(LOSS)................   1,263,243      2,286,367      3,799,761       3,637,076     230,614        528,565
                                              ----------     ----------     -----------    -----------    --------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Realized gain/(loss) from:
  Security transactions.....................        (467)      (140,607)        23,015        (300,208)    (25,419)    10,887,284
  Forward foreign currency contracts and
    foreign currency transactions...........      --            --              --             --            --           --
  Futures contracts.........................      --            --              --             --            --           --
  Capital gain distributions received.......      --            --              --             --            --           --
                                              ----------     ----------     -----------    -----------    --------    -----------
    Subtotal................................        (467)      (140,607)        23,015        (300,208)    (25,419)    10,887,284
                                              ----------     ----------     -----------    -----------    --------    -----------
Change in unrealized
  appreciation/(depreciation) of:
  Securities................................      --           (858,305)    (3,397,768)     (4,338,814)     35,866     14,845,356
  Forward foreign currency contracts........      --            --              --             --            --           --
  Foreign currency, futures contracts and
    other assets and liabilities............      --            --              --             --            --           --
                                              ----------     ----------     -----------    -----------    --------    -----------
    Subtotal................................      --           (858,305)    (3,397,768)     (4,338,814)     35,866     14,845,356
                                              ----------     ----------     -----------    -----------    --------    -----------
Net realized and unrealized gain/(loss) on
  investments...............................        (467)      (998,912)    (3,374,753)     (4,639,022)     10,447     25,732,640
                                              ----------     ----------     -----------    -----------    --------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................  $1,262,776     $1,287,455     $  425,008     $(1,001,946)   $241,061    $26,261,205
                                              ==========     ==========     ===========    ===========    ========    ===========

                       See Notes to Financial Statements.

                                 EMERGING     INTERNATIONAL   STRATEGIC    CONSERVATIVE                  FLEXIBLE
       GROWTH      NORTHWEST      GROWTH         GROWTH         GROWTH        GROWTH       BALANCED       INCOME      INCOME
        FUND          FUND         FUND           FUND        PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
    ------------   ----------   -----------   -------------   ----------   ------------   -----------   ----------   ---------
    $    494,816   $  54,207    $   103,250    $ 1,354,200    $   95,162   $   457,373    $ 1,448,987   $  576,392   $ 265,020
            (189)     --            --            (107,205)       --           --             --            --          --
         355,687      30,871         62,632        157,500         4,179        11,942         15,690        3,132         278
    ------------   ----------   -----------    -----------    ----------   -----------    -----------   ----------   ---------
         850,314      85,078        165,882      1,404,495        99,341       469,315      1,464,677      579,524     265,298
    ------------   ----------   -----------    -----------    ----------   -----------    -----------   ----------   ---------
       2,049,006      42,575        330,726        578,444        14,323        39,271         48,073       10,665       3,575
         417,653      12,262         67,389        111,906        21,485        58,907         72,109       15,998       5,362
          14,529         423           (742)         2,723           979         1,933          2,513          539         250
          61,271      14,333         23,834         46,412        10,284        13,080         13,973        9,431       8,866
          39,139      12,864          8,819         75,573         1,083         2,103          1,870        1,160       1,337
           2,261          52            162          1,314           105           207            292           78          27
         --           --            --             --              8,240         8,240          8,240        1,900      --
          80,181       2,584         13,208         37,641         4,973        17,582         20,159        3,611       1,166
           8,187       2,140          3,347         13,276           254           395            422          142         334
         --           --            --             --            (10,815)       (4,733)       --            (5,629)     (7,338)
    ------------   ----------   -----------    -----------    ----------   -----------    -----------   ----------   ---------
       2,672,227      87,233        446,743        867,289        50,911       136,985        167,651       37,895      13,579
          (5,039)       (675)          (439)        (1,730)       (1,083)       (1,490)        (1,373)        (927)     (1,092)
    ------------   ----------   -----------    -----------    ----------   -----------    -----------   ----------   ---------
       2,667,188      86,558        446,304        865,559        49,828       135,495        166,278       36,968      12,487
    ------------   ----------   -----------    -----------    ----------   -----------    -----------   ----------   ---------
      (1,816,874)     (1,480)      (280,422)       538,936        49,513       333,820      1,298,399      542,556     252,811
    ------------   ----------   -----------    -----------    ----------   -----------    -----------   ----------   ---------
      88,668,088     201,317      6,328,907      8,175,265       (27,187)    1,169,719        260,950       20,610      (7,082)
       1,108,451      --            --          (1,160,880)       --           --             --            --          --
         --           --           (122,293)       --             --           --             --            --          --
         --           --            --             --            920,547     1,548,689      1,453,326      190,885      --
    ------------   ----------   -----------    -----------    ----------   -----------    -----------   ----------   ---------
      89,776,539     201,317      6,206,614      7,014,385       893,360     2,718,408      1,714,276      211,495      (7,082)
    ------------   ----------   -----------    -----------    ----------   -----------    -----------   ----------   ---------
      84,147,080   3,166,715     15,454,135     20,153,665     6,520,438    16,857,424     14,157,295      263,704    (168,546)
         930,791      --            --             837,085        --           --             --            --          --
             681      --           (157,981)        (8,901)       --           --             --            --          --
    ------------   ----------   -----------    -----------    ----------   -----------    -----------   ----------   ---------
      85,078,552   3,166,715     15,296,154     20,981,849     6,520,438    16,857,424     14,157,295      263,704    (168,546)
    ------------   ----------   -----------    -----------    ----------   -----------    -----------   ----------   ---------
     174,855,091   3,368,032     21,502,768     27,996,234     7,413,798    19,575,832     15,871,571      475,199    (175,628)
    ------------   ----------   -----------    -----------    ----------   -----------    -----------   ----------   ---------
    $173,038,217   $3,366,552   $21,222,346    $28,535,170    $7,463,311   $19,909,652    $17,169,970   $1,017,755   $  77,183
    ============   ==========   ===========    ===========    ==========   ===========    ===========   ==========   =========

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets
WM VARIABLE TRUST
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                         SHORT TERM        U.S.
                                            MONEY           HIGH        GOVERNMENT                      BOND &         GROWTH &
                                           MARKET       QUALITY BOND    SECURITIES       INCOME          STOCK          INCOME
                                            FUND            FUND           FUND           FUND           FUND            FUND
                                         -----------    ------------    -----------    -----------    -----------    ------------
Net investment income/(loss)...........  $ 1,263,243    $ 2,286,367     $3,799,761     $ 3,637,076    $   230,614    $    528,565
Net realized gain/(loss) from security
  transactions, forward foreign
  currency contracts, foreign currency
  transactions and futures contracts
  during the year......................         (467)      (140,607)        23,015        (300,208)       (25,419)     10,887,284
Capital gain distributions received....      --             --              --             --             --              --
Net unrealized
  appreciation/(depreciation) of
  securities, forward foreign currency
  contracts, foreign currency, futures
  contracts and other assets and
  liabilities during the year..........      --            (858,305)    (3,397,768)     (4,338,814)        35,866      14,845,356
                                         -----------    -----------     -----------    -----------    -----------    ------------
Net increase/(decrease) in net assets
  resulting from operations............    1,262,776      1,287,455        425,008      (1,001,946)       241,061      26,261,205
Distributions to shareholders from:
  Net investment income................   (1,263,243)    (2,187,980)    (3,755,167)     (3,615,253)       (18,789)       (305,700)
  Net realized gains on investments....      --             --              --             --             --          (11,096,092)
  Distributions in excess of net
    realized gains on investments......      --             --              --             --             --              --
Net increase/(decrease) in net assets
  from Fund share transactions.........     (756,992)    16,645,610     41,430,385      10,519,241      8,988,459      65,806,451
                                         -----------    -----------     -----------    -----------    -----------    ------------
Net increase/(decrease) in net
  assets...............................     (757,459)    15,745,085     38,100,226       5,902,042      9,210,731      80,665,864
NET ASSETS:
Beginning of year......................   31,862,051     37,399,297     41,914,394      49,653,758      2,585,950     125,294,562
                                         -----------    -----------     -----------    -----------    -----------    ------------
End of year............................  $31,104,592    $53,144,382     $80,014,620    $55,555,800    $11,796,681    $205,960,426
                                         ===========    ===========     ===========    ===========    ===========    ============
Undistributed net investment
  income/(accumulated net investment
  loss) at end of year.................  $    23,539    $   100,806     $  356,666     $    93,606    $   229,543    $    519,248
                                         ===========    ===========     ===========    ===========    ===========    ============

                       See Notes to Financial Statements.

                                  EMERGING     INTERNATIONAL    STRATEGIC    CONSERVATIVE                   FLEXIBLE
       GROWTH       NORTHWEST      GROWTH         GROWTH         GROWTH         GROWTH        BALANCED       INCOME        INCOME
        FUND          FUND          FUND           FUND         PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO
    ------------   -----------   -----------   -------------   -----------   ------------   ------------   -----------   ----------
    $ (1,816,874)  $   (1,480)   $  (280,422)   $   538,936    $    49,513   $    333,820   $  1,298,399   $   542,556   $  252,811
      89,776,539      201,317      6,206,614      7,014,385        (27,187)     1,169,719        260,950        20,610       (7,082)
         --            --            --             --             920,547      1,548,689      1,453,326       190,885       --
      85,078,552    3,166,715     15,296,154     20,981,849      6,520,438     16,857,424     14,157,295       263,704     (168,546)
    ------------   -----------   -----------    -----------    -----------   ------------   ------------   -----------   ----------
     173,038,217    3,366,552     21,222,346     28,535,170      7,463,311     19,909,652     17,169,970     1,017,755       77,183
         --              (259)       --             (42,338)      (124,989)      (284,451)    (1,625,500)     (559,028)    (271,227)
     (27,262,135)     (70,780)    (7,665,390)       --             (84,670)      (288,121)      (245,866)       (8,409)      (1,867)
         --            --            --             --             --             --             --            --              (178)
      61,208,584   14,820,322     (4,321,174)    (2,220,413)    23,296,301    126,380,641    144,067,136    24,287,883    6,572,632
    ------------   -----------   -----------    -----------    -----------   ------------   ------------   -----------   ----------
     206,984,666   18,115,835      9,235,782     26,272,419     30,549,953    145,717,721    159,365,740    24,738,201    6,376,543
     162,967,288    2,313,360     44,379,842     60,360,067      4,949,793     10,072,524     11,161,563     1,107,361      829,144
    ------------   -----------   -----------    -----------    -----------   ------------   ------------   -----------   ----------
    $369,951,954   $20,429,195   $53,615,624    $86,632,486    $35,499,746   $155,790,245   $170,527,303   $25,845,562   $7,205,687
    ============   ===========   ===========    ===========    ===========   ============   ============   ===========   ==========
        (711,304)
    $              $    1,058    $   --         $ 1,825,513    $   413,286   $    955,549   $    581,220   $    67,323   $   --
    ============   ===========   ===========    ===========    ===========   ============   ============   ===========   ==========

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets
WM VARIABLE TRUST
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                         SHORT TERM         U.S.
                                            MONEY           HIGH         GOVERNMENT                      BOND &        GROWTH &
                                           MARKET       QUALITY BOND     SECURITIES       INCOME         STOCK          INCOME
                                            FUND            FUND            FUND           FUND          FUND*           FUND
                                         -----------    ------------    ------------    -----------    ----------    ------------
Net investment income/(loss)...........  $ 1,713,074    $ 1,544,654     $ 3,160,211     $ 3,353,740    $   21,852    $    402,061
Net realized gain/(loss) from security
  transactions, forward foreign
  currency contracts, foreign currency
  transactions and futures contracts
  during the year......................         (425)      (147,154)        932,251         102,179          (293)     11,137,860
Capital gain distributions received....      --             --              --              --             --             --
Net unrealized
  appreciation/(depreciation) of
  securities, forward foreign currency
  contracts, foreign currency, futures
  contracts and other assets and
  liabilities during the year..........      --              68,395        (315,062)        161,113        64,548       7,851,129
                                         -----------    -----------     ------------    -----------    ----------    ------------
Net increase in net assets resulting
  from operations......................    1,712,649      1,465,895       3,777,400       3,617,032        86,107      19,391,050
Distributions to shareholders from:
  Net investment income................   (1,713,074)    (1,455,360)     (3,143,989)     (3,316,492)       (3,775)       (542,109)
  Net realized gains on investments....      --             --              --              --             --         (17,377,595)
Net increase/(decrease) in net assets
  from Fund share transactions.........   (1,001,938)    25,444,375     (20,375,426)     (2,317,248)    2,503,618      22,028,748
                                         -----------    -----------     ------------    -----------    ----------    ------------
Net increase/(decrease) in net
  assets...............................   (1,002,363)    25,454,910     (19,742,015)     (2,016,708)    2,585,950      23,500,094
NET ASSETS:
Beginning of year......................   32,864,414     11,944,387      61,656,409      51,670,466        --         101,794,468
                                         -----------    -----------     ------------    -----------    ----------    ------------
End of year............................  $31,862,051    $37,399,297     $41,914,394     $49,653,758    $2,585,950    $125,294,562
                                         ===========    ===========     ============    ===========    ==========    ============
Undistributed net investment income at
  end
  of year..............................  $    23,539    $    10,700     $    69,065     $    79,458    $   18,077    $    300,109
                                         ===========    ===========     ============    ===========    ==========    ============
---------------------
 * The Bond & Stock Fund and Northwest Fund commenced operations on April 28, 1998.
** The Income Portfolio commenced operations on October 22, 1997, ceased operations on November 6, 1997, and re-commenced operations on April 23, 1998.

                       See Notes to Financial Statements.

                                  EMERGING     INTERNATIONAL   STRATEGIC    CONSERVATIVE                  FLEXIBLE
        GROWTH      NORTHWEST      GROWTH         GROWTH         GROWTH        GROWTH       BALANCED       INCOME       INCOME
         FUND         FUND*         FUND           FUND        PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO**
        ------      ----------   -----------   -------------   ----------   ------------   -----------   ----------   -----------
     $   (729,217)  $      259   $  (198,569)   $   349,662    $   32,594   $    87,559    $   156,465   $   16,132    $ 17,771
       27,795,718       62,574     7,278,781        588,160       (72,470)      (22,529)        47,203          909         994
          --            --           --             --            211,599       470,107        365,771        7,505         645
       36,784,952      252,200    (4,123,547)       537,415       471,041       487,822        452,159       21,612      (8,450)
     ------------   ----------   -----------    -----------    ----------   -----------    -----------   ----------    --------
       63,851,453      315,033     2,956,665      1,475,237       642,764     1,022,959      1,021,598       46,158      10,960
         (474,575)      --           --          (3,299,318)       (5,989)      (11,420)       (31,215)        (486)     --
      (11,696,897)      --        (6,023,693)    (2,923,585)       (1,797)       (5,023)       --               (25)        (32)
      (10,478,327)   1,998,327     2,085,243     15,471,751     3,723,432     7,692,346      7,817,201      961,361     818,216
     ------------   ----------   -----------    -----------    ----------   -----------    -----------   ----------    --------
       41,201,654    2,313,360      (981,785)    10,724,085     4,358,410     8,698,862      8,807,584    1,007,008     829,144
      121,765,634       --        45,361,627     49,635,982       591,383     1,373,662      2,353,979      100,353      --
     ------------   ----------   -----------    -----------    ----------   -----------    -----------   ----------    --------
     $162,967,288   $2,313,360   $44,379,842    $60,360,067    $4,949,793   $10,072,524    $11,161,563   $1,107,361    $829,144
     ============   ==========   ===========    ===========    ==========   ===========    ===========   ==========    ========
     $    --        $      259   $   --         $   743,574    $  124,368   $   283,463    $   336,666   $   17,302    $ 18,416
     ============   ==========   ===========    ===========    ==========   ===========    ===========   ==========    ========

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY
WM VARIABLE TRUST

                                                                                                   SHORT TERM HIGH QUALITY
                                                      MONEY MARKET FUND                                   BOND FUND
                                             ------------------------------------            ------------------------------------
                                              YEAR ENDED              YEAR ENDED              YEAR ENDED              YEAR ENDED
                                               12/31/99                12/31/98                12/31/99                12/31/98
                                             ------------            ------------            ------------            ------------
AMOUNT
  Sold...................................    $ 30,478,529            $ 17,046,612            $ 36,013,392            $ 12,846,638
  Issued in exchange for shares of the
    Sierra
    Short Term Global Government Fund*...         --                      --                      --                   16,658,370
  Issued as reinvestment of dividends....       1,257,887               1,713,073               2,187,980               1,455,360
  Redeemed...............................     (32,493,408)            (19,761,623)            (21,555,762)             (5,515,993)
                                             ------------            ------------            ------------            ------------
  Net increase/(decrease)................    $   (756,992)           $ (1,001,938)           $ 16,645,610            $ 25,444,375
                                             ============            ============            ============            ============
SHARES
  Sold...................................      30,478,529              17,046,612              14,893,459               5,220,572
  Issued in exchange for shares of the
    Sierra
    Short Term Global Government Fund*...         --                      --                      --                    6,827,201
  Issued as reinvestment of dividends....       1,257,887               1,713,073                 911,275                 597,208
  Redeemed...............................     (32,493,408)            (19,761,623)             (8,895,716)             (2,248,595)
                                             ------------            ------------            ------------            ------------
  Net increase/(decrease)................        (756,992)             (1,001,938)              6,909,018              10,396,386
                                             ============            ============            ============            ============

                                                     GROWTH & INCOME FUND                                GROWTH FUND
                                             ------------------------------------            ------------------------------------
                                              YEAR ENDED              YEAR ENDED              YEAR ENDED              YEAR ENDED
                                               12/31/99                12/31/98                12/31/99                12/31/98
                                             ------------            ------------            ------------            ------------
AMOUNT
  Sold...................................    $123,760,622            $ 18,158,872            $120,364,521            $  7,279,293
  Issued as reinvestment of dividends....      11,401,792              17,919,702              27,262,135              12,171,471
  Redeemed...............................     (69,355,963)            (14,049,826)            (86,418,072)            (29,929,091)
                                             ------------            ------------            ------------            ------------
  Net increase/(decrease)................    $ 65,806,451            $ 22,028,748            $ 61,208,584            $(10,478,327)
                                             ============            ============            ============            ============
SHARES
  Sold...................................       6,867,884               1,106,063               4,039,838                 401,445
  Issued as reinvestment of dividends....         650,787               1,122,085               1,111,833                 661,853
  Redeemed...............................      (3,815,714)               (859,170)             (2,841,490)             (1,677,237)
                                             ------------            ------------            ------------            ------------
  Net increase/(decrease)................       3,702,957               1,368,978               2,310,181                (613,939)
                                             ============            ============            ============            ============

                                                  STRATEGIC GROWTH PORTFOLIO                    CONSERVATIVE GROWTH PORTFOLIO
                                             ------------------------------------            ------------------------------------
                                              YEAR ENDED              YEAR ENDED              YEAR ENDED              YEAR ENDED
                                               12/31/99                12/31/98                12/31/99                12/31/98
                                             ------------            ------------            ------------            ------------
AMOUNT
  Sold...................................    $ 23,328,566            $  4,002,534            $129,402,449            $  8,084,221
  Issued as reinvestment of dividends....         209,658                   5,990                 572,571                  16,445
  Redeemed...............................        (241,923)               (285,092)             (3,594,379)               (408,320)
                                             ------------            ------------            ------------            ------------
  Net increase...........................    $ 23,296,301            $  3,723,432            $126,380,641            $  7,692,346
                                             ============            ============            ============            ============
SHARES
  Sold...................................       1,447,111                 335,227               8,487,813                 707,885
  Issued as reinvestment of dividends....          13,329                     629                  40,294                   1,391
  Redeemed...............................         (16,413)                (23,364)               (222,707)                (37,067)
                                             ------------            ------------            ------------            ------------
  Net increase...........................       1,444,027                 312,492               8,305,400                 672,209
                                             ============            ============            ============            ============

---------------------
 * On January 30, 1998 shares were issued in exchange for Sierra Variable Trust Short Term Global Government Fund.
 + The Bond & Stock Fund and Northwest Fund commenced operations on April 28,
   1998.
++ The Income Portfolio commenced operations on October 22, 1997, ceased operations on November 6, 1997, and re-commenced operations on April 23, 1998.

                        See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY
WM VARIABLE TRUST

      U.S. GOVERNMENT SECURITIES FUND                           INCOME FUND
    ------------------------------------            -----------------------------------
     YEAR ENDED              YEAR ENDED              YEAR ENDED             YEAR ENDED
      12/31/99                12/31/98                12/31/99               12/31/98
    ------------            ------------            ------------            -----------
    $ 67,362,181            $ 3,418,780             $ 24,462,002            $2,636,378
         --                     --                       --                     --
       3,755,166              3,143,989                3,615,253             3,316,492
     (29,686,962)           (26,938,195)             (17,558,014)           (8,270,118)
    ------------            ------------            ------------            -----------
    $ 41,430,385            $(20,375,426)           $ 10,519,241            $(2,317,248)
    ============            ============            ============            ===========
       6,804,802                335,691                2,533,035               256,287
         --                     --                       --                     --
         385,283                311,772                  377,063               324,373
      (3,019,225)            (2,644,591)              (1,814,490)             (802,650)
    ------------            ------------            ------------            -----------
       4,170,860             (1,997,128)               1,095,608              (221,990)
    ============            ============            ============            ===========

              BOND & STOCK FUND
     ------------------------------------
      YEAR ENDED             PERIOD ENDED
       12/31/99               12/31/98+
     ------------            ------------
     $ 10,566,110            $ 2,506,015
          --                     --
           18,789                  3,775
       (1,596,440)                (6,172)
     ------------            -----------
     $  8,988,459            $ 2,503,618
     ============            ===========
        1,020,144                252,138
          --                     --
            1,791                    386
         (150,602)                  (619)
     ------------            -----------
          871,333                251,905
     ============            ===========

               NORTHWEST FUND                              EMERGING GROWTH FUND
    ------------------------------------            -----------------------------------
     YEAR ENDED             PERIOD ENDED             YEAR ENDED             YEAR ENDED
      12/31/99               12/31/98+                12/31/99               12/31/98
    ------------            ------------            ------------            -----------
    $ 15,542,865            $ 2,102,818             $  3,656,523            $5,833,895
          71,039                --                     7,665,390             6,023,693
        (793,582)              (104,491)             (15,643,087)           (9,772,345)
    ------------            ------------            ------------            -----------
    $ 14,820,322            $ 1,998,327             $ (4,321,174)           $2,085,243
    ============            ============            ============            ===========
       1,195,360                222,987                  259,465               431,126
           5,837                --                       676,557               436,500
         (63,683)               (11,574)              (1,174,376)             (728,816)
    ------------            ------------            ------------            -----------
       1,137,514                211,413                 (238,354)              138,810
    ============            ============            ============            ===========

          INTERNATIONAL GROWTH FUND
     ------------------------------------
      YEAR ENDED              YEAR ENDED
       12/31/99                12/31/98
     ------------            ------------
     $ 38,311,889            $18,869,153
           42,338              6,222,873
      (40,574,640)            (9,620,275)
     ------------            -----------
     $ (2,220,413)           $15,471,751
     ============            ===========
        2,654,883              1,438,878
            3,350                507,578
       (2,941,642)              (797,427)
     ------------            -----------
         (283,409)             1,149,029
     ============            ===========

             BALANCED PORTFOLIO                          FLEXIBLE INCOME PORTFOLIO
    ------------------------------------            -----------------------------------
     YEAR ENDED              YEAR ENDED              YEAR ENDED             YEAR ENDED
      12/31/99                12/31/98                12/31/99               12/31/98
    ------------            ------------            ------------            -----------
    $143,889,800            $ 8,054,479             $ 24,304,488            $1,105,636
       1,871,365                 31,215                  567,437                   510
      (1,694,029)              (268,493)                (584,042)             (144,785)
    ------------            ------------            ------------            -----------
    $144,067,136            $ 7,817,201             $ 24,287,883            $  961,361
    ============            ============            ============            ===========
      10,496,408                710,926                2,083,483               100,651
         137,471                  2,693                   48,630                    47
        (120,120)               (23,796)                 (49,956)              (13,236)
    ------------            ------------            ------------            -----------
      10,513,759                689,823                2,082,157                87,462
    ============            ============            ============            ===========

               INCOME PORTFOLIO
     ------------------------------------
      YEAR ENDED             PERIOD ENDED
       12/31/99               12/31/98++
     ------------            ------------
     $  6,855,590            $   934,501
          273,272                     32
         (556,230)              (116,317)
     ------------            -----------
     $  6,572,632            $   818,216
     ============            ===========
          675,445                 90,295
           27,313                      3
          (54,730)               (10,691)
     ------------            -----------
          648,028                 79,607
     ============            ===========

                       See Notes to Financial Statements.

FINANCIAL highlights
MONEY MARKET FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                YEAR          YEAR          YEAR          YEAR          YEAR
                                                               ENDED         ENDED         ENDED         ENDED         ENDED
                                                              12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of year..........................  $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                              -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................    0.045         0.049         0.049         0.049         0.053
Net realized gain/(loss) on investments.....................   (0.000)#      (0.000)#       0.000#        0.000#       (0.000)#
                                                              -------       -------       -------       -------       -------
Total from investment operations............................    0.045         0.049         0.049         0.049         0.053
                                                              -------       -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................   (0.045)       (0.049)       (0.049)       (0.049)       (0.053)
Distributions from net realized capital gains...............    --            --            --           (0.000)#       --
                                                              -------       -------       -------       -------       -------
Total distributions.........................................   (0.045)       (0.049)       (0.049)       (0.049)       (0.053)
                                                              -------       -------       -------       -------       -------
Net asset value, end of year................................  $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                                              =======       =======       =======       =======       =======
TOTAL RETURN+...............................................     4.56%         5.01%         4.99%         4.97%         5.46%
                                                              =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $31,105       $31,862       $32,864       $23,266       $20,373
Ratio of operating expenses to average net assets (a).......     0.71%         0.65%         0.75%         0.58%         0.50%
Ratio of net investment income to average net assets........     4.47%         4.90%         4.88%         4.86%         5.30%
Ratio of operating expenses to average net assets without
  fee waivers, expenses reimbursed and/or fees reduced by
  credits allowed by the custodian..........................     0.78%         0.81%         0.85%         0.88%         1.01%

---------------------
  + The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 # Amount represents less than $0.001 per share.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly.

                       See Notes to Financial Statements.

FINANCIAL highlights
SHORT TERM HIGH QUALITY BOND FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                YEAR          YEAR          YEAR          YEAR          YEAR
                                                               ENDED         ENDED         ENDED         ENDED         ENDED
                                                              12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of year..........................  $  2.44       $  2.43       $  2.43       $  2.49       $  2.39
                                                              -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.12          0.12          0.14          0.15          0.12
Net realized and unrealized gain/(loss) on investments......    (0.05)         0.01          0.00#        (0.06)         0.10
                                                              -------       -------       -------       -------       -------
Total from investment operations............................     0.07          0.13          0.14          0.09          0.22
                                                              -------       -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.12)        (0.12)        (0.14)        (0.15)        (0.12)
                                                              -------       -------       -------       -------       -------
Total distributions.........................................    (0.12)        (0.12)        (0.14)        (0.15)        (0.12)
                                                              -------       -------       -------       -------       -------
Net asset value, end of year................................  $  2.39       $  2.44       $  2.43       $  2.43       $  2.49
                                                              =======       =======       =======       =======       =======
TOTAL RETURN+...............................................     2.89%         5.28%         5.90%         3.74%         9.30%
                                                              =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $53,144       $37,399       $11,944       $12,402       $12,365
Ratio of operating expenses to average net assets (a).......     0.80%         0.85%         1.00%         0.98%         0.85%
Ratio of net investment income to average net assets........     5.26%         5.45%         6.04%         6.08%         6.14%
Portfolio turnover rate.....................................       42%           27%           43%          125%          188%
Ratio of operating expenses to average net assets without
  fee waivers and/or fees reduced by credits allowed by the
  custodian.................................................     0.81%         0.89%         1.03%         1.06%         1.01%

---------------------
  + The total return would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 # Amount represents less than $0.01 per share.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly.

                       See Notes to Financial Statements.

FINANCIAL highlights
U.S. GOVERNMENT SECURITIES FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                YEAR          YEAR          YEAR          YEAR          YEAR
                                                               ENDED         ENDED         ENDED         ENDED         ENDED
                                                              12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of year..........................  $ 10.11       $ 10.04       $  9.77       $ 10.00       $  9.13
                                                              -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.54          0.63          0.63          0.58          0.64
Net realized and unrealized gain/(loss) on investments......    (0.49)         0.06          0.26         (0.23)         0.87#
                                                              -------       -------       -------       -------       -------
Total from investment operations............................     0.05          0.69          0.89          0.35          1.51
                                                              -------       -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.54)        (0.62)        (0.62)        (0.58)        (0.64)
                                                              -------       -------       -------       -------       -------
Total distributions.........................................    (0.54)        (0.62)        (0.62)        (0.58)        (0.64)
                                                              -------       -------       -------       -------       -------
Net asset value, end of year................................  $  9.62       $ 10.11       $ 10.04       $  9.77       $ 10.00
                                                              =======       =======       =======       =======       =======
TOTAL RETURN+...............................................     0.51%         7.03%         9.42%         3.69%        16.89%
                                                              =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $80,015       $41,914       $61,656       $66,563       $52,303
Ratio of operating expenses to average net assets (a).......     0.83%         0.89%         0.90%         0.94%         1.00%
Ratio of net investment income to average net assets........     6.02%         5.85%         6.28%         6.18%         6.68%
Portfolio turnover rate.....................................       15%           22%          194%          282%          273%
Ratio of operating expenses to average net assets without
  fee waivers, expenses reimbursed and/or fees reduced by
  credits allowed by the custodian..........................     0.83%         1.03%         0.91%         0.94%         1.03%
Ratio of operating expenses to average net assets including
  interest expense..........................................    --             1.02%         1.54%         1.08%         1.76%

---------------------

  + The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly.

                       See Notes to Financial Statements.

FINANCIAL highlights
INCOME FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                YEAR          YEAR          YEAR          YEAR          YEAR
                                                               ENDED         ENDED         ENDED         ENDED         ENDED
                                                              12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of year..........................  $ 10.24       $ 10.19       $  9.82       $ 10.48       $  9.06
                                                              -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.67          0.70          0.70          0.68          0.70
Net realized and unrealized gain/(loss) on investments......    (0.89)         0.04          0.37         (0.66)         1.50
                                                              -------       -------       -------       -------       -------
Total from investment operations............................    (0.22)         0.74          1.07          0.02          2.20
                                                              -------       -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.67)        (0.69)        (0.70)        (0.68)        (0.78)
                                                              -------       -------       -------       -------       -------
Total distributions.........................................    (0.67)        (0.69)        (0.70)        (0.68)        (0.78)
                                                              -------       -------       -------       -------       -------
Net asset value, end of year................................  $  9.35       $ 10.24       $ 10.19       $  9.82       $ 10.48
                                                              =======       =======       =======       =======       =======
TOTAL RETURN+...............................................    (2.16)%        7.45%        11.35%         0.43%        25.09%
                                                              =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $55,556       $49,654       $51,670       $59,883       $60,676
Ratio of operating expenses to average net assets (a).......     0.85%         0.96%         0.96%         0.98%         0.99%
Ratio of net investment income to average net assets........     6.84%         6.69%         6.95%         6.92%         7.00%
Portfolio turnover rate.....................................       12%            4%           36%           30%           42%
Ratio of operating expenses to average net assets without
  fee waivers, expenses reimbursed and/or fees reduced by
  credits allowed by the custodian..........................     0.85%         0.96%         0.96%         0.98%         0.99%
Ratio of operating expenses to average net assets including
  interest expense..........................................    --            --            --            --             0.99%

---------------------

  + The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly.

                       See Notes to Financial Statements.

FINANCIAL highlights
BOND & STOCK FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                YEAR        PERIOD
                                                               ENDED        ENDED
                                                              12/31/99    12/31/98*
                                                              --------    ----------
Net asset value, beginning of period........................  $ 10.27       $10.00
                                                              -------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.33++       0.16++
Net realized and unrealized gain/(loss) on investments......    (0.07)#       0.14
                                                              -------       ------
Total from investment operations............................     0.26         0.30
                                                              -------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.03)       (0.03)
                                                              -------       ------
Total distributions.........................................    (0.03)       (0.03)
                                                              -------       ------
Net asset value, end of period..............................  $ 10.50       $10.27
                                                              =======       ======
TOTAL RETURN+...............................................     2.49%        3.02%
                                                              =======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................  $11,797       $2,586
Ratio of operating expenses to average net assets (a).......     1.17%        1.50%**
Ratio of net investment income to average net assets........     3.22%        2.26%**
Portfolio turnover rate.....................................       25%          28%
Ratio of operating expenses to average net assets without
  fee waivers and fees reduced by credits allowed by the
  custodian.................................................     1.19%        2.49%**

---------------------

  * The Fund commenced operations on April 28, 1998.
 ** Annualized.
  + Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
 # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Fund shares.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly.

                       See Notes to Financial Statements.

FINANCIAL highlights
GROWTH & INCOME FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                YEAR          YEAR          YEAR          YEAR          YEAR
                                                               ENDED         ENDED         ENDED         ENDED         ENDED
                                                              12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of year..........................  $ 16.97       $ 16.92       $ 14.29       $ 12.83       $  9.83
                                                              --------      --------      --------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.06++        0.06          0.06          0.12++        0.12
Net realized and unrealized gain on investments.............     2.93          2.97          3.90          2.54          3.05
                                                              --------      --------      --------      -------       -------
Total from investment operations............................     2.99          3.03          3.96          2.66          3.17
                                                              --------      --------      --------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.04)        (0.09)        (0.10)        (0.12)        (0.07)
Distributions from net realized gains.......................    (1.34)        (2.89)        (1.23)        (1.08)        (0.10)
                                                              --------      --------      --------      -------       -------
Total distributions.........................................    (1.38)        (2.98)        (1.33)        (1.20)        (0.17)
                                                              --------      --------      --------      -------       -------
Net asset value, end of year................................  $ 18.58       $ 16.97       $ 16.92       $ 14.29       $ 12.83
                                                              ========      ========      ========      =======       =======
TOTAL RETURN+...............................................    18.11%        18.98%        28.50%        21.81%        32.41%
                                                              ========      ========      ========      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $205,960      $125,295      $101,794      $62,445       $46,362
Ratio of operating expenses to average net assets (a).......     1.05%         1.06%         1.08%         1.13%         1.06%
Ratio of net investment income to average net assets........     0.34%         0.37%         0.55%         0.93%         1.31%
Portfolio turnover rate.....................................       38%           78%          109%           83%           70%
Ratio of operating expenses to average net assets without
  fee waivers and/or fees reduced by credits allowed by the
  custodian.................................................     1.05%         1.06%         1.08%         1.13%         1.16%

---------------------
  + The total return would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.

(a) Ratio of operating expenses to average net assets includes expenses paid indirectly.

                       See Notes to Financial Statements.

FINANCIAL highlights
GROWTH FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                YEAR          YEAR          YEAR          YEAR          YEAR
                                                               ENDED         ENDED         ENDED         ENDED         ENDED
                                                              12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of year..........................  $ 22.36       $ 15.41       $ 16.01       $ 15.72       $ 11.48
                                                              --------      --------      --------      --------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)................................    (0.19)        (0.09)         0.07          0.00++#       0.04++
Net realized and unrealized gain on investments.............    19.89          8.81          1.60          2.42          4.24
                                                              --------      --------      --------      --------      -------
Total from investment operations............................    19.70          8.72          1.67          2.42          4.28
                                                              --------      --------      --------      --------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    --            (0.07)        (0.02)        --            (0.04)
Distributions from net realized gains.......................    (3.52)        (1.70)        (2.25)        (2.13)        (0.00)#
                                                              --------      --------      --------      --------      -------
Total distributions.........................................    (3.52)        (1.77)        (2.27)        (2.13)        (0.04)
                                                              --------      --------      --------      --------      -------
Net asset value, end of year................................  $ 38.54       $ 22.36       $ 15.41       $ 16.01       $ 15.72
                                                              ========      ========      ========      ========      =======
TOTAL RETURN+...............................................    97.09%        59.04%        11.24%        16.15%        37.34%
                                                              ========      ========      ========      ========      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $369,952      $162,967      $121,766      $116,064      $99,699
Ratio of operating expenses to average net assets (a).......     1.15%         1.16%         1.18%         1.22%         1.24%
Ratio of net investment income/(loss) to average net
  assets....................................................    (0.78)%       (0.55)%        0.07%         0.01%         0.29%
Portfolio turnover rate.....................................      129%          112%          158%          169%          187%
Ratio of operating expenses to average net assets without
  fee waivers, expenses reimbursed and/or fees reduced by
  credits allowed by the custodian..........................     1.15%         1.17%         1.19%         1.22%         1.24%

---------------------
  + The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 (a) Ratio of operating expenses to average net assets includes expenses paid indirectly.

                       See Notes to Financial Statements.

FINANCIAL highlights
NORTHWEST FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                YEAR         PERIOD
                                                               ENDED          ENDED
                                                              12/31/99      12/31/98*
                                                              --------      ---------
Net asset value, beginning of period........................  $ 10.94        $10.00
                                                              -------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)................................    (0.00)#        0.00#
Net realized and unrealized gain on investments.............     4.37          0.94
                                                              -------        ------
Total from investment operations............................     4.37          0.94
                                                              -------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.00)#       --
Distributions from net realized gains.......................    (0.17)        --
                                                              -------        ------
Total distributions.........................................    (0.17)        --
                                                              -------        ------
Net asset value, end of period..............................  $ 15.14        $10.94
                                                              =======        ======
TOTAL RETURN+...............................................    40.37%         9.40%
                                                              =======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................  $20,429        $2,313
Ratio of operating expenses to average net assets (a).......     1.27%         1.50%**
Ratio of net investment income/(loss) to average net
  assets....................................................    (0.02)%        0.03%**
Portfolio turnover rate.....................................       36%           28%
Ratio of operating expenses to average net assets without
  fee waivers and fees reduced by credits allowed by the
  custodian.................................................     1.28%         2.76%**

---------------------
  * The Fund commenced operations on April 28, 1998.
 ** Annualized.
  + Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 # Amount represents less than $0.01 per share.
 (a) Ratio of operating expenses to average net assets includes expenses paid indirectly.

                       See Notes to Financial Statements.

FINANCIAL highlights
EMERGING GROWTH FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                                                  ENDED         ENDED         ENDED         ENDED         ENDED
                                                                 12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                                 --------      --------      --------      --------      --------
Net asset value, beginning of year.........................      $ 14.59       $ 15.63       $ 14.70       $ 13.74       $ 10.53
                                                                 -------       -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................................        (0.10)++      (0.07)        (0.03)        (0.12)++      (0.01)
Net realized and unrealized gain on investments............         8.07          1.21          1.80          1.52          3.26
                                                                 -------       -------       -------       -------       -------
Total from investment operations...........................         7.97          1.14          1.77          1.40          3.25
                                                                 -------       -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income.......................        --            --            --            --            (0.04)
Distributions from net realized gains......................        (3.43)        (2.18)        (0.84)        (0.44)        (0.00)#
                                                                 -------       -------       -------       -------       -------
Total distributions........................................        (3.43)        (2.18)        (0.84)        (0.44)        (0.04)
                                                                 -------       -------       -------       -------       -------
Net asset value, end of year...............................      $ 19.13       $ 14.59       $ 15.63       $ 14.70       $ 13.74
                                                                 =======       =======       =======       =======       =======
TOTAL RETURN+..............................................        71.09%         8.09%        12.59%        10.04%        30.99%
                                                                 =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).........................      $53,616       $44,380       $45,362       $55,887       $46,058
Ratio of operating expenses to average net assets (a)......         1.19%         1.19%         1.20%         1.20%         1.20%
Ratio of net investment loss to average net assets.........        (0.75)%       (0.48)%       (0.58)%       (0.82)%       (0.35)%
Portfolio turnover rate....................................           52%          108%          116%           97%          135%
Ratio of operating expenses to average net assets without
  fee waivers and/or fees reduced by credits allowed by the
  custodian................................................         1.19%         1.20%         1.21%         1.21%         1.28%

---------------------
  + The total return would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly.

                       See Notes to Financial Statements.

FINANCIAL highlights
INTERNATIONAL GROWTH FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                YEAR          YEAR           YEAR          YEAR           YEAR
                                                               ENDED          ENDED         ENDED          ENDED         ENDED
                                                              12/31/99      12/31/98       12/31/97      12/31/96       12/31/95
                                                              --------      ---------      --------      ---------      --------
Net asset value, beginning of year..........................  $ 11.61        $ 12.26       $ 13.02        $ 12.11        $ 11.47
                                                              -------        -------       -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.12           0.07++        0.71           0.07++         0.18
Net realized and unrealized gain/(loss) on investments......     5.91           0.64         (0.97)          1.01           0.58
                                                              -------        -------       -------        -------        -------
Total from investment operations............................     6.03           0.71         (0.26)          1.08           0.76
                                                              -------        -------       -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.01)         (0.72)        (0.26)         (0.17)         (0.00)#
Distributions from net realized gains.......................    --             (0.64)        (0.24)         --             (0.12)
                                                              -------        -------       -------        -------        -------
Total distributions.........................................    (0.01)         (1.36)        (0.50)         (0.17)         (0.12)
                                                              -------        -------       -------        -------        -------
Net asset value, end of year................................  $ 17.63        $ 11.61       $ 12.26        $ 13.02        $ 12.11
                                                              -------        -------       -------        -------        -------
                                                              -------        -------       -------        -------        -------
TOTAL RETURN+...............................................    51.96%          5.20%        (2.64)%         9.04%          6.61%
                                                              -------        -------       -------        -------        -------
                                                              -------        -------       -------        -------        -------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $86,632        $60,360       $49,636        $62,355        $45,909
Ratio of operating expenses to average net assets (a).......     1.39%          1.36%         1.35%          1.39%          1.47%
Ratio of net investment income to average net assets........     0.87%          0.61%         0.52%          0.56%          0.91%
Portfolio turnover rate.....................................      161%           118%           84%            98%            72%
Ratio of operating expenses to average net assets without
  fee waivers, expenses reimbursed and/or fees reduced by
  credits allowed by the custodian..........................     1.40%          1.48%         1.36%          1.39%          1.48%

---------------------
  + The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly.

                       See Notes to Financial Statements.

FINANCIAL highlights
STRATEGIC GROWTH PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                YEAR          YEAR         PERIOD
                                                               ENDED         ENDED          ENDED
                                                              12/31/99      12/31/98      12/31/97*
                                                              --------      --------      ---------
Net asset value, beginning of period........................  $ 13.46        $10.70        $10.00
                                                              -------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.05++        0.17++        0.10
Net realized and unrealized gain on investments.............     6.35          2.63          0.60#
                                                              -------        ------        ------
Total from investment operations............................     6.40          2.80          0.70
                                                              -------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.16)        (0.03)           --
Distributions from net realized gains.......................    (0.11)        (0.01)           --
                                                              -------        ------        ------
Total distributions.........................................    (0.27)        (0.04)           --
                                                              -------        ------        ------
Net asset value, end of period..............................  $ 19.59        $13.46        $10.70
                                                              =======        ======        ======
TOTAL RETURN+...............................................    47.95%        26.19%         7.00%
                                                              =======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................  $35,500        $4,949        $  591
Ratio of operating expenses to average net assets (a)(b)....     0.35%         0.35%         0.35%**
Ratio of net investment income to average net assets........     0.35%         1.42%         0.51%**
Portfolio turnover rate.....................................        7%           39%           11%
Ratio of operating expenses to average net assets without
  fee waivers, expenses reimbursed and fees reduced by
  credits allowed by the custodian (b)......................     0.43%         0.80%        15.54%**

---------------------

  * The Portfolio commenced operations on June 3, 1997.
 ** Annualized.
  + Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
 # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
 (a) Ratio of operations expenses to average net assets includes expenses paid indirectly.
(b) The Portfolio will also indirectly bear its prorated share of expenses of the Underlying Funds.

                       See Notes to Financial Statements.

FINANCIAL highlights
CONSERVATIVE GROWTH PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                YEAR          YEAR         PERIOD
                                                               ENDED         ENDED          ENDED
                                                              12/31/99      12/31/98      12/31/97*
                                                              --------      --------      ---------
Net asset value, beginning of period........................  $ 12.54       $ 10.49        $ 10.00
                                                              --------      -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.12++        0.20++         0.07
Net realized and unrealized gain on investments.............     4.76          1.89           0.42#
                                                              --------      -------        -------
Total from investment operations............................     4.88          2.09           0.49
                                                              --------      -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.16)        (0.03)         --
Distributions from net realized gains.......................    (0.16)        (0.01)         --
                                                              --------      -------        -------
Total distributions.........................................    (0.32)        (0.04)         --
                                                              --------      -------        -------
Net asset value, end of period..............................  $ 17.10       $ 12.54        $ 10.49
                                                              ========      =======        =======
TOTAL RETURN+...............................................    39.36%        19.91%          4.90%
                                                              ========      =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................  $155,790      $10,072        $ 1,374
Ratio of operating expenses to average net assets (a) (b)...     0.35%         0.35%          0.35%**
Ratio of net investment income to average net assets........     0.85%         1.79%          1.24%**
Portfolio turnover rate.....................................       12%           35%            42%
Ratio of operating expenses to average net assets without
  fee waivers, expenses reimbursed and fees reduced by
  credits allowed by the custodian (b)......................     0.36%         0.57%          6.67%**

---------------------
  * The Portfolio commenced operations on June 3, 1997.

 ** Annualized.

  + Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.

 ++ Per share numbers have been calculated using the average shares method.

 # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.

(a) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(b) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

                       See Notes to Financial Statements.

FINANCIAL highlights
BALANCED PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                YEAR          YEAR         PERIOD
                                                               ENDED         ENDED          ENDED
                                                              12/31/99      12/31/98      12/31/97*
                                                              --------      --------      ---------
Net asset value, beginning of period........................  $ 12.20       $ 10.47        $10.00
                                                              --------      -------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.34++        0.31++        0.13
Net realized and unrealized gain on investments.............     2.95          1.49          0.34#
                                                              --------      -------        ------
Total from investment operations............................     3.29          1.80          0.47
                                                              --------      -------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.48)        (0.07)        --
Distributions from net realized gains.......................    (0.09)        --            --
                                                              --------      -------        ------
Total distributions.........................................    (0.57)        (0.07)        --
                                                              --------      -------        ------
Net asset value, end of period..............................  $ 14.92       $ 12.20        $10.47
                                                              ========      =======        ======
TOTAL RETURN+...............................................    27.71%        17.18%         4.70%
                                                              ========      =======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................  $170,527      $11,161        $2,354
Ratio of operating expenses to average net assets (a)(b)....     0.35%         0.35%         0.35%**
Ratio of net investment income to average net assets........     2.70%         2.79%         2.34%**
Portfolio turnover rate.....................................       13%           33%           15%
Ratio of operating expenses to average net assets without
  fee waivers, expenses reimbursed and fees reduced by
  credits allowed by the custodian (b)......................     0.35%         0.54%         3.97%**

---------------------

  * The Portfolio commenced operations on June 3, 1997.
 ** Annualized.
  + Total return represents aggregate total return for the periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or administrator of if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
 # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to time of sales and redemptions of Portfolio shares.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(b) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

                       See Notes to Financial Statements.

FINANCIAL highlights
FLEXIBLE INCOME PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                YEAR          YEAR         PERIOD
                                                               ENDED         ENDED          ENDED
                                                              12/31/99      12/31/98      12/31/97*
                                                              --------      --------      ---------
Net asset value, beginning of period........................  $ 11.38        $10.23        $10.00
                                                              -------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.58++        0.48++        0.04
Net realized and unrealized gain on investments.............     0.41          0.69          0.19#
                                                              -------        ------        ------
Total from investment operations............................     0.99          1.17          0.23
                                                              -------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.50)        (0.02)        --
Distributions from net realized gains.......................    (0.01)        --            --
                                                              -------        ------        ------
Total distributions.........................................    (0.51)        (0.02)        --
                                                              -------        ------        ------
Net asset value, end of period..............................  $ 11.86        $11.38        $10.23
                                                              =======        ======        ======
TOTAL RETURN+...............................................     8.58%        11.75%         2.30%
                                                              =======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................  $25,846        $1,107        $  100
Ratio of operating expenses to average net assets (a)(b)....     0.35%         0.35%         0.34%**
Ratio of net investment income to average net assets........     5.09%         4.90%         7.04%**
Portfolio turnover rate.....................................        4%           78%            5%
Ratio of operating expenses to average net assets without
  fee waivers, expenses reimbursed and fees reduced by
  credits allowed by the custodian (b)......................     0.41%         1.51%       116.19%**

---------------------
  * The Portfolio commenced operations on September 9, 1997.
 ** Annualized.
  + Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
 # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.
 (a) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(b) The Portfolio will also bear its prorated share of expenses of the Underlying Funds.

                       See Notes to Financial Statements.

FINANCIAL highlights
INCOME PORTFOLIO
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                YEAR         PERIOD         PERIOD
                                                               ENDED          ENDED          ENDED
                                                              12/31/99      12/31/98*      12/31/97*
                                                              --------      ---------      ---------
Net asset value, beginning of period........................   $10.42        $10.00        $  10.00
                                                               ------        ------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................     0.71++        0.56++         --
Net realized and unrealized loss on investments.............    (0.52)        (0.14)          --
                                                               ------        ------        --------
Total from investment operations............................     0.19          0.42           --
                                                               ------        ------        --------
LESS DISTRIBUTIONS:
Dividends from net investment income........................    (0.70)        --              --
Distributions from net realized gains.......................    (0.01)        --              --
Distributions in excess of net realized gains...............    (0.00)##      --              --
                                                               ------        ------        --------
Total distributions.........................................    (0.71)        --              --
                                                               ------        ------        --------
Net asset value, end of period..............................   $ 9.90        $10.42        $  10.00#
                                                               ======        ======        ========
TOTAL RETURN+...............................................     1.88%         4.23%           0.00%
                                                               ======        ======        ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................   $7,206        $  829        $      0
Ratio of operating expenses to average net assets (a)(b)....     0.35%         0.35%**         0.35%**
Ratio of net investment income to average net assets........     7.07%         7.39%**         0.00%**
Portfolio turnover rate.....................................       17%           61%             99%
Ratio of operating expenses to average net assets without
  fee waivers, expenses reimbursed and fees reduced by
  credits allowed by the custodian (b)......................     0.59%         5.37%**     7,567.04%**

---------------------
  * The Income Portfolio commenced operations on October 22, 1997, ceased operations on November 4, 1997, and re-commenced operations on April 23, 1998.
 ** Annualized.
  + Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
 # Represents offering share price.
## Amount represents less than $0.01 per share.
 (a) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(b) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
MONEY MARKET FUND
DECEMBER 31, 1999

PRINCIPAL
  AMOUNT                                                  VALUE
---------                                                 -----
COMMERCIAL PAPER (DOMESTIC) - 57.4%
$1,000,000   American Express Credit Corporation,
               5.900% due 02/25/2000+................  $   990,986
 1,000,000   AT&T Corporation,
               5.820% due 02/24/2000+................      991,270
 1,000,000   Caterpillar Financial Services
               Corporation,
               5.950% due 03/09/2000+................      988,761
 1,000,000   Citicorp,
               6.050% due 01/28/2000+................      995,462
 1,000,000   Columbia University of New York,
               5.850% due 03/09/2000+................      988,950
 1,000,000   Ford Motor Credit Corporation,
               5.940% due 01/18/2000+................      997,195
 1,000,000   General Electric Capital Corporation,
               5.920% due 03/08/2000+................      988,982
 1,000,000   General Motors Acceptance Corporation,
               5.980% due 02/23/2000+................      991,196
 1,000,000   Goldman Sachs Group, Inc.,
               6.050% due 03/15/2000+................      987,564
 1,000,000   Household Finance Corporation,
               5.800% due 02/18/2000+................      992,267
 1,000,000   IBM Credit Corporation,
               5.850% due 01/26/2000+................      995,938
 1,000,000   International Lease Finance Corporation,
               5.790% due 02/15/2000.................      992,763
 1,000,000   Merrill Lynch & Company, Inc.,
               5.960% due 01/31/2000.................      995,033
 1,000,000   Morgan Stanley Dean Witter Discover,
               6.000% due 02/04/2000+................      994,333
 1,000,000   National Rural Utilities Cooperative
               Finance Corporation,
               5.800% due 02/23/2000+................      991,461
 1,000,000   Private Export Funding Corporation,
               5.720% due 03/20/2000+................      987,448
 1,000,000   Wells Fargo & Company,
               5.950% due 02/25/2000.................      990,910
 1,000,000   Windmill Funding Corporation,
               5.850% due 02/09/2000+, ++............      993,662
                                                       -----------
             Total Commercial Paper (Domestic) (Cost
               $17,854,181)..........................   17,854,181
                                                       -----------
COMMERCIAL PAPER (YANKEE) - 12.8%
 1,000,000   Abbey National North America
               Corporation,
               6.050% due 02/22/2000+................      991,261
 1,000,000   Bank of Nova Scotia,
               5.950% due 01/31/2000+................      995,042
 1,000,000   Bayerische Landesbank Girozentrale,
               5.950% due 01/26/2000+................      995,868
 1,000,000   Toyota Motor Credit Corporation,
               5.800% due 02/25/2000+................      991,139
                                                       -----------
             Total Commercial Paper (Yankee)
               (Cost $3,973,310).....................    3,973,310
                                                       -----------

PRINCIPAL
  AMOUNT                                                  VALUE
---------                                                 -----
CERTIFICATES OF DEPOSIT - 3.2% (Cost $1,000,000)
$1,000,000   Bank of America NA
               5.800% due 03/15/2000.................  $ 1,000,000
                                                       -----------
CORPORATE BONDS AND NOTES - 9.7%
 1,000,000   First Union National Bank, Note,
               6.271% due 09/25/2000+++..............    1,000,000
 1,000,000   National City Bank, Note,
               6.286% due 10/16/2000+++..............    1,000,382
 1,000,000   Presbyterian Homes & Services of New
               Jersey Obligated Group, Revenue Bonds,
               1998 Series B1 (Taxable),
               6.850% due 12/01/2028+++..............    1,000,000
                                                       -----------
             Total Corporate Bond and Notes
               (Cost $3,000,382).....................    3,000,382
                                                       -----------
MUNICIPAL BONDS AND NOTES - 7.3%
 1,000,000   Cuyahoga County, Ohio, Hospital Revenue,
               University Hospital Cleveland,
               4.700% due 01/01/2016+++..............    1,000,000
 1,280,000   Phenix County, Alabama, Industrial
               Development Board, Environmental
               Improvement Revenue, Mead Coated Board
               Project, Series A,
               4.900% due 06/01/2028+++..............    1,280,000
                                                       -----------
             Total Municipal Bonds and Notes
               (Cost $2,280,000).....................    2,280,000
                                                       -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.6%
    FEDERAL FARM CREDIT BANK (FFCB) - 6.4%
 1,000,000   5.680% due 05/01/2000...................    1,000,000
 1,000,000   5.730% due 06/01/2000...................    1,000,000
                                                       -----------
             Total FFCBs (Cost $2,000,000)...........    2,000,000
                                                       -----------
    FEDERAL HOME LOAN BANK (FHLB) - 3.2%
      (Cost $988,653)
 1,000,000   5.520% due 03/15/2000+..................      988,653
                                                       -----------
             Total U.S. Government Agency Obligations
               (Cost $2,988,653).....................    2,988,653
                                                       -----------

TOTAL INVESTMENTS (Cost $31,096,526*).....   100.0%    31,096,526
OTHER ASSETS AND LIABILITIES (NET)........     0.0#         8,066
                                            ------    -----------
NET ASSETS................................   100.0%   $31,104,592
                                            ======    ===========

---------------------

  * Aggregate cost for federal tax purposes.

  # Amount represents less than 0.1% of net assets.

  + Rate represents discount rate at the date of purchase (unaudited).

 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

+++ Floating rate security whose interest rate is reset periodically based on an index.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
SHORT TERM HIGH QUALITY BOND FUND
DECEMBER 31, 1999

PRINCIPAL
  AMOUNT                                                 VALUE
---------                                                -----
CORPORATE BONDS AND NOTES - 35.4%
    FINANCIAL - 8.6%
$  985,000  Boeing Capital Corporation, MTN,
              6.710% due 07/19/2000.................  $   986,074
 1,000,000  Citigroup, Inc., Note,
              6.125% due 06/15/2000.................      998,370
 1,000,000  General Electric Capital Corporation,
              MTN,
              5.800% due 04/24/2000.................      999,880
 1,000,000  Goldman Sachs Group LP, Note,
              7.800% due 07/15/2002 ++..............    1,010,174
   325,000  Merrill Lynch & Company, Note,
              8.300% due 11/01/2002.................      334,987
   250,000  US West Capital Funding, Inc.,
              Company Guarantee,
              6.125% due 07/15/2002.................      243,829
                                                       ----------
                                                        4,573,314
                                                       ----------
    BANKS - 6.1%
   250,000  BB&T Corporation, Sub. Note,
              7.050% due 05/23/2003.................      248,722
 1,000,000  Chase Manhattan Corporation, Note,
              5.500% due 02/15/2001.................      986,242
 1,000,000  First Chicago Corporation, Sub. Note,
              9.250% due 11/15/2001.................    1,037,934
 1,000,000  Wachovia Corporation, Sr. Unsub. Note,
              6.700% due 06/21/2004.................      985,361
                                                       ----------
                                                        3,258,259
                                                       ----------
    MEDIA - 5.8%
 1,500,000  Cox Communications Inc., Note,
              7.000% due 08/15/2001.................    1,497,121
 1,500,000  Times Mirror Company, Note,
              6.650% due 10/15/2001.................    1,492,698
    50,000  Time Warner, Inc., Note,
              7.950% due 02/01/2000.................       50,061
                                                       ----------
                                                        3,039,880
                                                       ----------
    RETAIL SALES - 3.8%
   250,000  Federated Department Stores, Inc., Bond,
              6.790% due 07/15/2027.................      241,321
            Wal-Mart Stores, Inc.:
   750,000  Note,
            5.850% due 06/01/2000...................      749,062
 1,000,000  Sr. Note,
            6.150% due 08/10/2001...................      993,105
                                                       ----------
                                                        1,983,488
                                                       ----------
    UTILITIES - 3.6%
 1,000,000  United Illuminating Company, Note,
              6.000% due 12/15/2003.................      936,510
 1,000,000  Wisconsin Electric Power Company, Deb.,
              6.625% due 12/01/2002.................      991,660
                                                       ----------
                                                        1,928,170
                                                       ----------

PRINCIPAL
  AMOUNT                                                 VALUE
---------                                                -----
    REAL ESTATE INVESTMENT TRUSTS - 2.9%
$  250,000  Camden Property Trust, Note,
              6.750% due 11/15/2001.................  $   244,766
   100,000  Colonial Realty LP, Note,
              7.500% due 07/15/2001.................       99,239
   530,000  Dobie Centers Properties, Ltd., Note,
              Taxable, (MBIA Insured),
              6.010% due 05/01/2000++...............      529,300
   600,000  Sun Communities, Inc., Sr. Note,
              7.625% due 05/01/2003.................      591,270
   100,000  SUSA Partnership LP, Note,
              7.125% due 11/01/2003.................       95,981
                                                       ----------
                                                        1,560,556
                                                       ----------
    TRANSPORTATION - 1.9%
 1,000,000  CSX Corporation, Deb.,
              9.500% due 08/01/2000.................    1,015,670
                                                       ----------
    INDUSTRIAL - 1.4%
   500,000  Cendant Corporation, Note,
              7.500% due 12/01/2000.................      500,000
   100,000  Equistar Chemicals LP, Note,
              9.125% due 03/15/2002.................      101,070
   150,000  Lyondell Petrochemical Company, MTN,
              9.750% due 09/04/2003++...............      154,554
                                                       ----------
                                                          755,624
                                                       ----------
    OIL & GAS - 0.9%
   500,000  Occidental Petroleum Company, Sr. Note,
              6.400% due 04/01/2003.................      481,931
                                                       ----------
    AEROSPACE/DEFENSE - 0.4%
   200,000  Lockheed Martin Corporation,
              Company Guarantee,
              6.850% due 05/15/2001.................      198,010
                                                       ----------
            Total Corporate Bonds and Notes
              (Cost $19,037,169)....................   18,794,902
                                                       ----------
U.S. TREASURY NOTES - 20.4%
 3,500,000  4.000% due 10/31/2000...................    3,443,125
 7,000,000  5.250% due 05/31/2001...................    6,914,690
   500,000  5.625% due 02/15/2006...................      478,594
                                                       ----------
            Total U.S. Treasury Notes
              (Cost $10,944,895)....................   10,836,409
                                                       ----------

                       See Notes to Financial Statements.

SHORT TERM HIGH QUALITY BOND FUND
DECEMBER 31, 1999

PRINCIPAL
  AMOUNT                                                 VALUE
---------                                                -----
ASSET-BACKED SECURITIES - 16.9%
$2,000,000  ANRC Auto Owner Trust, 1999-A A3,
              6.750% due 12/15/2003.................  $ 1,990,610
 1,500,000  California Infrastructure PG&E, AB
              6.320% due 09/25/2005.................    1,476,157
   157,831  Carco Auto Loan Master Trust, 1997-1 A,
              6.689% due 08/15/2004.................      157,769
   981,051  FFCA Secured Lending Corporation,
              1999-2 WA1A,
              7.130% due 02/18/2009++...............      966,335
   500,000  First USA Credit Card Master Trust,
              1997-6 A,
              6.420% due 03/17/2005.................      495,587
   315,433  General Electric Capital Mortgage
              Association, 1996-HE3 A3,
              7.150% due 09/25/2026.................      314,501
            Green Tree Financial Corporation:
   250,000  1995-1 B2,
            9.200% due 06/15/2025...................      214,309
   182,138  1995-6 B1,
            7.700% due 09/15/2026...................      182,031
    67,993  Green Tree Home Equity Loan Trust,
              1997-B A5,
              7.150% due 04/15/2027.................       68,189
   165,000  Green Tree Home Improvement, 1995-D B2,
              7.450% due 09/15/2025.................      156,851
    18,705  Green Tree Recreational, Equipment &
              Consumer, 1996-A A1,
              5.550% due 02/15/2018.................       18,201
   350,000  MBNA Master Credit Card Trust, 1995-E A,
              6.682% due 01/15/2005.................      351,150
     8,697  Merrill Lynch Mortgage Investors, Inc.,
              1991-I A,
              7.650% due 01/15/2012.................        8,707
   237,472  Mid-State Trust, Series 4-A,
              8.330% due 04/01/2030.................      243,242
 1,500,000  Providian Master Trust, 1997-4 A,
              6.250% due 06/15/2007.................    1,477,718
   700,000  Standard Credit Card Master Trust,
              1994-4 A,
              8.250% due 11/07/2003.................      716,720
   107,669  World Omni Automobile Lease
              Securitization, 1996-B B,
              6.850% due 11/15/2002++...............      107,619
                                                       ----------
            Total Asset-Backed Securities
              (Cost $9,078,508).....................    8,945,696
                                                       ----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 9.7%
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 5.8%
   900,656  #0252214,
              6.500% due 01/01/2014.................      874,277
   190,465  #313641,
              8.500% due 11/01/2017.................      195,592
   913,665  #456445,
              6.500% due 01/01/2014.................      886,906
 1,100,000  #523795,
              8.000% due 05/01/2027.................    1,113,233
                                                       ----------
            Total FNMA's (Cost $3,143,637)..........    3,070,008
                                                       ----------

PRINCIPAL
  AMOUNT                                                 VALUE
---------                                                -----
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 2.8%
$   56,184  #001991,
              9.000% due 04/20/2025.................  $    58,477
    32,342  #140834,
              11.000% due 12/15/2015................       35,673
    12,429  #144538,
              11.000% due 12/15/2015................       13,710
    50,409  #151670,
              11.000% due 12/15/2015................       55,600
   101,561  #213862,
              10.000% due 09/15/2018................      110,304
    51,139  #225305,
              10.000% due 02/15/2018................       55,540
    16,862  #234561,
              10.000% due 12/15/2017................       18,313
    20,237  #254937,
              10.000% due 06/15/2019................       21,979
    48,430  #257814,
              10.000% due 09/15/2018................       52,599
   163,576  #264735,
              10.000% due 02/15/2019................      177,657
    90,670  #289333,
              10.000% due 05/15/2020................       98,475
   112,128  #291116,
              10.000% due 06/15/2020................      121,780
    45,931  #293511,
              10.000% due 07/15/2020................       49,885
   139,956  #400224,
              8.000% due 06/15/2009.................      143,002
   190,424  #453963,
              8.000% due 08/15/2012.................      194,570
    99,066  #780081,
              10.000% due 02/15/2025................      107,302
    21,861  #780121,
              10.000% due 04/15/2025................       23,668
    22,456  #780141,
              10.000% due 12/15/2020................       24,319
   143,070  #780317,
              9.000% due 12/15/2020.................      150,350
                                                       ----------
            Total GNMAs (Cost $1,522,226)...........    1,513,203
                                                       ----------

                       See Notes to Financial Statements.

SHORT TERM HIGH QUALITY BOND FUND
DECEMBER 31, 1999

PRINCIPAL
  AMOUNT                                                 VALUE
---------                                                -----
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - (CONTINUED)
    ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARM) - 0.9%
$   71,801  Federal Home Loan Mortgage Corporation
              (FHLMC),
              #845988,
            7.513% due 11/01/2021+..................  $    72,890
            Federal National Mortgage Association
              (FNMA):
   129,698  #082247,
              6.125% due 04/01/2019+................      127,220
    14,710  #124571,
              7.410% due 11/01/2022+................       15,064
    76,090  #141461,
              7.466% due 11/01/2021+................       77,798
    41,548  #152205,
              7.204% due 01/01/2019+................       42,371
   126,642  #313257,
              6.176% due 11/01/2035+................      124,067
                                                       ----------
            Total ARMs (Cost $464,099)..............      459,410
                                                       ----------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.2%
        (Cost $128,215)
   119,315  #A01226,
              9.500% due 08/01/2016.................      126,287
                                                       ----------
            Total U.S. Government Agency Mortgage-
              Backed Securities (Cost $5,258,177)...    5,168,908
                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 6.9%
    17,038  Countrywide Funding Corporation, 1994-1
              A3,
              6.250% due 03/25/2024.................       16,460
   413,704  Federal Home Loan Mortgage Corporation,
              Class VG,
              6.250% due 06/25/2004.................      406,499
            Prudential Home Mortgage Securities:
     5,707  1993-43 A1,
              5.400% due 10/25/2023.................        5,687
 2,072,000  1993-18 A6,
              7.000% due 06/15/2023.................    2,035,999
   350,000  Residential Asset Securitization Trust,
              1997-A6 A5,
              7.250% due 09/25/2012.................      349,925
   866,111  Residential Funding Mortgage Security I,
              1995-S14 A8,
              7.500% due 09/25/2025.................      866,201
                                                       ----------
            Total CMOs (Cost $3,720,033)............    3,680,771
                                                       ----------
FOREIGN GOVERNMENT BONDS - 3.3%
 1,000,000  Ontario, Province of Canada,
              6.125% due 06/28/2000.................    1,001,140
   750,000  Province of Alberta, Government
              Guarantee,
              9.250% due 04/01/2000.................      756,690
                                                       ----------
            Total Foreign Government Bonds
              (Cost $1,757,183).....................    1,757,830
                                                       ----------

PRINCIPAL
  AMOUNT                                                 VALUE
---------                                                -----
COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 3.6%
$1,000,000  GMAC Commercial Mortgage
              Securities, Inc.,
              1999 - CTL1A,
              7.151% due 02/15/2008++...............  $   991,250
   949,848  Morgan Stanley Capital I, 1999 - CAMI
              A1,
              6.540% due 11/15/2008.................      935,197
                                                       ----------
            Total CMBSs (Cost $1,950,031)...........    1,926,447
                                                       ----------

TOTAL INVESTMENTS (Cost $51,745,996*).......   96.2%    51,110,963
OTHER ASSETS AND LIABILITIES (NET)..........    3.8      2,033,419
                                              -----    -----------
NET ASSETS..................................  100.0%   $53,144,382
                                              =====    ===========

---------------------
 * Aggregate cost for federal tax purposes.

 + Variable rate security. The interest rate shown reflects the rate currently in effect (unaudited).

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                               GLOSSARY OF TERMS

MBIA       --   Municipal Bond Investors Assurance
MTN        --   Medium Term Note

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
U.S. GOVERNMENT SECURITIES FUND
DECEMBER 31, 1999

PRINCIPAL
  AMOUNT                                                 VALUE
---------                      >                         -----
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 61.7%
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 23.6%
$6,789,527  6.500% due 11/01/2028 - 04/01/2029......  $ 6,401,686
 6,525,460  7.000% due 08/01/2028 - 04/01/2029......    6,313,120
 2,200,000  7.500% due 11/01/2029...................    2,177,645
 3,774,926  8.000% due 05/01/2022 - 09/01/2027......    3,817,212
   169,245  8.500% due 02/01/2023...................      173,801
                                                       ----------
            Total FNMAs (Cost $19,445,322)..........   18,883,464
                                                       ----------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 20.7%
   971,959  6.000% due 02/20/2029...................      882,571
 7,665,914  7.000% due 01/15/2028 - 08/20/2029......    7,404,820
 5,102,468  7.500% due 01/15/2023 - 11/15/2023......    5,050,913
 2,622,550  7.750% due 12/15/2029...................    2,629,054
   579,339  8.000% due 07/15/2026 - 06/15/2027......      586,006
    31,902  9.000% due 08/15/2021...................       33,433
                                                       ----------
            Total GNMAs (Cost $17,061,106)..........   16,586,797
                                                       ----------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 17.4%
            GOLD:
   799,183  5.500% due 12/01/2008...................      743,073
 2,053,483  6.000% due 01/01/2013...................    1,952,519
 3,130,382  6.500% due 05/01/2023 - 03/01/2029......    2,985,812
 5,324,132  7.000% due 04/01/2008 - 07/01/2029......    5,197,386
 2,408,827  8.500% due 07/01/2029...................    2,477,175
   513,887  8.750% due 01/01/2013...................      536,719
                                                       ----------
            Total FHLMCs (Cost $14,248,071).........   13,892,684
                                                       ----------
            Total U.S. Government Agency Mortgage-
              Backed Securities (Cost
              $50,754,499)..........................   49,362,945
                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 17.0%
            Federal National Mortgage Association,
              REMIC, Pass-through Certificates:
   432,196  Series 1989-90, Class E,
              8.700% due 12/25/2019.................      443,078
 5,676,745  Series 1992-55, Class DZ,
              >8.000% due 04/25/2022................    5,826,617
 6,751,529  Series 1992-83, Class X,
              7.000% due 02/25/2022.................    6,497,523
   236,203  Series 1993-159, Class PA, (P/O),
              Zero coupon due 01/25/2021............      231,845
   596,842  Residential Funding Mortgage Security,
              Series 1992-S39, Class A8,
              7.500% due 11/25/2007.................      598,725
                                                       ----------
            Total CMO's (Cost $12,447,171)..........   13,597,788
                                                       ----------

PRINCIPAL
  AMOUNT                                                 VALUE
---------                      >                         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.5%
            Federal Farm Credit Bank, Note:
$2,000,000  5.700% due 06/18/2003...................  $ 1,935,976
 1,500,000  5.730% due 04/14/2003...................    1,453,290
            Federal Home Loan Bank:
            Bond:
 2,000,000  5.305% due 03/26/2001...................    1,972,876
 1,000,000  6.135% due 02/17/2009...................      916,250
 1,000,000  6.810% due 08/20/2007...................      958,091
 1,000,000  Federal Home Loan Bank, MTN,
            5.705% due 03/19/2003...................      971,350
 2,000,000  Housing Urban Development, Series 99-A,
              Government Guarantee,
              6.160% due 08/01/2011.................    1,804,080
                                                       ----------
            Total U.S. Government Agency Obligations
              (Cost $10,591,275)....................   10,011,913
                                                       ----------
U.S. TREASURY OBLIGATIONS - 4.1%
    U.S. TREASURY NOTES - 2.1%
 1,000,000  4.875% due 03/31/2001...................      984,688
   325,000  6.625% due 03/31/2002...................      327,336
   350,000  6.250% due 02/15/2007...................      344,531
                                                       ----------
            Total U.S. Treasury Notes
              (Cost $1,670,373).....................    1,656,555
                                                       ----------
    U.S. TREASURY BONDS - 2.0%
   300,000  12.750% due 11/15/2010..................      387,844
 1,300,000  6.250% due 08/15/2023...................    1,226,469
                                                       ----------
            Total U.S. Treasury Bonds
              (Cost $1,708,177).....................    1,614,313
                                                       ----------
            Total U.S. Treasury Obligations
              (Cost $3,378,550).....................    3,270,868
                                                       ----------

TOTAL INVESTMENTS (Cost $77,171,495*).......    95.3%    76,243,514
OTHER ASSETS AND LIABILITIES (NET)..........     4.7      3,771,106
                                              ------    -----------
NET ASSETS..................................   100.0%   $80,014,620
                                              ======    ===========

---------------------
* Aggregate cost for federal tax purposes.

                               GLOSSARY OF TERMS

GOLD       --   Payments are on an accelerated
                45-day payment cycle instead of
                75-day payment cycle
MTN        --   Medium Term Note
P/O        --   Principal Only
REMIC      --   Real Estate Mortgage Investment
                Conduit

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
INCOME FUND
DECEMBER 31, 1999

PRINCIPAL
  AMOUNT                                                 VALUE
---------                                                -----
CORPORATE BONDS AND NOTES - 68.1%
    TRANSPORTATION - 13.9%
$1,000,000  Boeing Company, Deb.,
              8.750% due 08/15/2021...............    $ 1,088,575
 1,000,000  Conrail, Inc., Deb.,
              9.750% due 06/15/2020...............      1,160,586
   884,961  Continental Airlines, Inc.,
              Pass-through Certificates, Series
              974C,
              6.800% due 07/02/2007...............        846,638
 1,000,000  Norfolk Southern Corporation, Bond,
              7.800% due 05/15/2027...............        979,086
 2,000,000  Southwest Airlines Company,
              Pass-through
              Certificates, 94-A, Class A-4,
              9.150% due 07/01/2016...............      2,217,550
 1,300,000  United Air Lines, Inc.,
              Pass-through Certificates,
              9.560% due 10/19/2018...............      1,412,067
                                                       ----------
                                                        7,704,502
                                                       ----------
    INDUSTRIAL - 13.2%
 1,750,000  Carnival Corporation, Deb.,
              7.200% due 10/01/2023...............      1,616,995
 1,500,000  Caterpillar Inc., Sinking Fund Deb.,
              9.750% due 06/01/2019...............      1,571,691
 1,500,000  Lockheed Martin Corporation, Note,
              7.250% due 05/15/2006...............      1,433,814
   150,000  Mariner Post-Acute Network,
              Sr. Sub. Note,
              9.500% due 11/01/2007 (in
              default)............................            750
   200,000  Ogden Corporation, Deb.,
              9.250% due 03/01/2022...............        220,357
   100,000  P&L Coal Holdings Corporation,
              Company Guarantee,
              8.875% due 05/15/2008...............         98,250
 1,800,000  Praxair, Inc., Deb.,
              8.700% due 07/15/2022...............      1,924,839
   500,000  Waste Management, Inc., Conv. Sub.
              Note,
              4.000% due 02/01/2002...............        440,000
                                                       ----------
                                                        7,306,696
                                                       ----------
    BANKS - 7.8%
   400,000  Banc One Corporation, Sub. Note,
              10.000% due 08/15/2010..............        464,311
    82,000  Barnett Banks, Florida, Inc., Sub.
              Note,
              10.875% due 03/15/2003..............         90,006
   230,000  Citicorp, Sub. Note,
              8.625% due 12/01/2002...............        238,487
            First Chicago Corporation, Sub. Note:
   600,000  11.250% due 02/20/2001................        627,329
   100,000  9.250% due 11/15/2001.................        103,793
 1,040,000  Fleet/Norstar Financial Group, Inc.,
              Sub. Note,
              9.900% due 06/15/2001...............      1,079,649
 1,100,000  NCNB Corporation, Sub. Note,
              9.375% due 09/15/2009...............      1,227,519
   516,000  Security Pacific Corporation, Sub.
              Note,
              11.500% due 11/15/2000..............        535,708
                                                       ----------
                                                        4,366,802
                                                       ----------

PRINCIPAL
  AMOUNT                                                 VALUE
---------                                                -----
    FOREIGN (U.S. DOLLAR DENOMINATED) - 7.0%
$1,000,000  Abbey National Plc, Global Note,
              6.690% due 10/17/2005...............    $   959,153
   250,000  HIH Capital Ltd., Conv. Note,
              7.500% due 09/25/2006...............        162,500
 1,700,000  Northern Telecom Capital, Sub. Note,
              7.400% due 06/15/2006...............      1,707,470
   500,000  Petro-Canada, Deb.,
              9.250% due 10/15/2021...............        533,085
   500,000  Trans-Canada Pipeline Corporation,
              Deb.,
              8.500% due 03/20/2023...............        508,275
                                                       ----------
                                                        3,870,483
                                                       ----------
    OIL & GAS - 6.1%
 1,200,000  ANR Pipeline Company, Deb.,
              9.625% due 11/01/2021...............      1,376,296
 1,000,000  Enron Corporation, Note,
              6.450% due 11/15/2001...............        988,512
 1,000,000  Phillips Petroleum Company, Deb.,
              9.180% due 09/15/2021...............      1,047,451
                                                       ----------
                                                        3,412,259
                                                       ----------
    AUTO - 4.6%
   400,000  Ford Holdings, Inc., Deb.,
              9.300% due 03/01/2030...............        459,632
            Ford Motor Company, Deb.:
   600,000  8.875% due 11/15/2022.................        645,095
   250,000  8.900% due 01/15/2032.................        281,865
 1,000,000  General Motors Corporation, Deb.,
              9.400% due 07/15/2021...............      1,162,623
                                                       ----------
                                                        2,549,215
                                                       ----------
    FINANCIAL - 4.5%
   500,000  American General Corporation,
              Sinking Fund Deb.,
              7.500% due 07/15/2025...............        479,729
 1,000,000  Barclays North American Capital
              Corporation, Deb.,
              9.750% due 05/15/2021...............      1,073,795
 1,000,000  Hartford Life Insurance Company, Deb.,
              7.650% due 06/15/2027...............        970,552
                                                       ----------
                                                        2,524,076
                                                       ----------
    UTILITIES - 4.2%
   200,000  Duke Power Company,
              First and Refundable Mortgage,
              6.875% due 08/01/2023...............        174,922
   700,000  Florida Power & Light Company,
              First Mortgage,
              7.050% due 12/01/2026...............        611,805
            Texas Utilities Electric Company:
   150,000  First and Collateral Mortgage,
              8.500% due 08/01/2024...............        148,282
 1,500,000  First Mortgage,
              7.875% due 04/01/2024...............      1,402,821
                                                       ----------
                                                        2,337,830
                                                       ----------

                       See Notes to Financial Statements.

INCOME FUND
DECEMBER 31, 1999

PRINCIPAL
  AMOUNT                                                 VALUE
---------                                                -----
CORPORATE BONDS AND NOTES - (CONTINUED)
    RETAIL SALES - 2.9%
            May Department Stores Company, Deb.:
$1,000,000  8.375% due 10/01/2022.................    $ 1,017,686
   600,000  8.375% due 08/01/2024.................        596,067
                                                       ----------
                                                        1,613,753
                                                       ----------
    MEDIA - 2.7%
 1,200,000  News America Holdings, Inc., Sr. Deb.,
              8.000% due 10/17/2016...............      1,182,954
   300,000  Time Warner, Inc., Deb.,
              9.150% due 02/01/2023...............        335,553
                                                       ----------
                                                        1,518,507
                                                       ----------
    HEALTH CARE - 0.8%
   500,000  Medical Care International Inc.
              (Columbia), Conv. Sub. Deb.,
              6.750% due 10/01/2006 +.............        430,000
                                                       ----------
    GAMING - 0.4%
   250,000  Riviera Holdings Corporation, Company
              Guarantee,
              10.000% due 08/15/2004..............        231,875
                                                       ----------
            Total Corporate Bonds and Notes
              (Cost $39,376,932)..................     37,865,998
                                                       ----------
U.S. TREASURY OBLIGATIONS - 25.7%
    U.S. TREASURY NOTES - 17.8%
 7,000,000  5.500% due 05/31/2003.................      6,814,065
 1,500,000  6.125% due 08/15/2007.................      1,462,500
 1,650,000  6.000% due 08/15/2009.................      1,598,954
                                                       ----------
                                                        9,875,519
                                                       ----------

PRINCIPAL
  AMOUNT                                                 VALUE
---------                                                -----
    U.S. TREASURY BONDS - 7.9%
$2,000,000  13.750% due 08/15/2004................    $ 2,567,500
 2,000,000  6.000% due 02/15/2026.................      1,830,000
                                                       ----------
                                                        4,397,500
                                                       ----------
            Total U.S. Treasury Obligations
              (Cost $14,774,912)..................     14,273,019
                                                       ----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.7%
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.4%
   212,264  #386671,
              9.000% due 02/15/2025...............        222,458
                                                       ----------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.3%
   151,974  #C00385, GOLD,
              9.000% due 01/01/2025                       158,480
                                                       ----------
            Total U.S. Government Agency Mortgage-
              Backed Securities (Cost $375,373)...        380,938
                                                       ----------

TOTAL INVESTMENTS (Cost $54,527,217*).......   94.5%    52,519,955
OTHER ASSETS AND LIABILITIES (NET)..........    5.5      3,035,845
                                              -----    -----------
NET ASSETS..................................  100.0%   $55,555,800
                                              =====    ===========

---------------------
* Aggregate cost for federal tax purposes.

                               GLOSSARY OF TERMS

GOLD       --   Payments are on an accelerated
                45-day payment cycle instead of a
                75-day payment cycle

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
BOND & STOCK FUND
DECEMBER 31, 1999

 SHARES                                                   VALUE
 ------                                                   -----
COMMON STOCKS - 46.2%
    CONSUMER STAPLES - 4.0%
     800    Alberto-Culver Company, Class A...........  $   17,400
   3,300    Albertson's, Inc. ........................     106,425
     450    Avon Products, Inc. ......................      14,850
   1,900    Libbey, Inc. .............................      54,625
   2,400    PepsiCo, Inc. ............................      84,600
   1,650    Philip Morris Companies, Inc. ............      38,259
   2,900    Ralston-Ralston Purina Group..............      80,838
   3,700    Supervalu, Inc. ..........................      74,000
                                                        ----------
                                                           470,997
                                                        ----------
    OIL & GAS - 3.3%
   1,800    Ashland, Inc. ............................      59,287
   5,000    Repsol, Sponsored ADR.....................     116,250
   3,625    Tosco Corporation.........................      98,555
   2,600    Ultramar Diamond Shamrock Corporation.....      58,988
   3,000    Valero Energy Corporation.................      59,625
                                                        ----------
                                                           392,705
                                                        ----------
    COMPUTER SYSTEMS - 3.3%
   2,425    Compaq Computer Corporation...............      65,626
   4,700    Diebold, Inc. ............................     110,450
   1,500    Hewlett-Packard Company...................     170,906
     400    International Business Machines
              Corporation.............................      43,200
                                                        ----------
                                                           390,182
                                                        ----------
    HEALTH CARE PRODUCTS - 3.1%
   1,800    Abbott Laboratories.......................      65,362
     750    Baxter International, Inc. ...............      47,109
   3,200    Becton Dickinson & Company................      85,600
   1,850    DENTSPLY International, Inc. .............      43,706
     400    Johnson & Johnson.........................      37,250
   3,500    Mylan Laboratories Inc. ..................      88,156
                                                        ----------
                                                           367,183
                                                        ----------
    RETAIL SALES - 3.1%
   5,000    Blockbuster Inc., Class A+................      66,875
     750    Dayton Hudson Corporation.................      55,078
   2,950    Limited, Inc. ............................     127,772
   1,775    May Department Stores Company.............      57,244
   3,300    Ross Stores, Inc. ........................      59,194
                                                        ----------
                                                           366,163
                                                        ----------
    HEALTH CARE SERVICES - 3.0%
   1,200    Aetna, Inc. ..............................      66,975
   1,500    Cardinal Health, Inc. ....................      71,813
   2,150    Columbia/HCA Healthcare Corporation.......      63,022
   8,400    HEALTHSOUTH Corporation+..................      45,150
     700    PacifiCare Health Systems, Inc., Class
              B+......................................      37,100
   1,400    United HealthCare Corporation.............      74,375
                                                        ----------
                                                           358,435
                                                        ----------

 SHARES                                                   VALUE
 ------                                                   -----
    BANKS/SAVINGS & LOANS - 2.8%
   1,150    Bank One Corporation......................  $   36,872
     400    Chase Manhattan Corporation...............      31,075
   1,650    Citigroup, Inc. ..........................      91,678
   1,900    Mellon Bank Corporation...................      64,719
   2,000    U.S. Bancorp..............................      47,625
   1,500    Wells Fargo & Company.....................      60,656
                                                        ----------
                                                           332,625
                                                        ----------
    COMPUTER SOFTWARE/SERVICES - 2.8%
   1,200    Adobe Systems, Inc. ......................      80,700
   4,500    Autodesk, Inc. ...........................     151,875
   1,375    Computer Associates International,
              Inc. ...................................      96,164
                                                        ----------
                                                           328,739
                                                        ----------
    BASIC INDUSTRY - 2.6%
   2,900    Engelhard Corporation.....................      54,738
   3,450    Fort James Corporation....................      94,444
     400    Rayonier, Inc. ...........................      19,325
   1,925    Republic Services Inc.+...................      27,672
   3,700    Sonoco Products Company...................      84,175
   1,200    Waste Management, Inc. ...................      20,625
                                                        ----------
                                                           300,979
                                                        ----------
    UTILITIES/TELECOMMUNICATIONS - 2.5%
     420    Alltel Corporation........................      34,729
     900    AT&T Corporation..........................      45,675
   1,825    SBC Communications, Inc. .................      88,969
   1,900    Sprint Corporation........................     127,894
      20    WinStar Communications, Inc.+.............       1,505
                                                        ----------
                                                           298,772
                                                        ----------
    FINANCIAL SERVICES - 2.5%
   1,200    Federal National Mortgage Association.....      74,925
   1,500    Finova Group Inc. ........................      53,250
   1,500    Franklin Resources Inc. ..................      48,094
   1,500    Price (T. Rowe) Associates, Inc. .........      55,406
     700    Providian Financial Corporation...........      63,744
                                                        ----------
                                                           295,419
                                                        ----------
    REAL ESTATE INVESTMENT TRUSTS - 2.5%
   1,000    Arden Realty, Inc. .......................      20,063
   2,250    CarrAmerica Realty Corporation............      47,531
     200    Essex Property Trust, Inc. ...............       6,800
   1,100    Franchise Finance Corporation of
              America.................................      26,331
   1,000    Health Care Property Investors, Inc. .....      23,875
   1,600    Hospitality Properties Trust..............      30,500
     700    Prison Realty Trust Inc. .................       3,544
     850    Shurgard Storage Centers, Inc., Class A...      19,709
   1,900    Simon Property Group Inc. ................      43,581
   1,400    Storage USA Inc. .........................      42,350
   2,250    Taubman Centers, Inc. ....................      24,188
                                                        ----------
                                                           288,472
                                                        ----------

                       See Notes to Financial Statements.

BOND & STOCK FUND
DECEMBER 31, 1999

 SHARES                                                   VALUE
 ------                                                   -----
COMMON STOCKS - (CONTINUED)
   1,450    American Standard Companies Inc.+.........  $   66,519
   3,000    Crane Company.............................      59,625
   1,200    Grainger (W.W.) Inc. .....................      57,375
   2,720    Xerox Corporation.........................      61,710
                                                        ----------
                                                           245,229
                                                        ----------
    INSURANCE - 1.8%
   2,958    Conseco, Inc. ............................      52,874
   1,700    MGIC Investment Corporation...............     102,319
   1,900    UnumProvident Corporation.................      60,919
                                                        ----------
                                                           216,112
                                                        ----------
    MEDIA - 1.4%
   1,900    Harcourt General Inc. ....................      76,475
   1,500    Viacom, Inc., Class A+....................      90,656
                                                        ----------
                                                           167,131
                                                        ----------
    CONSUMER CYCLICALS - 1.4%
   2,000    Liz Claiborne, Inc. ......................      75,250
   7,000    The Warnaco Group, Inc. ..................      86,187
                                                        ----------
                                                           161,437
                                                        ----------
    BUSINESS SERVICES - 1.2%
   1,750    Dun & Bradstreet Corporation..............      51,625
   3,300    Cendant Corporation+......................      87,656
                                                        ----------
                                                           139,281
                                                        ----------
    CONSUMER DURABLES - 0.8%
     666    Huttig Building Products, Inc.+...........       3,292
   1,435    U.S. Industries Inc. .....................      20,090
   1,600    USG Corporation...........................      75,400
                                                        ----------
                                                            98,782
                                                        ----------
    AEROSPACE/DEFENSE - 0.8%
     450    Boeing Company............................      18,703
   1,250    General Dynamics Corporation..............      65,937
     125    Honeywell International, Inc. ............       7,211
                                                        ----------
                                                            91,851
                                                        ----------
    ELECTRICAL EQUIPMENT - 0.6%
     820    Emerson Electric Company..................      47,048
     700    Tektronix, Inc. ..........................      27,213
                                                        ----------
                                                            74,261
                                                        ----------

 SHARES                                                   VALUE
 ------                                                   -----
    LODGING & RESTAURANTS - 0.4%
   1,800    Starwood Hotels & Resorts Worldwide
              Inc. ...................................  $   42,300
                                                        ----------
    ELECTRONICS/SEMICONDUCTORS - 0.2%
     350    Intel Corporation.........................      28,809
                                                        ----------
            Total Common Stocks (Cost $5,372,631).....   5,455,864
                                                        ----------
CONVERTIBLE PREFERRED STOCKS - 5.2%
   1,060    Bank United Corporation, Conv. Pfd.,
              8.000% due 08/16/2004...................      41,605
     750    Cendant Corporation, Series CD, Conv.
              Pfd.,
              1.300% due 02/16/2001...................      25,453
   1,500    DECS Trust VI, Conv. Pfd.,
              6.250% due 11/15/2002...................      69,750
     175    Estee Lauder Aces Trust II, Conv. Pfd.,
              6.250% due 02/23/2002...................      16,581
     230    Global Crossing Holdings Ltd., Conv. Pfd.,
              7.000% due 11/15/2004++.................      64,802
   1,300    Loral Space & Communications, Ltd., Series
              C, Conv. Pfd.,
              6.000% due 11/01/2006++.................      68,250
     180    McLeodUSA Inc., Series A, Conv. Pfd.,
              6.750% due 08/15/2002...................      92,700
   1,350    PSINet Inc., Class S, Conv. Pfd.,
              6.750% due 05/15/2002...................      78,806
     300    Qwest Trends Trust, Conv. Pfd.,
              5.750% due 11/17/2003++.................      21,188
   1,000    Sinclair Broadcast Group, Inc., Conv.
              Pfd.,
              6.000% due 09/20/2000...................      35,062
     175    TCI Pacific Communications, Inc., Conv.
              Pfd.,
              5.000% due 07/31/2006...................      53,950
      35    Winstar Communications, Inc., Conv. Pfd.,
              7.250% due 06/24/2002++.................      47,469
                                                        ----------
            Total Convertible Preferred Stocks
              (Cost $517,311).........................     615,616
                                                        ----------

PRINCIPAL
  AMOUNT
---------
FIXED INCOME SECURITIES - 30.7%
  U.S. TREASURY OBLIGATIONS - 11.8%
    U.S. TREASURY NOTES - 8.7%
$  300,000   5.875% due 11/30/2001....................     298,219
   380,000   6.500% due 05/15/2005....................     380,237
   300,000   5.625% due 05/15/2008....................     282,281
    60,000   6.500% due 10/15/2006....................      59,850
                                                        ----------
                                                         1,020,587
                                                        ----------
    U.S. TREASURY BOND - 3.1%
   300,000   9.000% due 11/15/2018....................     368,719
                                                        ----------
             Total U.S. Treasury Obligations
               (Cost $1,450,304)......................   1,389,306
                                                        ----------

                       See Notes to Financial Statements.

BOND & STOCK FUND
DECEMBER 31, 1999

PRINCIPAL
  AMOUNT                                                  VALUE
---------                                                 -----
FIXED INCOME SECURITIES - (CONTINUED)
  CORPORATE BONDS AND NOTES - 9.2%
$  100,000   Aetna Services, Inc., Company Guarantee,
               7.125% due 08/15/2006..................  $   96,074
    45,000   Baxter International Inc., Note,
               7.125% due 02/01/2007..................      43,849
   300,000   CBS Corporation, Sr. Note,
               7.150% due 05/20/2005..................     295,814
    40,000   Cendant Corporation, Note,
               7.750% due 12/01/2003..................      39,974
    50,000   CNA Financial Corporation, Note,
               6.600% due 12/15/2008..................      45,154
    50,000   HEALTHSOUTH Corporation, Sr. Note,
               6.875% due 06/15/2005..................      43,788
   100,000   Merrill Lynch & Company Inc., Note,
               6.000% due 02/17/2009..................      89,787
   100,000   Philip Morris Companies, Inc., Note,
               7.500% due 01/15/2002..................      99,491
   100,000   Raytheon Company, Note,
               6.150% due 11/01/2008..................      88,971
   100,000   Texas-New Mexico Power Company, Sr. Note,
               6.250% due 01/15/2009..................      85,243
     3,850   Tribune Company, Conv. Note,
               6.250% due 08/15/2001..................      67,856
   250,000   V2 Music Holdings, Plc, Step coupon,
               Sr. Disc. Note,
               Zero coupon to 04/01/2003;
               14.000% due 04/15/2008++...............      86,250
                                                        ----------
             Total Corporate Bonds and Notes
               (Cost $1,058,525)......................   1,082,251
                                                        ----------
  CONVERTIBLE BONDS AND NOTES - 8.6%
   200,000   Chiquita Brands International Inc., Conv.
               Note,
               7.000% due 03/28/2001++................     156,000
    70,000   Clear Channel Communication, Conv. Sr.
               Note,
               1.500% due 12/01/2002..................      71,925
    62,000   EXCITE@HOME, Conv. Sub. Note,
               4.750% due 12/15/2006++................      59,210
    45,000   Level 3 Communications, Inc., Conv. Note,
               6.000% due 09/15/2009..................      63,225
 1,000,000   Network Associates Inc., Conv. Sub. Deb.,
               Zero coupon due 02/13/2018.............     377,500
   300,000   Veterinary Centers of America.,
               Conv. Sub. Deb.,
               5.250% due 05/01/2006..................     199,125
   100,000   Waste Management, Inc., Conv. Sub. Note,
               4.000% due 02/01/2002..................      88,000
                                                        ----------
             Total Convertible Bonds and Notes
               (Cost $1,052,380)......................   1,014,985
                                                        ----------

PRINCIPAL
 AMOUNT                                                   VALUE
---------                                                 -----
  COLLATERALIZED MORTGAGE OBLIGATION (CMO) - 1.1%
    (Cost $130,848)
$130,000    Federal Home Loan Mortgage Corporation,
              Series 1638-K,
              6.500% due 03/15/2023..................  $   124,391
                                                       -----------
            Total Fixed Income Securities
              (Cost $3,692,057)......................    3,610,933
                                                       -----------

 SHARES
 ------
  WARRANT - 0.0%#
    (Cost $3)
     250    V2 Music Holdings Plc,
              Expires 04/15/2008+, ++................            3
                                                       -----------

PRINCIPAL
 AMOUNT
---------
  U.S. GOVERNMENT AGENCY DISCOUNT NOTE - 4.2%
    (Cost $497,930)
$500,000    Federal Home Loan Bank,
              5.520% due 01/28/2000+++...............      497,930
                                                       -----------

TOTAL INVESTMENTS (Cost $10,079,932*)......   86.3%    10,180,346
OTHER ASSETS AND LIABILITIES (NET).........   13.7      1,616,335
                                             -----    -----------
NET ASSETS.................................  100.0%   $11,796,681
                                             =====    ===========

---------------------

  * Aggregate cost for tax purposes is $10,080,010.

  + Non-income producing security.

 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

+++ Rate represents annualized yield at date of purchase (unaudited).
  # Amount represents less than 0.1% of net assets.

                               GLOSSARY OF TERMS

ADR        --   American Depositary Receipt

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
GROWTH & INCOME FUND
DECEMBER 31, 1999

 SHARES                                                   VALUE
 ------                                                   -----
COMMON STOCKS - 95.9%
    COMPUTER SOFTWARE/SERVICES - 11.6%
  55,400    Adobe Systems, Inc. .....................  $ 3,725,650
  60,000    BMC Software, Inc.+......................    4,796,250
  40,000    Computer Associates International,
              Inc. ..................................    2,797,500
  45,000    First Data Corporation...................    2,219,063
  40,000    Microsoft Corporation+...................    4,670,000
  50,000    Oracle Corporation+......................    5,603,125
                                                        ----------
                                                        23,811,588
                                                        ----------
    BANKS/SAVINGS & LOANS - 8.9%
  65,000    Bank of America Corporation..............    3,262,187
  30,000    Chase Manhattan Corporation..............    2,330,625
  77,000    Citigroup, Inc. .........................    4,278,313
  55,000    First Union Corporation..................    1,804,687
  66,200    Mellon Financial Corporation.............    2,254,938
  35,000    Prime Bancshares, Inc. ..................      840,000
  50,000    U.S. Bancorp.............................    1,190,625
  57,000    Wells Fargo & Company....................    2,304,937
                                                        ----------
                                                        18,266,312
                                                        ----------
    CONSUMER STAPLES - 8.3%
  68,000    Avon Products Inc. ......................    2,244,000
  18,000    Campbell Soup Company....................      696,375
  19,000    Gillette Company.........................      782,563
  30,000    Kimberly-Clark Corporation...............    1,957,500
 250,000    Kroger Company+..........................    4,718,750
  15,000    Libbey, Inc. ............................      431,250
  65,000    PepsiCo, Inc. ...........................    2,291,250
  10,000    Proctor & Gamble Company.................    1,095,625
  34,800    Ralston-Ralston Purina Group.............      970,050
  88,000    Sara Lee Corporation.....................    1,941,500
                                                        ----------
                                                        17,128,863
                                                        ----------
    COMPUTER SYSTEMS - 7.7%
  26,000    Cisco Systems, Inc.+.....................    2,785,250
  73,500    Compaq Computer Corporation..............    1,989,094
  40,000    EMC Corporation+.........................    4,370,000
  30,000    Hewlett-Packard Company..................    3,418,125
  30,000    International Business Machines
              Corporation............................    3,240,000
                                                        ----------
                                                        15,802,469
                                                        ----------
    HEALTH CARE PRODUCTS - 7.2%
  33,000    Abbott Laboratories......................    1,198,313
  27,000    ALZA Corporation+........................      934,875
  37,000    American Home Products Corporation.......    1,459,187
  25,000    Bristol-Myers Squibb Company.............    1,604,688
  25,000    Johnson & Johnson........................    2,328,125
  27,000    Merck & Company, Inc. ...................    1,810,687
 185,000    Mylan Laboratories Inc...................    4,659,688
  28,500    Pfizer, Inc..............................      924,469
                                                        ----------
                                                        14,920,032
                                                        ----------

 SHARES                                                   VALUE
 ------                                                   -----
    UTILITIES/TELECOMMUNICATIONS - 6.6%
  70,000    AT&T Corporation.........................  $ 3,552,500
  40,000    Comcast Corporation, Special Class A.....    2,022,500
  51,000    MCI Worldcom+............................    2,706,187
  36,000    SBC Communications, Inc. ................    1,755,000
  53,400    Sprint Corporation.......................    3,594,488
                                                        ----------
                                                        13,630,675
                                                        ----------
    OIL & GAS - 6.4%
  14,194    BP Amoco Plc, Sponsored ADR..............      841,882
  41,063    Exxon Mobil Corporation..................    3,308,144
 103,000    Halliburton Company......................    4,145,750
  28,100    Royal Dutch Petroleum....................    1,698,294
  66,300    Tosco Corporation........................    1,802,531
  42,000    Unocal Corporation.......................    1,409,625
                                                        ----------
                                                        13,206,226
                                                        ----------
    MEDIA - 5.0%
 102,546    AT&T Corporation - Liberty Media Group,
              Class A+...............................    5,819,485
  20,000    News Corporation Ltd., Sponsored ADR.....      668,750
  30,500    Viacom, Inc., Class A+...................    1,843,344
  65,000    Walt Disney Company......................    1,901,250
                                                        ----------
                                                        10,232,829
                                                        ----------
    INSURANCE - 4.5%
  50,000    Allstate Corporation.....................    1,200,000
  35,000    American International Group, Inc. ......    3,784,375
  75,000    Conseco, Inc. ...........................    1,340,625
  39,190    Liberty Financial Companies, Inc. .......      898,921
  22,650    Marsh & McLennan Companies, Inc. ........    2,167,322
                                                        ----------
                                                         9,391,243
                                                        ----------
    CAPITAL GOODS - 4.3%
  21,275    Crane Company............................      422,841
  62,300    Donaldson Company, Inc. .................    1,499,094
 180,000    Tyco International, Ltd..................    6,997,500
                                                        ----------
                                                         8,919,435
                                                        ----------
    RETAIL SALES - 3.6%
  29,000    Dayton Hudson Corporation................    2,129,687
  53,550    Intimate Brands, Inc. ...................    2,309,344
  15,787    Limited, Inc. ...........................      683,774
  20,625    May Department Stores Company............      665,156
  22,800    Wal-Mart Stores, Inc. ...................    1,576,050
                                                        ----------
                                                         7,364,011
                                                        ----------
    HEALTH CARE SERVICES - 3.5%
  37,000    Aetna, Inc. .............................    2,065,063
  25,500    Cardinal Health, Inc. ...................    1,220,812
  42,000    IMS Health, Inc. ........................    1,141,875
  53,000    PacifiCare Health Systems, Inc.+.........    2,809,000
                                                        ----------
                                                         7,236,750
                                                        ----------

                       See Notes to Financial Statements.

GROWTH & INCOME FUND
DECEMBER 31, 1999

 SHARES                                                   VALUE
 ------                                                   -----
COMMON STOCKS - (CONTINUED)
    FINANCIAL SERVICES - 3.3%
  58,500    Federal Home Loan Mortgage Corporation...  $ 2,753,156
  20,000    Merrill Lynch & Company, Inc. ...........    1,670,000
  13,200    Price (T. Rowe) Associates, Inc. ........      487,575
  20,000    Providian Financial Corporation..........    1,821,250
                                                        ----------
                                                         6,731,981
                                                        ----------
    AEROSPACE/DEFENSE - 2.9%
  46,000    Boeing Company...........................    1,911,875
  20,300    Honeywell International Inc. ............    1,171,056
 110,000    Raytheon Company, Class B................    2,921,875
                                                        ----------
                                                         6,004,806
                                                        ----------
    CONSUMER DURABLES - 2.8%
 100,000    Federal-Mogul Corporation................    2,012,500
   4,728    Huttig Building Products, Inc.+..........       23,343
 150,000    Mattel, Inc. ............................    1,968,750
 100,400    Miller Industries, Inc.+.................      288,650
  61,000    U.S. Industries, Inc. ...................      854,000
  12,700    USG Corporation..........................      598,487
                                                        ----------
                                                         5,745,730
                                                        ----------
    ELECTRONICS/SEMICONDUCTORS - 2.2%
  36,800    General Semiconductor, Inc.+.............      522,100
  48,000    Intel Corporation........................    3,951,000
                                                        ----------
                                                         4,473,100
                                                        ----------
    ELECTRICAL EQUIPMENT - 1.9%
  11,500    Emerson Electric Company.................      659,812
  21,000    General Electric Company.................    3,249,750
                                                        ----------
                                                         3,909,562
                                                        ----------
    TRANSPORTATION - 1.4%
   7,500    Airborne Freight Corporation.............      165,000
  42,000    Expeditors International of Washington,
              Inc. ..................................    1,840,125
  19,000    Union Pacific Corporation................      828,875
                                                        ----------
                                                         2,834,000
                                                        ----------
    BUSINESS SERVICES - 1.1%
  45,000    ACNielson Corporation+...................    1,108,125
  40,000    Dun & Bradstreet Corporation.............    1,180,000
                                                        ----------
                                                         2,288,125
                                                        ----------

 SHARES                                                   VALUE
 ------                                                   -----
    BASIC INDUSTRY - 1.0%
 120,000    Waste Management, Inc. ..................  $ 2,062,500
                                                        ----------
    UTILITIES/GAS & ELECTRIC - 0.9%
  42,800    Enron Corporation........................    1,899,250
                                                        ----------
    LODGING & RESTAURANTS - 0.8%
  29,785    Sunburst Hospitality Corporation+........      167,541
  40,000    Tricon Global Restaurants, Inc.+.........    1,545,000
                                                        ----------
                                                         1,712,541
                                                        ----------
            Total Common Stocks
              (Cost $164,112,521)....................  197,572,028
                                                        ----------
CONVERTIBLE PREFERRED STOCK - 0.4%
  (Cost $598,500)
   9,000    Lehman Brothers Holdings, Series CSCO,
              Conv. Pfd.,
              5.000% due 02/26/2001..................      843,750
                                                        ----------

PRINCIPAL
 AMOUNT
---------
CONVERTIBLE BOND - 0.3%
  (Cost $448,794)
$830,000    At Home Corporation, Sub. Deb.,
              0.525% due 12/28/2018++................      541,575
                                                        ----------

TOTAL INVESTMENTS (Cost $165,159,815*)....   96.6.%    198,957,353
OTHER ASSETS AND LIABILITIES (NET)........     3.4       7,003,073
                                            ------    ------------
NET ASSETS................................   100.0%   $205,960,426
                                            ======    ============

---------------------

 * Aggregate cost for federal tax purposes is $165,160,054.

 + Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                               GLOSSARY OF TERMS

ADR        --   American Depositary Receipt

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
GROWTH FUND
DECEMBER 31, 1999

SHARES                                                  VALUE
------                                                  -----
COMMON STOCKS - 92.8%
    UTILITIES/TELECOMMUNICATIONS - 23.4%
155,755  Comcast Corporation, Special Class A......  $  7,875,362
 74,855  Cox Communications, Inc., Class A+........     3,855,032
 66,300  Level 3 Communications, Inc.+.............     5,428,312
 14,780  NEXTLINK Communications, Inc.+............     1,524,188
213,600  Nokia Corporation, Class A, Sponsored
           ADR.....................................    40,584,000
 20,486  Nokia Oyj.................................     3,714,215
 32,772  NTL, Inc.+................................     4,088,307
 36,560  Sprint Corporation, PCS Group+............     3,747,400
142,696  Telefonica S.A............................     3,564,518
  3,200  Telefonica S.A., Sponsored ADR............       252,200
 31,215  Telefonos de Mexico S.A., Class L,
           Sponsored ADR...........................     3,511,687
 37,130  VoiceStream Wireless Corporation+.........     5,284,063
 41,925  WinStar Communications, Inc.+.............     3,154,856
                                                      -----------
                                                       86,584,140
                                                      -----------
    COMPUTER SOFTWARE/SERVICES - 21.4%
169,195  Amazon.com, Inc.+.........................    12,879,969
 45,430  America Online, Inc.+.....................     3,427,126
 15,520  DoubleClick, Inc.+........................     3,927,530
 15,615  eBay, Inc.+...............................     1,954,803
 97,680  Electronic Arts Inc.+.....................     8,205,120
 68,205  Exodus Communications, Inc.+..............     6,057,457
 47,405  i2 Technologies, Inc.+....................     9,243,975
  2,275  InfoSpace.com, Inc.+......................       486,850
 18,650  Inktomi Corporation+......................     1,655,187
  8,780  Internet Capital Group, Inc.+.............     1,492,600
 57,760  Microsoft Corporation+....................     6,743,480
 35,150  Phone.com Inc.+...........................     4,075,203
 17,270  Software.com, Inc.+.......................     1,657,920
111,060  USWeb Corporation+........................     4,935,229
 32,350  VeriSign, Inc.+...........................     6,176,828
 30,305  VERITAS Software Corporation+.............     4,337,403
 11,530  Vignette Corporation+.....................     1,879,390
                                                      -----------
                                                       79,136,070
                                                      -----------
    MEDIA - 13.5%
359,035  AT&T Corporation-Liberty Media Group,
           Class A+................................    20,375,236
 50,870  Cablevision Systems Corporation, Class
           A+......................................     3,840,685
 11,080  EchoStar Communications Corporation,
           Class A+................................     1,080,300
 84,929  Infinity Broadcasting Corporation, Class
           A+......................................     3,073,359
 23,022  Lamar Advertising Company+................     1,394,270
 11,040  Liberty Digital, Inc., Class A+...........       819,720
146,070  Time Warner, Inc..........................    10,580,946
 31,755  TMP Worldwide Inc.+.......................     4,509,210
 63,785  UnitedGlobalCom Inc., Class A+............     4,504,816
                                                      -----------
                                                       50,178,542
                                                      -----------

SHARES                                                  VALUE
------                                                  -----
    ELECTRONICS/SEMICONDUCTORS - 7.3%
 12,375  Broadcom Corporation, Class A+............  $  3,370,641
 71,450  Conexant Systems, Inc.+...................     4,742,494
 31,810  JDS Uniphase Corporation+.................     5,131,351
 29,620  Maxim Integrated Products, Inc.+..........     1,397,694
 14,200  Sony Corporation..........................     4,211,217
 53,930  Texas Instruments, Inc. ..................     5,224,469
 58,445  Vitesse Semiconductor Corporation+........     3,064,710
                                                      -----------
                                                       27,142,576
                                                      -----------
    COMPUTER SYSTEMS - 6.5%
 44,570  ASM Lithography Holding NV+...............     5,069,837
 99,390  Cisco Systems, Inc.+......................    10,647,154
 77,545  EMC Corporation+..........................     8,471,791
                                                      -----------
                                                       24,188,782
                                                      -----------
    HEALTH CARE PRODUCTS - 5.4%
176,215  Medtronic, Inc............................     6,420,834
 37,615  MiniMed, Inc.+............................     2,755,299
 26,730  Pfizer, Inc...............................       867,054
231,725  Schering-Plough Corporation...............     9,775,898
                                                      -----------
                                                       19,819,085
                                                      -----------
    CAPITAL GOODS - 4.0%
 53,520  Applied Materials, Inc.+..................     6,780,315
 32,432  Mannesmann AG.............................     7,905,447
                                                      -----------
                                                       14,685,762
                                                      -----------
    OIL & GAS - 3.1%
259,235  Enron Corporation.........................    11,503,553
                                                      -----------
    BUSINESS SERVICES - 2.4%
 51,895  Sapient Corporation+......................     7,313,952
 27,280  Whittman-Hart, Inc.+......................     1,462,890
                                                      -----------
                                                        8,776,842
                                                      -----------
    FINANCIAL SERVICES - 2.0%
 31,380  American Express Company..................     5,216,925
 87,990  E*TRADE Group, Inc.+......................     2,298,739
                                                      -----------
                                                        7,515,664
                                                      -----------
    TECHNOLOGY - 1.5%
 31,825  PE Biosystems Group.......................     3,828,945
 36,560  Pittway Corporation, Class A..............     1,638,345
                                                      -----------
                                                        5,467,290
                                                      -----------
    BANKS/SAVINGS & LOANS - 1.3%
 41,440  Fifth Third Bancorp.......................     3,040,660
 88,879  Firstar Corporation.......................     1,877,569
                                                      -----------
                                                        4,918,229
                                                      -----------
    RETAIL SALES - 1.0%
315,950  Rite Aid Corporation......................     3,534,691
                                                      -----------
         Total Common Stocks (Cost $209,012,918)...   343,451,226
                                                      -----------

                       See Notes to Financial Statements.

GROWTH FUND
DECEMBER 31, 1999

PRINCIPAL
  AMOUNT                                                 VALUE
---------                                                -----
  (Cost $16,895,775)
$16,900,000 Household Finance Corporation,
              4.500% due 01/03/2000++...............  $16,895,775
                                                       ----------
CORPORATE NOTE - 0.3%
  (Cost $1,080,726)
 1,616,000  Amazon.com, Inc., Step coupon,
              Sr. Disc. Note, Zero coupon to
              05/01/2003;
              10.000% due 05/01/2008................    1,034,240
                                                       ----------

TOTAL INVESTMENTS (Cost $226,989,419*).....   97.7%    361,381,241
OTHER ASSETS AND LIABILITIES (NET).........    2.3       8,570,713
                                             -----    ------------
NET ASSETS.................................  100.0%   $369,951,954
                                             =====    ============

---------------------
 * Aggregate cost for federal tax purposes is $227,702,099.
 + Non-income producing security.
++ Rate represents annualized yield at date of purchase (unaudited).

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                 U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                       CONTRACTS TO RECEIVE                  NET
             ----------------------------------------     UNREALIZED
EXPIRATION       LOCAL        VALUE IN    IN EXCHANGE    DEPRECIATION
   DATE         CURRENCY       U.S. $     FOR U.S. $     OF CONTRACTS
----------   --------------  ----------   -----------   --------------
04/07/2000   EMU  2,800,000   2,840,793    2,966,936      $ (126,143)
                                                          ----------

                U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                                                              NET
                       CONTRACTS TO DELIVER                UNREALIZED
             -----------------------------------------   APPRECIATION/
EXPIRATION        LOCAL        VALUE IN    IN EXCHANGE   (DEPRECIATION)
   DATE          CURRENCY       U.S. $     FOR U.S. $     OF CONTRACTS
----------   ----------------  ---------   -----------   --------------
01/04/2000   EMU      289,818    291,969      291,289      $    (680)
04/07/2000   EMU   14,250,000  14,457,607  15,202,443        744,836
04/14/2000   EMU    3,750,000  3,806,516    3,819,367         12,851
06/09/2000   EMU   13,000,000  13,248,132  13,559,940        311,808
                                                           ---------
                                                           $1,068,815
                                                           ---------
Net Unrealized Appreciation of Forward Foreign
  Currency Contracts..................................     $ 942,672
                                                           =========

                               GLOSSARY OF TERMS

ADR        --   American Depositary Receipt
EMU        --   European Monetary Unit

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
NORTHWEST FUND
DECEMBER 31, 1999

SHARES                                                    VALUE
------                                                    -----
COMMON STOCKS - 90.9%
    COMPUTER SOFTWARE/SERVICES - 11.7%
 3,370   Adobe Systems, Inc. .........................  $  226,633
28,425   ARIS Corporation+............................     333,994
   800   BSQUARE Corporation+.........................      33,550
   650   Check Point Software Technologies, Ltd.+.....     129,187
 4,585   Click2Learn.com, Inc.+.......................      51,008
36,185   Mentor Graphics Corporation+.................     477,190
 6,510   Microsoft Corporation+.......................     760,042
 8,045   Visio Corporation+...........................     382,137
                                                         ---------
                                                         2,393,741
                                                         ---------
    HEALTH CARE PRODUCTS - 10.1%
24,955   Corixa Corporation+..........................     424,235
12,455   ICOS Corporation+............................     364,309
 4,210   Immunex Corporation+.........................     460,995
31,000   NeoRx Corporation+...........................     125,937
21,925   SonoSite, Inc.+..............................     693,378
                                                         ---------
                                                         2,068,854
                                                         ---------
    ELECTRICAL EQUIPMENT - 9.3%
 4,700   Electro Scientific Industries, Inc.+.........     343,100
41,090   FEI Company+.................................     636,895
18,510   Flir Systems, Inc.+..........................     300,788
12,690   Microvision, Inc.+...........................     383,873
 6,080   Tektronix, Inc...............................     236,360
                                                         ---------
                                                         1,901,016
                                                         ---------
    COMPUTER SYSTEMS - 8.4%
15,705   Apex Inc.+...................................     506,486
21,305   In Focus Systems, Inc.+......................     494,010
14,090   RadiSys Corporation+.........................     718,590
                                                         ---------
                                                         1,719,086
                                                         ---------
    CONSUMER CYCLICALS - 7.4%
35,885   Building Materials Holding Corporation+......     367,821
 6,749   Columbia Sportswear Company+.................     145,103
15,695   Cutter & Buck, Inc.+.........................     237,387
36,326   K2, Inc. ....................................     276,986
27,500   Louisiana-Pacific Corporation................     391,875
 1,725   Nike, Inc., Class B..........................      85,495
                                                         ---------
                                                         1,504,667
                                                         ---------
    ELECTRONICS/SEMICONDUCTORS - 6.8%
 5,105   Credence Systems Corporation+................     441,582
 2,015   Intel Corporation............................     165,860
10,240   Lattice Semiconductor Corporation+...........     482,560
 3,060   Micron Technology, Inc.+.....................     237,915
   460   TriQuint Semiconductor, Inc.+................      51,175
                                                         ---------
                                                         1,379,092
                                                         ---------

SHARES                                                    VALUE
------                                                    -----
    BANKS/SAVINGS & LOANS - 4.3%
 5,350   Bank of America Corporation..................  $  268,503
 6,425   First Washington Bancorp, Inc. ..............      94,769
 3,775   Interwest Bancorp, Inc. .....................      72,669
 4,720   Sterling Financial Corporation+..............      54,280
 9,175   U.S. Bancorp.................................     218,480
 7,662   Washington Federal, Inc. ....................     151,324
   600   Wells Fargo & Company........................      24,263
                                                         ---------
                                                           884,288
                                                         ---------
    BASIC INDUSTRY - 4.1%
 1,175   Boise Cascade Corporation....................      47,587
 9,150   Oregon Steel Mills, Inc. ....................      72,628
15,610   Schnitzer Steel Industries, Inc., Class A....     296,590
 3,035   Weyerhaeuser Company.........................     217,951
 4,555   Willamette Industries, Inc. .................     211,523
                                                         ---------
                                                           846,279
                                                         ---------
    HEALTH CARE SERVICES - 3.9%
41,080   Foundation Health Systems, Inc., Class A+....     408,233
 7,530   PacifiCare Health Systems, Inc., Class B+....     399,090
                                                         ---------
                                                           807,323
                                                         ---------
    TRANSPORTATION - 3.8%
 7,330   Airborne Freight Corporation.................     161,260
 5,460   Alaska Air Group, Inc.+......................     191,783
 9,605   Expeditors International of Washington,
           Inc. ......................................     420,819
                                                         ---------
                                                           773,862
                                                         ---------
    CONSUMER STAPLES - 3.5%
 9,190   Albertson's, Inc. ...........................     296,378
21,941   Kroger Company+..............................     414,136
                                                         ---------
                                                           710,514
                                                         ---------
    UTILITIES/TELECOMMUNICATIONS - 3.3%
 7,500   AVT Corporation+.............................     352,500
 7,315   General Communication, Inc., Class A+........      32,003
 4,135   GST Telecommunications, Inc.+................      37,473
19,120   Metro One Telecommunications, Inc.+..........     248,560
                                                         ---------
                                                           670,536
                                                         ---------
    RETAIL SALES - 2.9%
 3,510   Costco Wholesale Corporation+................     320,287
11,100   Hollywood Entertainment Corporation+.........     160,950
 4,195   Nordstrom, Inc. .............................     109,857
                                                         ---------
                                                           591,094
                                                         ---------
    AEROSPACE/DEFENSE - 2.4%
 7,540   Boeing Company...............................     313,381
 6,700   Precision Castparts Corporation..............     175,875
                                                         ---------
                                                           489,256
                                                         ---------
    LODGING & RESTAURANTS - 2.3%
39,360   Cavanaugh's Hospitality Corporation+.........     324,720
 6,345   Starbucks Corporation+.......................     153,866
                                                         ---------
                                                           478,586
                                                         ---------

                       See Notes to Financial Statements.

NORTHWEST FUND
DECEMBER 31, 1999

SHARES                                                    VALUE
------                                                    -----
COMMON STOCKS - (CONTINUED)
    CONSUMER DURABLES - 2.1%
16,675   Monaco Coach Corporation+....................  $  426,255
                                                         ---------
    CAPITAL GOODS - 2.0%
17,770   Greenbrier Companies, Inc. ..................     153,266
 5,545   PACCAR, Inc. ................................     245,713
                                                         ---------
                                                           398,979
                                                         ---------
    REAL ESTATE INVESTMENT TRUSTS - 1.4%
 9,255   Pacific Gulf Properties, Inc. ...............     187,414
 4,220   Shurgard Storage Centers, Inc., Class A......      97,851
                                                         ---------
                                                           285,265
                                                         ---------
    INSURANCE - 1.2%
 3,470   SAFECO Corporation...........................      86,316
 6,500   StanCorp Financial Group, Inc. ..............     163,719
                                                         ---------
                                                           250,035
                                                         ---------
         Total Common Stocks (Cost $15,159,813).......  18,578,728
                                                         ---------

                                                          VALUE
                                                          -----
TOTAL INVESTMENTS (Cost $15,159,813*)......    90.9%   $18,578,728
OTHER ASSETS AND LIABILITIES (NET).........     9.1      1,850,467
                                             ------    -----------
NET ASSETS.................................   100.0%   $20,429,195
                                             ======    ===========

---------------------

* Aggregate cost for federal tax purposes is $15,262,726.

+ Non-income producing security.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
EMERGING GROWTH FUND
DECEMBER 31, 1999

SHARES                                                   VALUE
------                                                   -----
COMMON STOCK - 98.5%
    COMPUTER SOFTWARE/SERVICES - 26.7%
124,550  ARIS Corporation+..........................  $ 1,463,462
 28,200  AVT Corporation+...........................    1,325,400
  2,200  BSQUARE Corporation+.......................       92,263
124,553  Carreker-Antinori, Inc.+...................    1,128,762
  5,200  Check Point Software Technologies, Ltd.+...    1,033,500
135,112  Click2Learn.com, Inc.+.....................    1,503,121
 57,511  Harbinger Corporation+.....................    1,829,569
 12,600  HNC Software Inc.+.........................    1,332,450
104,948  Made2Manage Systems, Inc.+.................      839,584
 43,200  Onyx Software Corporation++................    1,598,400
 26,200  Primus Knowledge Solutions Inc.+...........    1,187,187
 28,450  Sterling Commerce, Inc.+...................      969,078
                                                       ----------
                                                       14,302,776
                                                       ----------
    HEALTH CARE PRODUCTS - 18.4%
 54,200  ChiRex Inc.+...............................      792,675
 65,350  Corixa Corporation+........................    1,110,950
 34,200  Emisphere Technologies Inc.+...............    1,028,138
 26,680  ICOS Corporation+..........................      780,390
 38,600  Incyte Pharmaceuticals, Inc.+..............    2,316,000
 74,575  NeoRx Corporation+.........................      302,961
 22,450  Pharmacyclics, Inc.+.......................      926,063
 45,637  Shire Pharmaceuticals Group, ADR+..........    1,329,178
 39,909  SonoSite, Inc.+............................    1,262,122
                                                       ----------
                                                        9,848,477
                                                       ----------
    BUSINESS SERVICES - 8.6%
 22,200  Cognizant Technology Solutions
           Corporation+.............................    2,426,738
 92,677  First Consulting Group, Inc.+..............    1,436,494
 86,500  ZapMe! Corporation+........................      746,062
                                                       ----------
                                                        4,609,294
                                                       ----------
    COMPUTER SYSTEMS - 8.1%
 38,000  Apex Inc.+.................................    1,225,500
 24,882  In Focus Systems, Inc.+....................      576,951
 12,900  MMC Networks, Inc.+........................      443,437
 22,400  NVIDIA Corporation+........................    1,051,400
 20,801  RadiSys Corporation+.......................    1,060,851
                                                       ----------
                                                        4,358,139
                                                       ----------
    UTILITIES/TELECOMMUNICATIONS - 6.6%
 18,100  Gilat Satellite Networks, Ltd.+............    2,149,375
 35,400  Latitude Communications, Inc.+.............      924,825
  7,709  Teligent, Inc.+............................      476,031
                                                       ----------
                                                        3,550,231
                                                       ----------
    ELECTRICAL EQUIPMENT - 5.8%
  9,315  Electro Scientific Industries, Inc.+.......      679,995
 85,020  FEI Company+...............................    1,317,810
 37,565  Microvision, Inc.+.........................    1,136,341
                                                       ----------
                                                        3,134,146
                                                       ----------

SHARES                                                   VALUE
------                                                   -----
    CONSUMER CYCLICALS - 5.6%
 57,169  Building Materials Holding Corporation+....  $   585,982
 50,600  Cutter & Buck, Inc.+.......................      765,325
175,600  J. Jill Group Inc.+........................      724,350
 51,635  K2, Inc....................................      393,717
 19,151  Nortek, Inc.+..............................      536,228
                                                       ----------
                                                        3,005,602
                                                       ----------
    ELECTRONICS/SEMICONDUCTORS - 5.5%
 19,205  ATMI, Inc.+................................      634,965
 11,620  Credence Systems Corporation+..............    1,005,130
 20,850  Lattice Semiconductor Corporation+.........      982,556
  2,860  TriQuint Semiconductor, Inc.+..............      318,175
                                                       ----------
                                                        2,940,826
                                                       ----------
    FINANCIAL SERVICES - 3.6%
 58,308  American Capital Strategies, Ltd...........    1,326,507
 21,045  Heller Financial Inc.......................      422,215
  7,487  Profit Recovery Group International,
           Inc.+....................................      198,873
                                                       ----------
                                                        1,947,595
                                                       ----------
    TRANSPORTATION - 3.0%
 23,656  Airborne Freight Corporation...............      520,432
 25,214  Expeditors International of Washington,
           Inc......................................    1,104,688
                                                       ----------
                                                        1,625,120
                                                       ----------
    OIL & GAS - 1.4%
 19,664  Hanover Compressor Company+................      742,316
                                                       ----------
    LODGING & RESTAURANTS - 1.3%
 85,951  Cavanaugh's Hospitality Corporation+.......      709,096
                                                       ----------
    CONSUMER STAPLES - 1.3%
 17,200  Beringer Wine Estates Holding, Inc., Class
           B+.......................................      685,850
                                                       ----------
    MEDIA - 1.2%
 45,750  Bowne & Company, Inc.......................      617,625
                                                       ----------
    CONSUMER DURABLES - 1.1%
 23,450  Monaco Coach Corporation+..................      599,441
                                                       ----------
    BASIC INDUSTRY - 0.3%
  8,300  Schnitzer Steel Industries, Inc. ..........      157,700
                                                       ----------
         Total Common Stocks (Cost $32,773,339).....   52,834,234
                                                       ----------

TOTAL INVESTMENTS (Cost $32,773,339*).....    98.5%    52,834,234
OTHER ASSETS AND LIABILITIES (NET)........     1.5        781,390
                                            ------    -----------
NET ASSETS................................   100.0%   $53,615,624
                                            ======    ===========

---------------------

* Aggregate cost for federal tax purposes is $32,788,516.

+ Non-income producing security.

                               GLOSSARY OF TERMS

ADR        --   American Depositary Receipt

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
INTERNATIONAL GROWTH FUND
DECEMBER 31, 1999

  SHARES                                                 VALUE
  ------                                                 -----
COMMON STOCKS - 95.7%
    JAPAN - 31.5%
     7,100  Advantest Corporation...................  $ 1,876,285
     1,050  Aiful Corporation.......................      128,462
    18,000  Asahi Breweries Ltd. ...................      196,966
        25  DDI Corporation.........................      342,566
     4,000  Fanuc Ltd. .............................      509,347
    14,000  Fujitsu Ltd. ...........................      638,544
    47,000  Hitachi Ltd. ...........................      754,429
    17,000  Jusco Company Ltd. .....................      296,340
     8,000  Kao Corporation.........................      228,247
     2,000  Keyence Corporation.....................      812,372
    74,000  Mitsubishi Heavy Industries Ltd. .......      246,981
    66,000  Mitsubishi Motors Corporation...........      225,448
    36,000  Mitsui Chemicals Inc. ..................      289,987
    52,000  Mitsui Marine and Fire Insurance Company
              Ltd...................................      308,427
     9,000  Murata Manufacturing Company Ltd. ......    2,114,124
    57,000  NEC Corporation.........................    1,358,471
     2,700  Nichiei Company Ltd. ...................       58,667
     2,200  NIDEC Corporation.......................      635,216
    39,000  Nikon Corporation.......................    1,145,150
     3,600  Nintendo Company Ltd. ..................      598,297
        38  Nippon Telegraph & Telephone
              Corporation...........................      650,876
    66,000  Nissan Motor Company Ltd.+..............      259,685
    20,000  Nomura Securities Company Ltd. .........      361,163
        71  NTT Mobile Communications Network,
              Inc. .................................    2,731,036
     1,500  Orix Corporation........................      337,966
     3,600  Rohm Company Ltd. ......................    1,479,887
    72,000  Sakura Bank Ltd. .......................      417,187
    11,000  Sankyo Company Ltd. ....................      226,094
     3,000  Sekisui House Ltd. .....................       26,573
     4,000  Shin-Etsu Chemical Company, Ltd. .......      172,262
       700  Shohkoh Fund & Company, Ltd. ...........      277,136
    13,222  Sony Corporation........................    3,921,028
    23,000  Suzuki Motor Corporation................      335,646
     1,000  Taiyo Yuden Company, Ltd. ..............       59,313
     8,000  Takeda Chemical Industries Ltd. ........      395,419
    18,000  Tokyo Electron Ltd. ....................    2,466,478
    41,000  Toray Industries Inc. ..................      158,912
    38,000  Toshiba Corporation.....................      290,105
                                                      -----------
                                                       27,331,092
                                                      -----------
    UNITED KINGDOM - 11.2%
    14,700  3i Group Plc............................      262,381
    34,300  AstraZeneca Group Plc...................    1,422,795
     3,600  AstraZeneca Group Plc, ADR..............      150,300
    48,000  BG Plc..................................      310,138
    13,000  Cable & Wireless Plc....................      220,278
    70,000  Cadbury Schweppes Plc...................      422,886
    49,300  Coca-Cola Beverages Plc+................       94,765
    16,000  COLT Telecom Group Plc+.................      819,022
   195,000  Corus Group Plc.........................      507,123
    66,000  Enterprise Oil Plc......................      443,497
    24,800  GKN Plc.................................      390,580
    19,000  Halifax Group Plc.......................      210,692
   145,700  Invensys Plc............................      793,127
    33,000  Kingfisher Plc..........................      366,205
     7,100  Laporte Plc.............................       62,504
    50,313  Lloyds TSB Group Plc....................      629,441
    66,500  Reuters Group Plc.......................      912,511
    47,500  Royal & Sun Alliance Insurance Group
              Plc...................................      361,767
    49,300  Shell Transport & Trading Company Plc...      409,718

  SHARES                                                 VALUE
  ------                                                 -----
    32,500  Tate & Lyle Plc.........................  $   213,139
    63,000  TI Group Plc............................      468,114
    47,000  Vodafone AirTouch Plc...................      232,882
                                                      -----------
                                                        9,703,865
                                                      -----------
    GERMANY - 10.0%
    14,300  Bayerische Motoren Werke (BMW) AG.......      436,432
     4,000  DaimlerChrysler AG......................      311,039
     5,600  Degussa-Huels AG+.......................      235,213
     4,400  Deutsche Bank AG........................      371,615
    12,400  Deutsche Telekom AG.....................      883,036
     2,700  Epcos AG+...............................      202,608
     5,400  Henkel KGaA-VORZUG......................      356,264
    15,715  Mannesmann AG...........................    3,830,603
     3,800  Preussag AG.............................      211,664
    10,700  Siemens AG..............................    1,361,208
    16,000  Thyssen Krupp AG+.......................      487,509
                                                      -----------
                                                        8,687,191
                                                      -----------
    NETHERLANDS - 6.8%
    16,148  ABN - Amro Holding NV...................      403,374
    12,669  Aegon NV................................    1,223,766
     7,000  ASM Lithography Holding NV+.............      796,250
     3,000  ASM Lithography Holding NV (F)+.........      333,299
    11,229  DSM NV..................................      450,154
     4,000  Heineken Holding NV, Class A............      140,814
    10,300  Heineken NV.............................      502,342
     4,400  ING Groep NV............................      265,648
     9,000  STMicroelectronics NV...................    1,362,938
     1,000  STMicroelectronics, NV (F)..............      153,908
     4,000  Unilever NV.............................      220,950
                                                      -----------
                                                        5,853,443
                                                      -----------
    FINLAND - 4.5%
    16,700  Nokia Oyj...............................    3,027,794
    21,700  UPM-Kymmene Oyj.........................      874,293
                                                      -----------
                                                        3,902,087
                                                      -----------
    CANADA - 4.5%
    18,000  Bank of Nova Scotia.....................      387,184
    23,000  Bombardier Inc., Class B................      472,428
    13,000  Clarica Life Insurance Company+.........      234,153
    11,000  Inco Ltd.+..............................      257,187
    13,000  Newbridge Networks Corporation+.........      293,312
    11,400  Nortel Networks Corporation.............    1,151,846
     7,600  Rogers Communications Inc.+.............      185,854
     9,500  Teleglobe Inc. .........................      216,522
     6,000  Teleglobe Inc. (F)......................      136,125
    20,000  Thomson Corporation.....................      526,498
                                                      -----------
                                                        3,861,109
                                                      -----------
    SWITZERLAND - 4.1%
       234  Adecco SA...............................      182,227
       200  Compagnie Financiere Richemont AG,
              Units.................................      477,296
       430  Holderbank Financiere Glarus AG.........      588,708
       165  Nestle SA...............................      302,270
       395  Norvatis AG.............................      579,985
        16  Roche Holding AG........................      189,914
        59  Schweizerische Rueckversicherungs-
              Gesellschaft..........................      121,201
     1,901  Swisscom AG.............................      768,853
     1,290  UBS AG..................................      348,364
                                                      -----------
                                                        3,558,818
                                                      -----------

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND
DECEMBER 31, 1999

  SHARES                                                 VALUE
  ------                                                 -----
COMMON STOCKS - (CONTINUED)
    FRANCE - 4.0%
     6,300  Bic SA..................................  $   286,698
     1,200  Bouygues SA+............................      762,690
       800  Christian Dior SA.......................      198,227
     2,500  Compagnie de Saint Gobain...............      470,134
     1,550  Groupe Danone SA........................      365,330
       200  LVMH (Louis Vuitton Moet Hennessy)......       89,585
     2,000  PSA Peugeot Citroen.....................      454,068
    14,500  Sanofi-Synthelabo SA+...................      603,776
     2,000  Total Fina SA...........................      266,921
                                                      -----------
                                                        3,497,429
                                                      -----------
    AUSTRALIA - 3.3%
    52,000  Australia & New Zealand Banking Group
              Ltd...................................      378,283
    62,957  Broken Hill Proprietary Company Ltd. ...      826,667
     1,600  Broken Hill Proprietary Company Ltd.,
              Sponsored ADR.........................       42,500
    62,101  Coles Myer Ltd. ........................      320,773
    85,000  Fosters Brewing Group Ltd. .............      243,857
    31,000  Lend Lease Corporation Ltd. ............      434,301
   102,200  Santos Ltd. ............................      278,441
    54,500  Westpac Banking Corporation Ltd. .......      375,933
                                                      -----------
                                                        2,900,755
                                                      -----------
    TAIWAN - 2.2%
    23,500  Asustek Computer Inc., GDR..............      327,237
     7,300  Hon Hai Precision Industry Company,
              Ltd., GDR*+++.........................      141,072
    30,905  Taiwan Semiconductor Manufacturing
              Company Ltd., Sponsored ADR+..........    1,390,725
                                                      -----------
                                                        1,859,034
                                                      -----------
    MEXICO - 1.8%
    20,500  Cifra SA de CV, ADR+....................      415,125
    10,400  Telefonos de Mexico SA, Sponsored ADR...    1,170,000
                                                      -----------
                                                        1,585,125
                                                      -----------
    SOUTH KOREA - 1.8%
    17,690  Hyundai Motor Company Ltd., GDR+........      191,494
     9,700  Pohang Iron & Steel Company Ltd.,
              Sponsored ADR.........................      339,500
     1,875  Samsung Electronics.....................      439,234
     4,500  Samsung Electronics, Sponsored GDR......      548,437
                                                      -----------
                                                        1,518,665
                                                      -----------
    HONG KONG - 1.8%
   425,000  Amoy Properties Ltd.....................      358,108
    86,000  Cable & Wireless HKT Ltd................      248,370
    50,000  Hutchison Whampoa Ltd...................      726,828
    27,500  Johnson Electric Holdings Ltd...........      176,529
                                                      -----------
                                                        1,509,835
                                                      -----------
    ITALY - 1.6%
    14,000  Assicurazioni Generali..................      462,529
    84,500  ENI Spa.................................      464,715
     7,800  Fiat Spa+...............................      222,733
    48,000  UniCredito Italiano Spa.................      235,938
                                                      -----------
                                                        1,385,915
                                                      -----------

  SHARES                                                 VALUE
  ------                                                 -----
    SINGAPORE - 1.5%
    27,000  DBS Group Holdings Ltd..................  $   442,570
    20,000  Singapore Press Holdings Ltd. ..........      433,503
   268,000  Singapore Technologies Engineering
              Ltd. .................................      415,155
                                                      -----------
                                                        1,291,228
                                                      -----------
    SPAIN - 1.4%
     7,500  Banco Bilbao Vizcaya SA.................      106,819
    42,780  Telefonica SA+..........................    1,068,636
                                                      -----------
                                                        1,175,455
                                                      -----------
    SWEDEN - 1.3%
     7,800  Ericsson LM, B Shares...................      501,481
    22,000  ForeningsSparbanken AB..................      323,225
    22,200  Svenska Handelsbanken AB, A Shares......      279,196
                                                      -----------
                                                        1,103,902
                                                      -----------
    SOUTH AFRICA - 0.6%
     8,400  De Beers Consolidated Mines, ADR........      243,075
    29,000  South African Breweries Ltd.............      294,947
                                                      -----------
                                                          538,022
                                                      -----------
    PORTUGAL - 0.6%
    16,800  Portugal Telecom, SA....................      184,278
    20,000  Telecel-Comunicacoes Pessoais, SA.......      348,710
                                                      -----------
                                                          532,988
                                                      -----------
    IRELAND - 0.4%
     4,200  Allied Irish Banks Plc..................       52,246
    14,000  CRH Plc.................................      301,772
     5,200  Eircom Plc..............................       22,260
                                                      -----------
                                                          376,278
                                                      -----------
    NORWAY - 0.4%
     8,000  Norsk Hydro ASA.........................      334,352
                                                      -----------
    BRAZIL - 0.2%
    14,000  Companhia Cervejaria Brahma, Sponsored
              ADR...................................      196,000
                                                      -----------
    TURKEY - 0.2%
 6,000,000  Yapi ve Kredi Bankasi AS (F)............      185,288
                                                      -----------
            Total Common Stocks (Cost
              $59,308,746)..........................   82,887,876
                                                      -----------
PREFERRED STOCK - 0.1%
  (Cost $115,358)
    ITALY - 0.1%
     6,790  Fiat Spa................................       98,143
                                                      -----------
CONVERTIBLE PREFERRED STOCK - 0.4%
  (Cost $272,856)
    JAPAN - 0.4%
30,000,000  Sanwa International Financial Bermuda
              Trust, Conv. Pfd.,
              1.250% due 08/01/2005 (F).............      323,344
                                                      -----------

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND
DECEMBER 31, 1999

PRINCIPAL
  AMOUNT                                                 VALUE
---------                                                -----
CORPORATE BONDS - 0.0%#
    UNITED KINGDOM - 0.0%#
            BG Transco Holdings, Plc, Bond:
$    6,912  7.057% due 12/14/2009++.................  $    11,196
     6,912  4.188% due 12/14/2022++.................       11,061
     6,912  7.000% due 12/16/2024...................       10,809
                                                      -----------
            Total Corporate Bonds (Cost $33,613)....       33,066
                                                      -----------

TOTAL INVESTMENTS (Cost $59,730,573*).......   96.2%    83,342,429
OTHER ASSETS AND LIABILITIES (NET)..........    3.8      3,290,057
                                              -----    -----------
NET ASSETS..................................  100.0%   $86,632,486
                                              =====    ===========

---------------------
   * Aggregate cost for federal tax purposes is $59,730,713.

   + Non-income producing security.
  ++ Variable rate security. The interest rate shown reflects the rate currently in effect (unaudited).

 +++ Security exempt from registration under Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  # Amount represents less than 0.1% of net assets.
As of December 31, 1999 sector diversification was as follows:

                                            % OF
        SECTOR DIVERSIFICATION           NET ASSETS      VALUE
        ----------------------           ----------      -----
COMMON STOCKS:
Technology.............................     22.0%     $19,054,474
Telecommunications.....................     17.5       15,203,738
Financial Services.....................     12.3       10,670,472
Producer Durables......................     10.8        9,326,090
Materials & Processing.................      7.5        6,454,989
Health Care............................      4.1        3,568,283
Consumer Staples.......................      3.9        3,364,707
Retail.................................      3.9        3,340,117
Autos & Transportation.................      3.0        2,635,631
Energy.................................      2.6        2,240,861
Other..................................      8.1        7,028,514
                                           -----      -----------
TOTAL COMMON STOCKS....................     95.7       82,887,876
PREFERRED STOCK........................      0.1           98,143
CONVERTIBLE PREFERRED STOCK............      0.4          323,344
CORPORATE BONDS........................      0.0#          33,066
                                           -----      -----------
TOTAL INVESTMENTS......................     96.2       83,342,429
OTHER ASSETS AND LIABILITIES (NET).....      3.8        3,290,057
                                           -----      -----------
NET ASSETS.............................    100.0%     $86,632,486
                                           =====      ===========

---------------------
# Amount represents less than 0.1% of net assets.
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                 U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                                                            NET
                      CONTRACTS TO RECEIVE               UNREALIZED
             ---------------------------------------   APPRECIATION/
EXPIRATION       LOCAL       VALUE IN    IN EXCHANGE   (DEPRECIATION)
   DATE         CURRENCY      U.S. $     FOR U.S. $     OF CONTRACTS
----------   --------------  ---------   -----------   --------------
01/19/2000   EMU    316,002    318,754      323,065      $  (4,311)
01/20/2000   EMU  1,069,018  1,078,418    1,142,525        (64,107)
01/28/2000   EMU    359,837    363,248      386,853        (23,605)
02/04/2000   EMU     58,547     59,133       61,998         (2,865)
02/28/2000   EMU    376,729    381,155      384,665         (3,510)
03/07/2000   EMU    148,700    150,533      149,635            898
03/23/2000   EMU    234,176    237,335      248,543        (11,208)
05/26/2000   EMU    387,196    394,198      388,659          5,539
                                                         ---------
                                                         $(103,169)
                                                         =========

                U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                                                              NET
                       CONTRACTS TO DELIVER                UNREALIZED
             -----------------------------------------   APPRECIATION/
EXPIRATION        LOCAL        VALUE IN    IN EXCHANGE   (DEPRECIATION)
   DATE          CURRENCY       U.S. $     FOR U.S. $     OF CONTRACTS
----------   ----------------  ---------   -----------   --------------
01/19/2000   AUD      494,353    324,645      323,065      $  (1,580)
01/20/2000   JPY  122,591,400  1,203,898    1,142,525        (61,373)
01/28/2000   CAD      235,824    163,480      159,675         (3,805)
01/28/2000   GBP      136,582    220,639      227,178          6,539
02/04/2000   GBP       37,687     60,880       61,998          1,118
02/28/2000   JPY  117,264,780  1,159,016    1,100,666        (58,350)
03/07/2000   CAD      221,295    153,554      149,635         (3,919)
03/23/2000   CAD      365,856    253,961      248,543         (5,418)
05/26/2000   JPY   40,644,000    407,568      388,659        (18,909)
                                                           ---------
                                                           $(145,697)
                                                           ---------
Net Unrealized Depreciation of Forward Foreign
  Currency Contracts..................................     $(248,866)
                                                           =========

                               GLOSSARY OF TERMS

ADR        --   American Depositary Receipt
AUD        --   Australian Dollar
CAD        --   Canadian Dollar
EMU        --   European Monetary Unit
(F)        --   Foreign Shares
GBP        --   Great Britain Pound Sterling
GBR        --   Global Depositary Receipt
JPY        --   Japanese Yen

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

STRATEGIC GROWTH PORTFOLIO
DECEMBER 31, 1999

 SHARES                                                  VALUE
 ------                                                  -----
INVESTMENT COMPANY SECURITIES - 97.7%
   81,398   WM VT Emerging Growth Fund..............  $  1,557,147
  347,358   WM VT Growth Fund.......................    13,387,175
  511,381   WM VT Growth & Income Fund..............     9,501,454
  144,040   WM High Yield Fund......................     1,307,883
  201,257   WM VT International Growth Fund.........     3,548,162
1,594,027   WM VT Money Market Fund.................     1,594,027
  250,258   WM VT Northwest Fund....................     3,791,404
                                                      ------------
            Total Investment Company Securities
              (Cost $27,703,855)....................    34,687,252
                                                      ------------

PRINCIPAL
 AMOUNT
---------
REPURCHASE AGREEMENT - 2.1%
  (Cost $728,000)
$728,000    Agreement with Boston Safe Deposit &
              Trust Company, 3.500% dated 12/31/1999,
              to be repurchased at $728,212 on
              01/03/2000, collateralized by $829,608
              Federal Home Loan Mortgage Corporation,
              6.000% 01/01/2019 (Market Value
              $772,314)..............................       728,000
                                                       ------------

TOTAL INVESTMENTS (Cost $28,431,855*)......   99.8%     35,415,252
OTHER ASSETS AND LIABILITIES (NET).........    0.2          84,494
                                             -----    ------------
NET ASSETS.................................  100.0%   $ 35,499,746
                                             =====    ============

---------------------

* Aggregate cost for federal tax purposes is $28,511,267.
CONSERVATIVE GROWTH PORTFOLIO
DECEMBER 31, 1999

  SHARES                                                 VALUE
  ------                                                 -----
INVESTMENT COMPANY SECURITIES - 99.9%
 1,301,224   WM VT Growth Fund......................  $ 50,149,171
 2,633,899   WM VT Growth & Income Fund.............    48,937,839
   504,563   WM High Yield Fund.....................     4,581,435
   316,580   WM VT Income Fund......................     2,960,023
 1,259,314   WM VT International Growth Fund........    22,201,709
11,916,700   WM VT Money Market Fund................    11,916,700
   443,089   WM VT Northwest Fund...................     6,712,801
   621,064   WM VT Short Term High Quality Bond
               Fund.................................     1,484,342
   692,220   WM VT U.S. Government Securities
               Fund.................................     6,659,156
                                                      ------------
             Total Investment Company Securities
               (Cost $138,268,370)..................   155,603,176
                                                      ------------

PRINCIPAL
 AMOUNT
---------
REPURCHASE AGREEMENT - 0.1%
  (Cost $180,000)
$180,000    Agreement with Boston Safe Deposit &
              Trust Company, 3.500% dated 12/31/1999,
              to be repurchased at $180,053 on
              01/03/2000, collateralized by $205,123
              Federal Home Loan Mortgage Corporation,
              6.000% 01/01/2019 (Market Value
              $190,956)..............................       180,000
                                                       ------------

TOTAL INVESTMENTS (Cost $138,448,370*).....  100.0%    155,783,176
OTHER ASSETS AND LIABILITIES (NET).........   0.0#           7,069
                                             -----    ------------
NET ASSETS.................................  100.0%   $155,790,245
                                             =====    ============

---------------------
 * Aggregate cost for federal tax purposes is $138,509,531.
# Amount represents less than 0.1% of net assets.
BALANCED PORTFOLIO
DECEMBER 31, 1999

 SHARES                                                  VALUE
 ------                                                  -----
INVESTMENT COMPANY SECURITIES - 99.8%
1,081,277   WM VT Growth Fund.......................  $ 41,672,396
2,371,492   WM VT Growth & Income Fund..............    44,062,318
  342,579   WM High Yield Fund......................     3,110,621
  480,501   WM VT Income Fund.......................     4,492,685
1,371,444   WM VT International Growth Fund.........    24,178,557
9,456,179   WM VT Short Term High Quality Bond
              Fund..................................    22,600,267
3,120,985   WM VT U.S. Government Securities Fund...    30,023,877
                                                      ------------
            Total Investment Company Securities
              (Cost $155,537,758)...................   170,140,721
                                                      ------------

PRINCIPAL
 AMOUNT
---------
REPURCHASE AGREEMENT - 0.3%
  (Cost $560,000)
$560,000    Agreement with Boston Safe Deposit &
              Trust Company, 3.500% dated 12/31/1999,
              to be repurchased at $560,163 on
              01/03/2000, collateralized by $638,160
              Federal Home Loan Mortgage Corporation,
              6.000% 01/01/2019 (Market Value
              $594,087)..............................       560,000
                                                       ------------

TOTAL INVESTMENTS (Cost $156,097,758*).....  100.1%    170,700,721
OTHER ASSETS AND LIABILITIES (NET).........   (0.1)       (173,418)
                                             -----    ------------
NET ASSETS.................................  100.0%   $170,527,303
                                             =====    ============

---------------------

* Aggregate cost for federal tax purposes is $156,228,038.
FLEXIBLE INCOME PORTFOLIO
DECEMBER 31, 1999

 SHARES                                                   VALUE
 ------                                                   -----
INVESTMENT COMPANY SECURITIES - 99.6%
   47,918   WM VT Growth Fund........................  $ 1,846,751
  274,595   WM VT Growth & Income Fund...............    5,101,970
  142,125   WM High Yield Fund.......................    1,290,496
  531,542   WM VT Income Fund........................    4,969,920
2,523,372   WM VT Money Market Fund..................    2,523,372
2,101,894   WM VT Short Term High Quality Bond Fund..    5,023,526
  519,128   WM VT U.S. Government Securities Fund....    4,994,007
                                                       -----------

TOTAL INVESTMENTS (Cost $25,464,725*).......   99.6%    25,750,042
OTHER ASSETS AND LIABILITIES (NET)..........    0.4         95,520
                                              -----    -----------
NET ASSETS..................................  100.0%   $25,845,562
                                              =====    ===========

---------------------

* Aggregate cost for federal tax purposes is $25,479,546.
INCOME PORTFOLIO
DECEMBER 31, 1999

SHARES                                                    VALUE
------                                                    -----
INVESTMENT COMPANY SECURITIES - 100.7%
 90,009   WM High Yield Fund..........................  $  817,283
222,213   WM VT Income Fund...........................   2,077,689
798,055   WM VT Money Market Fund.....................     798,055
422,604   WM VT Short Term High Quality Bond Fund.....   1,010,024
265,135   WM VT U.S. Government Securities Fund.......   2,550,603
                                                        ----------
TOTAL INVESTMENTS (Cost $7,430,650*)............ 100.7%  7,253,654
OTHER ASSETS AND LIABILITIES (NET)..............  (0.7)    (47,967)
          --------------------------------------------  ----------
NET ASSETS...................................... 100.0% $7,205,687
          ============================================  ==========

---------------------

* Aggregate cost for federal tax purposes is $7,439,238.

                       See Notes to Financial Statements.

NOTES to FINANCIAL statements
WM VARIABLE TRUST

1.  ORGANIZATION AND BUSINESS

The WM Variable Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on January 29, 1993 as a business entity commonly known as a "Massachusetts business trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers fifteen managed investment funds, consisting of ten funds: the Money Market Fund (the "Money Fund"); the Short Term High Quality Bond, U.S. Government Securities and Income Funds (the "Bond Funds"); the Bond & Stock, Growth & Income, Growth, Northwest, Emerging Growth and International Growth Funds (the "Equity Funds"); (collectively the "Funds") and five portfolios: Strategic Growth, Conservative Growth, Balanced, Flexible Income and Income Portfolios (individually a "Portfolio" and collectively the "Portfolios"), to the public through certain variable annuity contracts offered by American General Life Insurance Company ("AG Life"). Through investment in certain of the Funds and WM High Yield Fund (collectively, the "Underlying Funds"), the Portfolios offer a range of asset allocation strategies designed to accommodate different investment philosophies and goals.

WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

A security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and U.S. Government Securities) are valued at the over-the-counter bid prices, or if no sale occurred on such day, at the mean of the current bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. Eastern time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments) are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trust. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees, which may rely on the assistance of one or more Pricing Services. The procedures of each Pricing Service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Trust's Board of Trustees (the "Board of Trustees").

MONEY FUND:

The investments of the Money Fund are valued on the basis of amortized cost so long as the Board of Trustees determines that this method constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially, and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Money Fund attempts to maintain a constant net asset value of $1.00 per share.

WM VARIABLE TRUST

THE PORTFOLIOS:

Underlying Funds are valued at their net asset value per share determined as of the close of the New York Stock Exchange on the valuation date.

REPURCHASE AGREEMENTS:

Each Fund or Portfolio may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund or Portfolio would seek to use the collateral to offset losses incurred. There is potential loss in the event the Fund or Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund or Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with whom each Fund or Portfolio enters into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

Each Fund or Portfolio, except for the Northwest and Bond & Stock Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Funds or Portfolios would assume the role of seller/borrower in the transaction. The Funds or Portfolios may use reverse repurchase agreements to borrow short term funds. The value of the reverse repurchase agreements that the Funds or Portfolios have committed to sell are reflected in the Funds' or Portfolios' Statements of Assets and Liabilities. The Funds or Portfolios require the Trust's custodian to segregate liquid assets that at all times are in an amount equal to their obligations under reverse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by the Funds or Portfolios may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

OPTIONS CONTRACTS:

All Funds and Portfolios, except the Money Fund, may engage in options contracts. The Funds and Portfolios may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying principal amounts and option values are shown in the Portfolio of Investments under the captions "Put Options Purchased on Foreign Currency," "Call Options Written on Foreign Currency" and "Call Options Purchased on Stock Indices." These amounts reflect each contract's exposure to the underlying instrument at December 31, 1999. Writing puts and buying calls tends to increase the Funds' and/or Portfolios' exposure to the underlying instrument. Buying puts and writing calls tends to decrease the Funds' and/or Portfolios' exposure to the underlying instruments or to hedge other Fund and/or Portfolio investments.

Upon the purchase of a put option or call option by the Funds and/or Portfolios, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund or Portfolio will realize a loss in the amount of the cost of the option. When the Funds enter into a closing sale transaction, the Funds and/or Portfolios will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Funds and/or Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds and/or Portfolios exercise a call option, the cost of the security purchased will be increased by the premium originally paid.

When the Funds and/or Portfolios write a call option or put option, an amount equal to the premium received by the Funds and/or Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Funds realize a gain equal to the amount of the premium received. When the Funds and/or Portfolios enter into a closing purchase transaction, the Funds and/or Portfolios realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Funds and/or Portfolios realize a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Funds purchased upon exercise.

WM VARIABLE TRUST

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund and/or Portfolio involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities. The risk in writing a covered call option is that the Funds and/or Portfolios may forego the opportunity to profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that the Funds and/or Portfolios may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Funds and/or Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of a counterparty's inability to perform.

The Funds and the Portfolios, except the Money Fund, may engage in options on foreign currency and options on interest rate futures for hedging transactions. Options on foreign currency and options on interest rate futures act as a hedge to provide protection against adverse movements in the value of foreign securities in the portfolio.

Certain risks are associated with the use of options on foreign currency and options on interest rate futures contracts as hedging devices. The predominant risk is that the movement in the price of the instrument underlying such options may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Funds' and Portfolios' hedging strategy unsuccessful and could result in a loss to the Funds and Portfolios. In addition, there is the risk that the Funds and Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. Options written by Funds and/or Portfolios involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities.

FUTURES CONTRACTS:

Except for the Money Fund, all Funds and Portfolios may engage in futures transactions. The Funds and Portfolios may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at December 31, 1999. Buying futures contracts tends to increase the Fund's or Portfolio's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Fund's or Portfolio's exposure to the underlying instrument, or to hedge other Fund or Portfolio investments.

Upon entering into a futures contract, the Fund or Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund or Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund or Portfolio recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund or Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY:

The books and records of the Funds and Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. It is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the portion arising from changes in market prices of investments during the period. Accordingly, all such changes have been reflected as realized and unrealized net gain/(loss) from security transactions in the Statements of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the

WM VARIABLE TRUST

amounts of interest and dividends recorded on the books of the Funds and/or Portfolios and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

The Short Term High Quality Bond, Income, Growth, Emerging Growth and International Growth Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the funds' foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the funds have committed to buy or sell are shown in the Portfolio of Investments under the caption "Schedule of Forward Foreign Currency Contracts." These amounts represent the aggregate exposure to each foreign currency the funds have acquired or hedged through forward foreign currency contracts at December 31, 1999. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the funds' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the funds' Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

DOLLAR ROLL TRANSACTIONS:

The Bond Funds, in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The value of the dollar roll transactions are reflected in the funds' Statements of Assets and Liabilities. A dollar roll transaction involves a sale by the funds of securities that they hold with an agreement by the funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The funds are paid a fee for entering into a dollar roll transaction that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the funds will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the funds, and the income from these investments, together with any additional fee income received on the dollar roll transaction will generate income for the funds exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those similar securities which the fund is obligated to purchase or that the return earned by the fund with the proceeds of a dollar roll may not exceed transaction costs.

INDEXED SECURITIES:

Each of the Funds, except for the Money Fund, may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, inflation, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

WM VARIABLE TRUST

ILLIQUID INVESTMENTS:

Up to 15% of the assets of each Bond and Equity Fund, and up to 10% of the assets of the Money Fund, may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) except for the Money Fund, futures contracts and options, to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options; (5) for the Money Fund and Growth & Income Fund certain variable rate demand notes having a demand period of more than seven days; and (6) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities as defined below.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within the 15%/10% limitation, as applicable, on investments in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount accreted less premiums amortized. Premiums on bonds can be amortized on the basis of any of the following methods: yield-to-maturity, straight-line, or yield-to-call. Discounts can be accreted using yield-to-maturity or straight-line methods. Premiums and discounts on mortgage-backed securities are amortized or accreted using only the straight-line method. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Money Fund are declared daily and paid monthly. Dividends from net investment income of the Bond Funds and each of the Balanced, Flexible Income and Income Portfolios are declared and paid quarterly. Dividends from net investment income of the Equity Funds and the Strategic Growth and Conservative Growth Portfolios are declared and paid annually. Distributions of any net long-term capital gains earned by a Fund or Portfolio are made annually. Distributions of any net short-term capital gains earned by a Fund or Portfolio are distributed no less frequently than annually at the discretion of the Board of Trustees. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds or Portfolios, organizational costs, dividends payable, redesignated distributions and differing characterizations of distributions made by each Fund or Portfolio as a whole.

WM VARIABLE TRUST

Net investment income per share calculations in the financial highlights for the year ended December 31, 1999 exclude these adjustments:

                                                                       INCREASE/(DECREASE)    INCREASE/(DECREASE)
                                                                        UNDISTRIBUTED NET         ACCUMULATED
                                                INCREASE/(DECREASE)        INVESTMENT            NET REALIZED
            NAME OF FUND/PORTFOLIO                PAID-IN CAPITAL         INCOME/(LOSS)           GAIN/(LOSS)
            ----------------------              -------------------    -------------------    -------------------
Short Term High Quality Bond Fund.............       $--                   $   (8,281)            $     8,281
U.S. Government Securities Fund...............        --                      243,007                (243,007)
Income Fund...................................              (1)                (7,675)                  7,676
Bond & Stock Fund.............................        --                         (359)                    359
Growth & Income Fund..........................        --                       (3,726)                  3,726
Growth Fund...................................           1,590              1,105,570              (1,107,160)
Northwest Fund................................        --                        2,538                  (2,538)
Emerging Growth Fund..........................        (280,423)               280,422                       1
International Growth Fund.....................        --                      585,341                (585,341)
Strategic Growth Portfolio....................          (4,002)               364,394                (360,392)
Conservative Growth Portfolio.................          (4,006)               622,717                (618,711)
Balanced Portfolio............................          (4,003)               571,655                (567,652)
Flexible Income Portfolio.....................           2,337                 66,493                 (68,830)
Income Portfolio..............................               2               --                            (2)

FEDERAL INCOME TAXES:

It is the policy of each Fund and Portfolio to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies by, among other things, distributing substantially all of its taxable earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

Expenses that are directly related to one of the Funds or Portfolios are charged directly to that Fund or Portfolio. General expenses of the Trust are allocated to all the Funds or Portfolios based upon the relative net assets of each Fund or Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds.

OTHER:

The Bond Funds and the Growth & Income Fund may purchase floating rate, inverse floating rate and variable rate obligations. Floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of interest to which the inverse floater is indexed. The fund may purchase floating rate, inverse floating rate and variable rate obligations that carry a demand feature which would permit the fund to tender them back to the issuer or remarketing agent at par value prior to maturity. Frequently, floating rate, inverse floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. The Bond Funds may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. The Money Fund may purchase variable rate demand notes. Although variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the funds will be of comparable quality at the time of purchase to rated instruments that may be purchased by such fund, as determined by the Advisor or Sub-advisor. Moreover, while there may be no active secondary market with respect to a particular variable rate demand note purchased by a fund, the fund may, upon the notice specified in the note, demand payment of the principal and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the fund could, for this or other reasons, suffer a loss to the extent of the default.

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated

WM VARIABLE TRUST

with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

3.  INVESTMENT ADVISORY, SUB-ADVISORY, ADMINISTRATION FEES AND OTHER
TRANSACTIONS

WM Advisors serves as investment advisor to the Trust. The Advisor is entitled to a monthly fee based upon a percentage of the average daily net assets of each Fund at the following rates:

                                                              FEES ON NET ASSETS      FEES ON
                                                                 EQUAL TO OR         NET ASSETS
                                                                  LESS THAN          EXCEEDING
                        NAME OF FUND                             $500 MILLION       $500 MILLION
                        ------------                          ------------------    ------------
Money Market Fund
(01/01/1999 - 06/30/1999)...................................        .500%              .400%
(07/01/1999 - 12/31/1999)...................................        .450%              .450%
U.S. Government Securities Fund
(01/01/1999 - 06/30/1999)...................................        .600%              .500%
(07/01/1999 - 12/31/1999)...................................        .500%              .500%
Income Fund
(01/01/1999 - 06/30/1999)...................................        .650%              .500%
(07/01/1999 - 12/31/1999)...................................        .500%              .500%
Bond & Stock Fund...........................................        .625%              .500%
Northwest Fund..............................................        .625%              .500%

                                                                     FEES ON NET ASSETS
                                                                         EXCEEDING
                                               FEES ON NET ASSETS       $200 MILLION         FEES ON
                                                    EQUAL TO            AND EQUAL TO        NET ASSETS
                                                  OR LESS THAN          OR LESS THAN        EXCEEDING
                                                  $200 MILLION          $500 MILLION       $500 MILLION
                                               ------------------    ------------------    ------------
Short Term High Quality Bond Fund............         .500%                 .450%              .400%

                                               FEES ON         FEES ON         FEES ON
                                              NET ASSETS      NET ASSETS      NET ASSETS
                               FEES ON        EXCEEDING       EXCEEDING       EXCEEDING
                              NET ASSETS     $100 MILLION    $200 MILLION    $400 MILLION      FEES ON
                               EQUAL TO      AND EQUAL TO    AND EQUAL TO    AND EQUAL TO     NET ASSETS
                             OR LESS THAN    OR LESS THAN    OR LESS THAN    OR LESS THAN     EXCEEDING
                             $100 MILLION    $200 MILLION    $400 MILLION    $500 MILLION    $500 MILLION
                             ------------    ------------    ------------    ------------    ------------
Growth & Income Fund.......     .800%           .750%           .700%           .650%           .575%

                                                            FEES ON NET ASSETS
                                                               EQUAL TO OR        FEES ON NET ASSETS
                                                                LESS THAN             EXCEEDING
                                                               $25 MILLION           $25 MILLION
                                                            ------------------    ------------------
Growth Fund...............................................        .950%                 .875%

                                                                  FEES ON NET ASSETS
                                                                      EXCEEDING
                                             FEES ON NET ASSETS      $25 MILLION
                                                  EQUAL TO           AND EQUAL TO      FEES ON NET ASSETS
                                                OR LESS THAN         OR LESS THAN          EXCEEDING
                                                $25 MILLION          $500 MILLION         $500 MILLION
                                             ------------------   ------------------   ------------------
Emerging Growth Fund.......................        .900%                .850%                .750%

                                                               FEES ON NET ASSETS
                                                                   EXCEEDING
                                         FEES ON NET ASSETS       $50 MILLION
                                              EQUAL TO            AND EQUAL TO       FEES ON NET ASSETS
                                            OR LESS THAN          OR LESS THAN           EXCEEDING
                                            $50 MILLION           $125 MILLION          $125 MILLION
                                         ------------------    ------------------    ------------------
International Growth Fund..............        .950%                 .850%                 .750%

As investment advisor to the Portfolios, WM Advisors provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the

WM VARIABLE TRUST

assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, WM Advisors is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of each Portfolio's average daily net assets.

WM Shareholder Services, Inc. (the "Administrator"), an indirect wholly-owned subsidiary of Washington Mutual, serves as administrator to each Fund and Portfolio. For its services as administrator, each Fund or Portfolio pays the Administrator a monthly fee of 0.18% and 0.15% respectively, of the value of each Fund's or Portfolio average daily net assets.

The Advisor has agreed to waive a portion of its management fees and/or reimburse expenses. Fees waived and/or expenses reimbursed by the Advisor for the year ended December 31, 1999 were as follows:

                   NAME OF FUND/PORTFOLIO                     FEES WAIVED   EXPENSES REIMBURSED
                   ----------------------                     -----------   -------------------
Money Market Fund...........................................    $18,577          -$-
Strategic Growth Portfolio..................................     10,815          --
Conservative Growth Portfolio...............................      4,733          --
Flexible Income Portfolio...................................      5,629          --
Income Portfolio............................................      3,575         3,763

Custodian fees for certain Funds and Portfolios have been reduced by credits allowed by the custodian for uninvested cash balances. These Funds and Portfolios could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended December 31, 1999 are shown separately in the Statement of Operations.

4.  TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by WM Advisors, Inc., pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus $3,000 per board meeting attended or $1,000 per board meeting attended by telephone. Trustees are also reimbursed for travel and out-of-pocket expenses. The Chairman of each committee receives $500 per committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these Plans are funded and any payments to Plan participants are paid solely out of the Trusts' assets.

5.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 1999 were as follows:

                   NAME OF FUND/PORTFOLIO                      PURCHASES         SALES
                   ----------------------                      ---------         -----
Short Term High Quality Bond Fund...........................  $ 18,421,470    $  5,808,315
Income Fund.................................................       447,500       3,192,575
Bond & Stock Fund...........................................     7,963,334       1,327,582
Growth & Income Fund........................................   105,728,152      56,989,286
Growth Fund.................................................   313,683,340     291,357,900
Northwest Fund..............................................    15,584,287       2,387,042
Emerging Growth Fund........................................    19,281,770      28,145,104
International Growth Fund...................................    91,037,274      95,362,862
Strategic Growth Portfolio..................................    24,316,919       1,050,443
Conservative Growth Portfolio...............................   132,612,118       5,033,899
Balanced Portfolio..........................................   151,123,492       6,495,286
Flexible Income Portfolio...................................    24,950,271         387,856
Income Portfolio............................................     7,199,517         601,875

WM VARIABLE TRUST

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended December 31, 1999 were as follows:

                        NAME OF FUND                           PURCHASES         SALES
                        ------------                           ---------         -----
Short Term High Quality Bond Fund...........................  $ 15,018,265    $ 11,449,291
U.S. Government Securities Fund.............................    47,835,765       8,819,934
Income Fund.................................................    14,427,530       2,731,625
Bond & Stock Fund...........................................     1,183,992         --

At December 31, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                               TAX BASIS       TAX BASIS
                                                               UNREALIZED      UNREALIZED
                   NAME OF FUND/PORTFOLIO                     APPRECIATION    DEPRECIATION
                   ----------------------                     ------------    ------------
Short Term High Quality Bond Fund...........................  $     20,820    $    655,853
U.S. Government Securities Fund.............................     1,178,005       2,105,986
Income Fund.................................................       462,210       2,469,472
Bond & Stock Fund...........................................       778,894         678,558
Growth & Income Fund........................................    49,187,962      15,390,663
Growth Fund.................................................   138,636,711       4,957,569
Northwest Fund..............................................     3,884,227         568,225
Emerging Growth Fund........................................    22,066,599       2,020,881
International Growth Fund...................................    25,444,953       1,833,237
Strategic Growth Portfolio..................................     6,903,985         --
Conservative Growth Portfolio...............................    17,442,050         168,405
Balanced Portfolio..........................................    15,583,174       1,110,491
Flexible Income Portfolio...................................       676,758         406,262
Income Portfolio............................................         3,404         188,988

6.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest, each without par value.

7.  ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Portfolios, except for the Income Portfolio, including the fees and expenses of registering and qualifying each Portfolio's shares for distribution under Federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of each Portfolio. In the event any of the initial shares of a Portfolio are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Portfolio outstanding at the time of such redemption.

WM VARIABLE TRUST

8.  CAPITAL LOSS CARRYFORWARDS

As of December 31, 1999, the following Funds had available for Federal income tax purposes unused capital losses as follows:

                             EXPIRING IN        EXPIRING IN        EXPIRING IN        EXPIRING IN        EXPIRING IN
      NAME OF FUND               2002               2003               2004               2005               2006
      ------------         ----------------   ----------------   ----------------   ----------------   ----------------
Money Market Fund........     $ --               $ --                $--                $--                $   425
Short Term High Quality
  Bond Fund..............         87,775             71,035           241,115             75,877            51,627
U.S. Government
  Securities Fund........       --                1,079,738           --                 160,620           --
Income Fund..............      1,172,218            878,516           144,318            --                --
Bond & Stock Fund........       --                 --                 --                 --                    215

                             EXPIRING IN
      NAME OF FUND               2007
      ------------         ----------------
Money Market Fund........      $    467
Short Term High Quality
  Bond Fund..............       132,326
U.S. Government
  Securities Fund........       223,625
Income Fund..............       292,532
Bond & Stock Fund........        25,059

9.  GEOGRAPHIC AND INDUSTRY CONCENTRATION AND RISK FACTORS

All Funds, except the U.S. Government Securities Fund, may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions.

In addition, the Money Fund invests at least 25% of its assets in bank obligations. As a result of this concentration policy, the Fund's investments may be subject to greater risk than a fund that does not concentrate in the banking industry. In particular, bank obligations may be subject to the risks associated with interest rate volatility, changes in Federal and state laws and regulations governing the banking industry and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present risks similar to those investing in foreign securities generally and are not subject to the same reserve requirements and other regulations as U.S. banks.

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until WM Advisors determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may: invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

The Northwest Fund concentrates its investments in companies located or doing business in the Northwest region of the United States. The Northwest Fund is not intended as a complete investment program and could be adversely impacted by economic trends within the region.

The Strategic Growth Portfolio can invest as much as 50% of its total assets in the Growth Fund and as much as 50% of its total assets in the Emerging Growth Fund, each of which Underlying Funds may invest as much as 35% of its total assets in lower-rated bonds. Securities rated below investment grade generally involve greater price volatility and risk of principal and income and may be less liquid than higher rated securities.

Certain Portfolios invest as much as 50% of their total assets in the Growth or Emerging Growth Funds, each of which may invest up to 25% of its total assets in foreign equity securities and as much as 5% of its total assets in securities in developing or emerging markets countries. Certain Portfolios invest as much as 50% of their total assets in the International Growth Fund, which invests primarily in the foreign equity securities, and may invest as much as 30% of its total assets in securities in developing or emerging market countries. These investments will subject such Portfolios to risks associated with investing in foreign securities including those resulting from future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

WM VARIABLE TRUST

The officers and Trustees of the Trust also serve as officers and Trustees of the Underlying Funds. In addition, WM Advisors serves as the investment advisor of each underlying fund and Portfolio. Conflicts may arise as the Advisor seeks to fulfill its fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by the Advisor. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing the impact of Portfolio transactions on the Underlying Funds.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
WM Variable Trust:

We have audited the accompanying statements of assets and liabilities of WM Variable Trust (the "Trust") (including WM Variable Trust Money Market Fund, WM Variable Trust Short Term High Quality Bond Fund, WM Variable Trust U.S. Government Securities Fund, WM Variable Trust Income Fund, WM Variable Trust Growth & Income Fund, WM Variable Trust Growth Fund, WM Variable Trust Bond & Stock Fund, WM Variable Trust Northwest Fund, WM Variable Trust Emerging Growth Fund, WM Variable Trust International Growth Fund, WM Variable Trust Strategic Growth Portfolio, WM Variable Trust Conservative Growth Portfolio, WM Variable Trust Balanced Portfolio, WM Variable Trust Flexible Income Portfolio and WM Variable Trust Income Portfolio), including the portfolios of investments, as of December 31, 1999, the related statements of operations for the year then ended, and changes in net assets and financial highlights for the years ended December 31, 1999 and 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended December 31, 1997 were audited by other auditors whose report, dated February 20, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the years ended December 31, 1999 and 1998 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
San Francisco, California
February 4, 2000

SPECIAL MEETING of SHAREHOLDERS (unaudited)
WM VARIABLE TRUST

SHAREHOLDER VOTES

1. A special meeting of shareholders of the Variable Trust International Growth Fund was convened on June 23, 1999, at which shareholders approved the proposed Sub-Advisory Agreement relating to the Fund by and between WM Advisors, Inc. and Capital Guardian Trust Company.

   FOR     AGAINST   ABSTAINED     TOTAL
   ---     -------   ---------     -----
4,258,680  61,333     361,913    4,681,926

TAX information (unaudited)
WM VARIABLE TRUST
YEAR ENDED DECEMBER 31, 1999

The amounts of long-term capital gain paid were as follows:

                   NAME OF FUND/PORTFOLIO
                   ----------------------
Growth & Income Fund........................................  $ 7,535,098
Growth Fund.................................................   14,946,667
Emerging Growth Fund........................................    6,385,569
Strategic Growth Portfolio..................................       56,447
Conservative Growth Portfolio...............................      222,055
Balanced Portfolio..........................................      187,072
Flexible Income Portfolio...................................        5,046

                      (This Page Intentionally Left Blank)

This material is not an offer to sell nor a solicitation to buy the WM Strategic Asset Manager Variable Annuity, WM Advantage Variable Annuity or shares of the WM Variable Trust. It is not authorized for distribution unless preceded or accompanied by a current prospectus(es) that includes information regarding the risk factors, expenses, policies and objectives of the WM Advantage Variable Annuity and WM Strategic Asset Manager Variable Annuity programs. Please read it carefully before investing. WM Advantage and WM Strategic Asset Manager may not be available for sale in all states.

Shares of the WM Variable Trust are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by the depository institution or any other agency. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by WM Funds Distributor, Inc.
Member NASD


                                                                Bulk Rate
                                                                U.S. Postage
                                                                PAID
                                                                Los Angeles, CA
                                                                Permit  #30835


[WM Variable Trust LOGO]

WM Funds Distributor, Inc.
1300 21st Street, 2nd Floor
Sacramento, CA 95814


[Recycle Logo] Printed on recycled paper

                                                                  VTAR (2/24/00)